Filed Pursuant to Rule 433
                                                    Registration No.: 333-127620

                     GSAMP 2005-HE6 FREE WRITING PROSPECTUS

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink: http://sec.gov/Archives/edgar/data/807641/ 000091412105002050/0000914121-05-002050.txt.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The information in this free writing prospectus is preliminary and subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or the solicitation of an offer to purchase these securities, nor will there be any sale of these securities in any jurisdiction where that offer, solicitation or sale is not permitted.

              THIS FREE WRITING PROSPECTUS IS SUBJECT TO COMPLETION
                         AND IS DATED DECEMBER 6, 2005


    Free Writing Prospectus Supplement to Prospectus Dated November 17, 2005
                                  $[_________]
                                (Approximate)(1)
               Mortgage Pass-Through Certificates, Series 2005-HE6
                              GSAMP Trust 2005-HE6
                                     Issuer
                          GS Mortgage Securities Corp.
                                    Depositor
                             Wells Fargo Bank, N.A.
                                 Master Servicer
                            Ocwen Loan Servicing, LLC
                                    Servicer

Consider carefully the Risk Factors beginning on page S-13 in this prospectus supplement and page 2 in the accompanying prospectus.

The certificates will represent interests in GSAMP Trust 2005-HE6 and will not represent interests in or obligations of GS Mortgage Securities Corp., the underwriter, the master servicer, the securities administrator, the servicer, Goldman Sachs Mortgage Company, the original loan sellers, the trustee or any of their respective affiliates.

This prospectus supplement may be used to offer and sell the offered certificates only if accompanied by the prospectus.

The following securities are being offered:

         Approximate
        Initial Class
          Principal      Pass-Through       Ratings
Class     Balance(1)         Rate            Type         (S&P/Moody's)
-----   --------------   ------------   ---------------   -------------
A-1     $[__________]    Variable(2)        Senior           AAA/Aaa
A-2A    $[__________]    Variable(3)        Senior           AAA/Aaa
A-2B    $[__________]    Variable(4)        Senior           AAA/Aaa
A-2C    $[__________]    Variable(5)        Senior           AAA/Aaa
M-1     $[__________]    Variable(6)      Subordinate        AA+/Aa1
M-2     $[__________]    Variable(7)      Subordinate        AA+/Aa2
M-3     $[__________]    Variable(8)      Subordinate        AA/Aa3
M-4     $[__________]    Variable(9)      Subordinate         AA/A1
M-5     $[__________]    Variable(10)     Subordinate        AA-/A2
M-6     $[__________]    Variable(11)     Subordinate         A+/A3
M-7     $[__________]    Variable(12)     Subordinate        A/Baa1
M-8     $[__________]    Variable(13)     Subordinate        A-/Baa2
B-1     $[__________]    Variable(14)     Subordinate       BBB+/Baa3
B-2     $[__________]    Variable(15)     Subordinate       BBB+/Ba1
R-1               $50      N/A(16)      Senior/Residual      AAA/N/A
R-2              $100      N/A(16)      Senior/Residual      AAA/N/A
R-3               $50      N/A(16)      Senior/Residual      AAA/N/A

----------------

Footnotes appear on the following page.

GSAMP Trust 2005-HE6 will issue seventeen classes of offered certificates. Each class of certificates will receive monthly distributions of interest, principal or both, as described in this prospectus supplement. The table above contains a list of the classes of offered certificates, including the initial class principal balance, pass-through rate, and special characteristics of each class.

Goldman, Sachs & Co., the underwriter, will offer the offered certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale plus accrued interest, if any, from the closing date.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              Goldman, Sachs & Co.

         The date of this prospectus supplement is December [__], 2005.

(1)   Subject to a variance of +/-5%.

(2) The Class A-1 certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group I Cap, as described in this prospectus supplement, and
      (iii) the WAC Cap, as described in this prospectus supplement.

(3) The Class A-2A certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group II Cap, as described in this prospectus supplement and
      (iii) the WAC Cap.

(4) The Class A-2B certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group II Cap and (iii) the WAC Cap.

(5) The Class A-2C certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group II Cap and (iii) the WAC Cap.

(6) The Class M-1 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(7) The Class M-2 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(8) The Class M-3 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(9) The Class M-4 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(10) The Class M-5 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(11) The Class M-6 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(12) The Class M-7 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(13) The Class M-8 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(14) The Class B-1 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(15) The Class B-2 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(16) The Class R-1, Class R-2 and Class R-3 certificates are not entitled to receive any distributions of interest.

            IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS
                    PROSPECTUS SUPPLEMENT AND THE PROSPECTUS

      We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) the prospectus, which provides general information, some of which may not apply to your series of certificates, and (b) this prospectus supplement, which describes the specific terms of your series of certificates.

      IF THE DESCRIPTION OF THE TERMS OF YOUR CERTIFICATES CONTAINED IN THIS PROSPECTUS SUPPLEMENT VARIES FROM THE DESCRIPTION CONTAINED IN THE PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.

      We include cross references in this prospectus supplement and the prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the prospectus provide the pages on which these captions are located.

      Words that appear in boldface type in this prospectus supplement and in the prospectus are either defined in the "Glossary of Terms" beginning on page S-119 of this prospectus supplement, or have the meanings given to them on the page indicated in the "Index" beginning on page 123 of the prospectus.

                             EUROPEAN ECONOMIC AREA

      In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

            (a) to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;

            (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than
(euro)50,000,000, as shown in its last annual or consolidated accounts; or

            (c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

      For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                 UNITED KINGDOM

      The underwriter has represented and agreed that:

            (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act (the "FSMA")) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the FSMA does not apply to the issuer; and

            (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

                       NOTICE TO UNITED KINGDOM INVESTORS

      The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") or 19 (Investment Professionals) of the Financial Services and Market Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

      Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                TABLE OF CONTENTS

SUMMARY INFORMATION ....................................................     S-7
RISK FACTORS ...........................................................    S-12
TRANSACTION OVERVIEW ...................................................    S-32
      Parties ..........................................................    S-32
      The Transaction ..................................................    S-33
THE MORTGAGE LOAN POOL .................................................    S-33
      General ..........................................................    S-33
      The Mortgage Loans ...............................................    S-35
      The Group I Mortgage Loans .......................................    S-36
      The Group II Mortgage Loans ......................................    S-37
      Prepayment Premiums ..............................................    S-38
      Adjustable-Rate Mortgage Loans ...................................    S-38
      The Index ........................................................    S-39
      Meritage Underwriting Guidelines .................................    S-39
      First NLC Underwriting Guidelines ................................    S-42
      Credit Scores ....................................................    S-48
THE MASTER SERVICER ....................................................    S-49
      General ..........................................................    S-49
      Compensation of the Master Servicer ..............................    S-49
      Indemnification and Third Party Claims ...........................    S-50
      Limitation on Liability of the Master Servicer ...................    S-50
      Assignment or Delegation of Duties by the Master Servicer;
        Resignation ....................................................    S-51
      Master Servicer Events of Default; Waiver; Termination ...........    S-51
      Assumption of Master Servicing by Trustee ........................    S-52
THE SERVICER ...........................................................    S-53
      General ..........................................................    S-53
      Delinquency and Foreclosure Experience ...........................    S-54
THE SECURITIES ADMINISTRATOR ...........................................    S-57
THE TRUSTEE ............................................................    S-57
DESCRIPTION OF THE CERTIFICATES ........................................    S-57
      General ..........................................................    S-57
      Book-Entry Registration ..........................................    S-58
      Definitive Certificates ..........................................    S-61
      Assignment of the Mortgage Loans .................................    S-62
      Delivery of Mortgage Loan Documents ..............................    S-62
      Representations and Warranties Relating to the Mortgage
        Loans ..........................................................    S-64
      Payments on the Mortgage Loans ...................................    S-68
      Distributions ....................................................    S-69
      Priority of Distributions Among Certificates .....................    S-70
      Distributions of Interest and Principal ..........................    S-70
      Allocation of Principal Payments to Class A Certificates .........    S-75
      Supplemental Interest Trust ......................................    S-76
      Calculation of One-Month LIBOR ...................................    S-76
      Excess Reserve Fund Account ......................................    S-76
      Interest Rate Swap Agreement .....................................    S-77
      Overcollateralization Provisions .................................    S-80
      Restrictions on Transfer of the Residual Certificates ............    S-81
      Reports to Certificateholders ....................................    S-82
      Yield on the Residual Certificates ...............................    S-82
THE POOLING AND SERVICING AGREEMENT ....................................    S-83
      General ..........................................................    S-83
      Servicing and Trustee Fees and Other Compensation and
        Payment of Expenses ............................................    S-83
      P&I Advances and Servicing Advances ..............................    S-83
      Prepayment Interest Shortfalls ...................................    S-84
      Advance Facility; Pledge of Servicing Rights .....................    S-84
      Servicer Reports .................................................    S-85
      Collection and Other Servicing Procedures ........................    S-85
      Hazard Insurance .................................................    S-86
      Realization Upon Defaulted Mortgage Loans ........................    S-87
      Optional Repurchase of Delinquent Mortgage Loans .................    S-87
      Removal and Resignation of the Servicer ..........................    S-87
      Termination; Optional Clean-up Call ..............................    S-89
      Amendment ........................................................    S-90
      Certain Matters Regarding the Depositor, the Servicer, the
        Securities Administrator, the Custodians and the Trustee .......    S-90
PREPAYMENT AND YIELD CONSIDERATIONS ....................................    S-91
      Structuring Assumptions ..........................................    S-91
      Defaults .........................................................    S-95
      Prepayment Considerations and Risks ..............................    S-95
      Overcollateralization Provisions .................................    S-97
      Subordinated Certificates ........................................    S-97
      Effect on Yields Due to Rapid Prepayments ........................    S-98
      Weighted Average Lives of the LIBOR Certificates .................    S-98

      Decrement Tables .................................................    S-98
      Available Funds Caps .............................................   S-107
      WAC Cap, Loan Group I Cap and Loan Group II Cap ..................   S-109
      Last Scheduled Distribution Date .................................   S-110
FEDERAL INCOME TAX CONSEQUENCES ........................................   S-110
      General ..........................................................   S-110
      Taxation of Regular Interests ....................................   S-110
      Residual Certificates ............................................   S-111
      Status of the Offered Certificates ...............................   S-112
      The Basis Risk Contract Component ................................   S-112
      Other Matters ....................................................   S-114
STATE AND LOCAL TAXES ..................................................   S-114
ERISA CONSIDERATIONS ...................................................   S-114
LEGAL INVESTMENT .......................................................   S-116
LEGAL MATTERS ..........................................................   S-117
RATINGS ................................................................   S-118
GLOSSARY OF TERMS ......................................................   S-119
ANNEX I - CERTAIN U.S. FEDERAL INCOME
  TAX DOCUMENTATION REQUIREMENTS ............................................I-1
ANNEX II - INTEREST RATE SWAP NOTIONAL
  AMOUNT AMORTIZATION SCHEDULE .............................................II-1
SCHEDULE A - STRUCTURAL AND
  COLLATERAL TERM SHEET......................................................A-1

--------------------------------------------------------------------------------

                               SUMMARY INFORMATION

      The following summary highlights selected information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. To understand the terms of the offered certificates, read carefully this entire prospectus supplement and the prospectus.

      This summary provides an overview of certain calculations, cash flows and other information to aid your understanding. This summary is qualified by the full description of these calculations, cash flows and other information in this prospectus supplement and the prospectus.

The Offered Certificates

      The GSAMP Trust 2005-HE6 will issue the Mortgage Pass-Through Certificates, Series 2005-HE6. Seventeen classes of the certificates - Class A-1, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class R-1, Class R-2 and Class R-3 - are being offered to you by this prospectus supplement. The Class R-1, Class R-2 and Class R-3 certificates are sometimes referred to as "residual certificates" in this prospectus supplement. The offered certificates, other than the residual certificates, are referred to as the "LIBOR certificates" in this prospectus supplement. The Class A-1 certificates generally represent interests in the group I mortgage loans. The Class A-2A, Class A-2B and Class A-2C certificates generally represent interests in the group II mortgage loans. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class R-1, Class R-2 and Class R-3 certificates represent interests in all of the mortgage loans in the trust.

The Other Certificates

      The trust will also issue three other classes of certificates - Class X , Class P and Class C - that are not being offered under this prospectus supplement.

     The Class X certificates will initially evidence an interest of approximately 4.95% of the aggregate scheduled principal balance of the mortgage loans in the trust, which is the initial overcollateralization required by the pooling and servicing agreement.

      The Class P certificates will not have a principal balance and will not be entitled to distributions in respect of principal or interest. The Class P certificates will be entitled to all prepayment premiums or charges received in respect of the mortgage loans.

      The Class C certificates will not have a principal balance and will not be entitled to distributions in respect of principal or interest. The majority holder or holders of the Class C certificates will be entitled to direct Ocwen Loan Servicing, LLC to exercise the optional clean-up call, as further described in this prospectus supplement.

     The certificates will represent fractional undivided interests in the assets of the trust, which consist primarily of the mortgage loans.

Closing Date

      On or about December 29, 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Cut-off Date

      December 1, 2005.

Statistical Calculation Date

      All statistical information regarding the mortgage loans in this prospectus supplement is based on the scheduled principal balances of the mortgage loans as of the statistical calculation date of November 1, 2005, unless otherwise specified in this prospectus supplement.

Distributions

      Distributions on the certificates will be made on the 25th day of each month, or, if the 25th day is not a business day, on the next business day, beginning in January 2006, to the holders of record on the preceding record date.

      The record date for the LIBOR certificates for any distribution date will be the last business day of the applicable interest accrual period, unless the certificates are issued in definitive form, in which case the record date will be the last business day of the month preceding the month in which the related distribution date occurs. The Class R-1, Class R-2 and Class R-3 certificates will be offered only in definitive form and the record date for the residual certificates will be the last business day of the month preceding the month in which the related distribution date occurs.

Payments of Interest

      The pass-through rates for each class of LIBOR certificates will be equal to the sum of one-month LIBOR plus a fixed margin, subject to caps on those pass-through rates described in this prospectus supplement. The fixed margins will increase on the first day of the interest accrual period for the distribution date after the date on which the optional clean-up call is first exercisable as described under "Description of the Certificates--Distributions of Interest and Principal" and "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement. Interest will accrue on the LIBOR certificates on the basis of a 360-day year and the actual number of days elapsed in the applicable interest accrual period.

      The interest accrual period for the LIBOR certificates for any distribution date will be the period from and including the preceding distribution date (or, in the case of the first distribution date, the closing date) through the day before the current distribution date.

      The residual certificates will not be entitled to any distributions of interest.

Payments of Principal

      Principal will be paid on the offered certificates on each distribution date as described under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

Credit Enhancement

      The credit enhancement provided for the benefit of the holders of the certificates consists solely of:

      o an initial overcollateralization amount of approximately 4.95% of the aggregate scheduled principal balance of the mortgage loans as of the cut-off date,

      o the use of excess interest, after taking into account certain payments received or paid by the trust under the interest rate swap agreement described below, to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization at a specified level,

      o the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates, and

      o the allocation of losses on the mortgage loans to the most subordinate classes of certificates then outstanding.

Interest Rate Swap Agreement

      On the closing date, the trust will enter into an interest rate swap agreement with [Goldman Sachs Mitsui Marine Derivative Products, L.P.], a swap provider that has a counterparty rating of [Aaa] from Moody's Investors Service, Inc. and a credit rating of [AA+] from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (or has a guarantor that has such ratings). Under the interest rate swap agreement, with respect to the first

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

60 distribution dates the trust will pay to the swap provider a fixed payment at a rate of 4.9465% per annum and the swap provider will pay to the trust a floating payment at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), in each case calculated on a notional amount equal to the lesser of a scheduled notional amount or the outstanding principal balance of the LIBOR certificates. To the extent that the fixed payment exceeds the floating payment payable with respect to any of the first 60 distribution dates, amounts otherwise available for payments on the certificates will be applied on that distribution date to make a net payment to the swap provider, and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 60 distribution dates, the swap provider will owe a net payment to the trust on the business day preceding that distribution date. Any net amounts received by or paid out from the trust under the interest rate swap agreement will either increase or reduce the amount available to make payments on the certificates, as described under "Description of the Certificates--Supplemental Interest Trust" in this prospectus supplement. The interest rate swap agreement is scheduled to terminate following the distribution date in December 2010.

      For further information regarding the interest rate swap agreement, see "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

The Mortgage Loans

      The mortgage loans to be included in the trust will be fixed- and adjustable-rate subprime mortgage loans secured by first or second lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by Goldman Sachs Mortgage Company, an affiliate of the depositor, from (a) Meritage Mortgage Corporation, (b) First NLC Financial Services, LLC, (c) Acoustic Home Loans, LLC, (d) Fremont Investment & Loan and
(e) various mortgage loan sellers through Goldman Sachs Mortgage Company's mortgage conduit program. Goldman Sachs Mortgage Company will make certain representations and warranties relating to the mortgage loans it acquired through Goldman Sachs Mortgage Company's mortgage conduit program and those mortgage loans acquired from Acoustic Home Loans, LLC and Meritage Mortgage Corporation. Fremont Investment & Loan and First NLC Financial Services, LLC will each make certain representations and warranties relating to the mortgage loans they sold to Goldman Sachs Mortgage Company.

      On the closing date, the trust will acquire the mortgage loans. As of the statistical calculation date, the aggregate scheduled principal balance of the mortgage loans was approximately $787,718,285 which approximately 86.89% are adjustable-rate and approximately 13.11% are fixed-rate.

      The mortgage loans have original terms to maturity of not greater than 480 months, have a weighted average remaining term to scheduled maturity of 352 months and have the following approximate characteristics as of the statistical calculation date:

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                                      S-9

--------------------------------------------------------------------------------

                       Selected Mortgage Loan Pool Data(1)

                                                            Group I                           Group II
                                               --------------------------------   --------------------------------
                                               Adjustable-Rate       Fixed-Rate   Adjustable-Rate        Fixed-Rate        Aggregate
                                               ---------------  ---------------   ---------------   ---------------  ---------------
Scheduled Principal Balance:                      $397,942,133      $73,734,071      $286,543,764       $29,948,316     $787,718,285
Number of Mortgage Loans:                                2,691              720             1,027               174            4,612
Average Scheduled Principal Balance:                  $147,879         $102,408          $279,010          $169,531         $170,798
Weighted Average Gross Interest Rate:                   7.574%           7.529%            7.154%            7.442%           7.412%
Weighted Average Net Interest Rate:(2)                  7.063%           7.017%            6.642%            6.930%           6.901%
Weighted Average Original FICO Score:                      620              629               647               658              632
Weighted Average Original LTV Ratio:(3)                 83.06%           72.24%            81.85%            68.36%           81.06%
Weighted Average
  Combined Original LTV Ratio:(3)                       83.66%           81.23%            83.08%            84.84%           83.26%
Weighted Average Stated
  Remaining Term (months):                                 355              335               354               337              352
Weighted Average Seasoning (months):                         3                3                 3                 3                3
Weighted Average Months to Roll:(4)                         23              N/A                22               N/A               23
Weighted Average Gross Margin:(4)                        6.40%              N/A             6.12%               N/A            6.28%
Weighted Average Initial Rate Cap:(4)                    3.27%              N/A             2.92%               N/A            3.12%
Weighted Average Periodic Rate Cap:(4)                   1.33%              N/A             1.33%               N/A            1.33%
Weighted Average Gross Maximum
  Lifetime Rate:(4)                                     14.04%              N/A            13.61%               N/A           13.86%
Silent Seconds:(5)                                      24.34%            6.80%            46.29%             17.04%          30.41%

------------------------

(1) All percentages calculated in this table are based on scheduled principal balances as of the statistical calculation date, unless otherwise noted.
(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing, master servicing and trustee fee rates.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property.
(4) Represents the weighted average of the adjustable-rate mortgage loans in the applicable loan group.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second-lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first-lien mortgage loan. The second-lien mortgage loan is not included in the mortgage loan pool.

      For purposes of calculating principal and interest distributions on the Class A-1, Class A-2A, Class A-2B and Class A-2C certificates and for purposes of calculating the allocation of certain interest shortfalls to the certificates, in each case as described in detail in this prospectus supplement, the mortgage loans have been divided into two groups, designated as "group I mortgage loans" and "group II mortgage loans." The group I mortgage loans consist only of those mortgage loans with principal balances that conform to Freddie Mac or Fannie Mae guidelines. The group II mortgage loans consist of mortgage loans that may or may not conform to Freddie Mac or Fannie Mae guidelines. The characteristics of the mortgage loans in each group are described under "The Mortgage Loan Pool" in this prospectus supplement. The Class A-1 certificates generally represent interests in the group I mortgage loans. The Class A-2A, Class A-2B and Class A-2C certificates generally represent interests in the group II mortgage loans. The Class R-1, Class R-2, Class R-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates represent interests in all the mortgage loans in the trust.

      Generally, after an initial fixed-rate period, the interest rate on each adjustable-rate mortgage loan will adjust semi-annually on each adjustment date to equal the sum of six-month LIBOR and the gross margin for that mortgage loan subject to periodic and lifetime limitations. See "The Mortgage Loan Pool--The Index" in this prospectus supplement.

      The first adjustment date generally will occur only after an initial period of approximately two to five years.

      For additional information regarding the mortgage loans, see "The Mortgage Loan Pool" in this prospectus supplement.

Servicing of the Mortgage Loans

      Ocwen Loan Servicing, LLC will act as servicer of the mortgage loans and will be obligated to service and administer the mortgage loans on behalf of the trust, for the benefit of the holders of the certificates. See "The Servicer" and "The Pooling and Servicing Agreement" in this prospectus supplement.

      Wells Fargo Bank, N.A. will function as the master servicer and will be required to monitor the performance of the servicer pursuant to the pooling and servicing agreement. Wells Fargo Bank, N.A., acting as the securities

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

administrator, may perform certain functions and services of the trustee, which are described in this prospectus supplement. See "The Master Servicer" and "The Securities Administrator" in this prospectus supplement.

Optional Termination of the Trust

      The majority holders in the aggregate of the Class C certificates may, at their option, direct Ocwen Loan Servicing, LLC to purchase the mortgage loans and terminate the trust on any distribution date when the aggregate stated principal balance, as further described in this prospectus supplement, of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date. In addition, the master servicer or the servicer individually, may, at their option, purchase the mortgage loans and terminate the trust on any distribution date when the aggregate stated principal balance of the mortgage loans as of the last day of the related due period is equal to or less than 5% of the aggregate stated principal balance of the mortgage loans as of the cut-off date. Either purchase of the mortgage loans would result in the final distribution on the certificates on that distribution date.

Advances

      The servicer will be required to make cash advances with respect to delinquent payments of principal and interest on the mortgage loans and cash advances to preserve and protect the mortgaged property (such as for taxes and insurance), unless the servicer reasonably believes that the cash advances cannot be repaid from future payments or other collections on the mortgage loans or which the advances are being made. The master servicer, acting as backup servicer, will be required to advance its own funds to make advances if the servicer fails to do so (unless the master servicer deems the advances to be nonrecoverable) as required under the pooling and servicing agreement. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates or to preserve and protect the mortgaged property and are not intended to guarantee or insure against losses.

ERISA Considerations

      Subject to the conditions described under "ERISA Considerations" in this prospectus supplement, the offered certificates, other than the residual certificates, may be purchased by an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Section 4975 of the Internal Revenue Code. Sales of the residual certificates to such plans or retirement arrangements are prohibited.

      In making a decision regarding investing in any class of offered certificates, other than the residual certificates, fiduciaries of such plans or arrangements should consider the additional requirements resulting from the interest rate swap agreement as discussed under "ERISA Considerations" in this prospectus supplement.

Federal Tax Aspects

      Cadwalader, Wickersham & Taft LLP acted as tax counsel to GS Mortgage Securities Corp. and is of the opinion that:

      o portions of the trust will be treated as multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes,

      o the LIBOR certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk carry forward amounts pursuant to the payment priorities in the transaction. Each interest in basis risk carry forward amounts will be treated as an interest rate cap contract for federal income tax purposes,

      o the Class R-2 certificates will represent the beneficial ownership of the residual interest in the REMIC that will hold the mortgage loans,

      o the Class R-1 certificates will represent the beneficial ownership of the residual interest in certain other REMICs formed pursuant to the pooling and servicing agreement; and

      o the Class R-3 certificates will represent the beneficial ownership of the residual interest in another REMIC formed

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            pursuant to the pooling and servicing agreement.

Legal Investment

      The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of the offered certificates. See "Risk Factors--Your Investment May Not Be Liquid" in this prospectus supplement and "Legal Investment" in this prospectus supplement and in the prospectus.

Ratings

      In order to be issued, the offered certificates must be assigned ratings not lower than the following by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc.:

Class               S&P            Moody's
-------------   ----------    ----------------
A-1 .......         AAA             Aaa
A-2A ......         AAA             Aaa
A-2B ......         AAA             Aaa
A-2C ......         AAA             Aaa
M-1 .......         AA+             Aa1
M-2 .......         AA+             Aa2
M-3 .......          AA             Aa3
M-4 .......          AA             A1
M-5 .......         AA-             A2
M-6 .......          A+             A3
M-7 .......          A              Baa1
M-8 .......          A-             Baa2
B-1 .......         BBB+            Baa3
B-2 .......         BBB+            Ba1
R-1 .......         AAA             N/A
R-2 .......         AAA             N/A
R-3 .......         AAA             N/A

      A security rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by any of the rating agencies.

--------------------------------------------------------------------------------

                                  RISK FACTORS

      THE OFFERED CERTIFICATES ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, YOU SHOULD NOT PURCHASE ANY CLASS OF OFFERED CERTIFICATES UNLESS YOU UNDERSTAND AND ARE ABLE TO BEAR THE PREPAYMENT, CREDIT, LIQUIDITY AND MARKET RISKS ASSOCIATED WITH THAT CLASS.

      THE OFFERED CERTIFICATES ARE COMPLEX SECURITIES AND IT IS IMPORTANT THAT YOU POSSESS, EITHER ALONE OR TOGETHER WITH AN INVESTMENT ADVISOR, THE EXPERTISE NECESSARY TO EVALUATE THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN THE CONTEXT OF YOUR FINANCIAL SITUATION.

      ALL PERCENTAGES OF MORTGAGE LOANS IN THIS "RISK FACTORS" SECTION ARE BASED ON THE SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE STATISTICAL CALCULATION DATE OF NOVEMBER 1, 2005.

Less Stringent                The mortgage loans were made, in part, to
Underwriting Standards        borrowers who, for one reason or another, are not
and the Resultant             able, or do not wish, to obtain financing from
Potential for                 traditional sources. These mortgage loans may be
Delinquencies on the          considered to be of a riskier nature than mortgage
Mortgage Loans Could Lead     loans made by traditional sources of financing, so
to Losses on Your             that the holders of the certificates may be deemed
Certificates                  to be at greater risk of loss than if the mortgage
                              loans were made to other types of borrowers.

                              The underwriting standards used in the origination of the mortgage loans held by the trust are generally less stringent than those of Fannie Mae or Freddie Mac with respect to a borrower's credit history and in certain other respects. Mortgage loan borrowers may have an impaired or unsubstantiated credit history. As a result of this less stringent approach to underwriting, the mortgage loans purchased by the trust may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a manner which is more similar to the Fannie Mae and Freddie Mac guidelines.

Geographic Concentration      Different geographic regions of the United States
of the Mortgage Loans in      from time to time will experience weaker regional
Particular Jurisdictions      economic conditions and housing markets, and,
May Result in Greater         consequently, may experience higher rates of loss
Losses If Those               and delinquency on mortgage loans generally. Any
Jurisdictions Experience      concentration of the mortgage loans in a region
Economic Downturns            may present risk considerations in addition to
                              those generally present for similar
                              mortgage-backed securities without that
                              concentration. This may subject the mortgage loans held by the trust to the risk that a downturn in the economy in this region of the country would more greatly affect the pool than if the pool were more diversified.

                              In particular, the following approximate percentages of mortgage loans were secured by mortgaged properties located in the following states:

                              All mortgage loans

                              California  Florida  Illinois  Maryland
                              ----------  -------  --------  --------
                              25.02%      10.62%   10.42%    5.74%

                              Group I mortgage loans

                              California  Illinois  Florida  Maryland  Minnesota
                              ----------  --------  -------  --------  ---------
                              13.93%      12.61%    10.46%   6.36%     5.26%

                              Group II mortgage loans

                              California  Florida  Illinois
                              ----------  -------  --------
                              41.57%      10.86%   7.14%

                              Because of the relative geographic concentration of the mortgaged properties within the certain states, losses on the mortgage loans may be higher than would be the case if the mortgaged properties were more geographically diversified. For example, some of the mortgaged properties may be more susceptible to certain types of special hazards, such as earthquakes, hurricanes, wildfires, floods, and other natural disasters and major civil disturbances, than residential properties located in other parts of the country.

                              Approximately 7.47% of the mortgage loans are secured by mortgaged properties that are located in areas in Alabama, Florida, Louisiana, Mississippi and Texas designated for individual assistance by the Federal Emergency Management Agency, or FEMA, due to Hurricane Katrina, Hurricane Rita and Hurricane Wilma. The depositor has not been able to determine whether, and the extent to which, any of the mortgaged properties securing these loans have been affected by Hurricane Katrina, Hurricane Rita and Hurricane Wilma. In selecting mortgage loans for inclusion in the trust, the depositor did not include mortgage loans secured by properties in certain of the areas designated by FEMA for individual assistance.

                              Goldman Sachs Mortgage Company will represent and warrant that, to its knowledge, between the date on which Goldman Sachs Mortgage Company purchased the mortgage loans and the closing date, each mortgaged property was not damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the mortgaged property as security for the mortgage loan or the use for which the premises were intended and each mortgaged property continues to be in good repair. In the event of a material breach of this representation and warranty, determined without regard to whether Goldman Sachs Mortgage Company had knowledge of any such damage, Goldman Sachs Mortgage Company will be required to cure, substitute for or repurchase the affected mortgage loan in the manner and to the extent described in this prospectus supplement. Any such repurchase will have the same effect as a prepayment of a mortgage loan, as further described in this prospectus supplement. Any damage to a property that secures a mortgage loan in the trust occurring after the closing date will not be a breach of this representation and warranty.

                              Approximately 25.02% of the mortgage loans are secured by mortgaged properties that are located in California. Property in California may be more susceptible than homes located in other parts of the country to certain types of uninsurable hazards, such as earthquakes, floods, mudslides and other natural disasters.

                              In addition, the economies of the states with high concentrations of mortgaged properties may be adversely affected to a greater degree than the economies of other areas of the country by certain regional developments. If the residential real estate markets in an area of concentration experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on the mortgage loans may increase and the increase may be substantial.

                              Because of the relative geographic concentration of the mortgaged properties within the certain states, losses on the mortgage loans may be higher than would be the case if the mortgaged properties were more geographically diversified. For example, some of the mortgaged properties may be more susceptible to certain types of special hazards, such as earthquakes, hurricanes, floods, fires and other natural disasters and major civil disturbances, than residential properties located in other parts of the country. In addition, the economies of the states with high concentrations of mortgaged properties may be adversely affected to a greater degree than the economies of other areas of the country by certain regional developments. If the residential real estate markets in an area of concentration experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on the mortgage loans may increase and the increase may be substantial.

                              The concentration of mortgage loans with specific characteristics relating to the types of properties, property characteristics, and geographic location are likely to change over time. Principal payments may affect the concentration levels. Principal payments could include voluntary prepayments and prepayments resulting from casualty or condemnation, defaults and liquidations and from repurchases due to breaches of representations and warranties. Because principal payments on the mortgage loans are payable to the subordinated certificates at a slower rate than principal payments are made to the Class A certificates, the subordinated certificates are more likely to be exposed to any risks associated with changes in concentrations of mortgage loan or property characteristics.

Effect on Yields Caused       Mortgagors may prepay their mortgage loans in
by Prepayments, Defaults      whole or in part at any time. A prepayment of a
and Losses                    mortgage loan generally will result in a
                              prepayment on the certificates. We cannot predict the rate at which mortgagors will repay their mortgage loans. We cannot assure you that the actual prepayment rates of the mortgage loans included in the trust will conform to any historical prepayment rates or any forecasts of prepayment rates described or reflected in any reports or studies relating to pools of mortgage loans similar to the types of mortgage loans included in the trust.

                              If you purchase your certificates at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you anticipate.

                              If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

                              The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates. Generally, for fixed-rate mortgage loans, if prevailing interest rates decline significantly below the interest rates on the fixed-rate mortgage loans, the fixed-rate mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on the fixed-rate mortgage loans. Conversely, if prevailing interest rates rise significantly, prepayments on the fixed-rate mortgage loans may decrease.

                              The prepayment behavior of the adjustable-rate mortgage loans and of the fixed-rate mortgage loans may respond to different factors, or may respond differently to the same factors. If, at the time of their first adjustment, the interest rates on any of the adjustable-rate mortgage loans would be subject to adjustment to a rate higher than the then prevailing interest rates available to borrowers, the borrowers may prepay their adjustable-rate mortgage loans. The adjustable-rate mortgage loans may also suffer an increase in defaults and liquidations following upward adjustments of their interest rates, especially following their initial adjustments.

                              Approximately 74.48% of the group I mortgage loans and approximately 80.07% of the group II mortgage loans require the mortgagor to pay a prepayment premium in certain instances if the mortgagor prepays the mortgage loan during a stated period, which may be from twelve months to five years after the mortgage loan was originated. A prepayment premium may or may not discourage a mortgagor from prepaying the related mortgage loan during the applicable period.

                              Goldman Sachs Mortgage Company, Fremont Investment & Loan or First NLC Financial Services, LLC may be required to purchase mortgage loans from the trust in the event certain breaches of their respective representations and warranties occur and have not been cured. These purchases will have the same effect on the holders of the LIBOR certificates as a prepayment of those mortgage loans.

                              The majority Class C certificateholders may, at their option, direct Ocwen Loan Servicing, LLC to purchase all of the mortgage loans and terminate the trust on any distribution date when the aggregate stated principal balance of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of all of the mortgage loans as of the cut-off date.

                              If the rate of default and the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

                              As a result of the absorption of realized losses on the mortgage loans by excess interest and overcollateralization as described in this prospectus supplement, liquidations of defaulted mortgage loans, whether or not realized losses are incurred upon the liquidations, will result in an earlier return of principal to the LIBOR certificates and will influence the yield on the LIBOR certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the LIBOR certificates.

                              The overcollateralization provisions are intended to result in an accelerated rate of principal distributions to holders of the LIBOR certificates then entitled to principal distributions at any time that the overcollateralization provided by the mortgage loan pool falls below the required level. An earlier return of principal to the holders of the LIBOR certificates as a result of the overcollateralization provisions will influence the yield on the LIBOR certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the LIBOR certificates.




                              The multiple class structure of the LIBOR certificates causes the yield of certain classes of the LIBOR certificates to be particularly sensitive to changes in the rates of prepayments of mortgage loans. Because distributions of principal will be made to the classes of LIBOR certificates according to the priorities described in this prospectus supplement, the yield to maturity on those classes of LIBOR certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes. In particular, the subordinated certificates (i.e., the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates) do not receive any portion of the amount of principal payable to the LIBOR certificates prior to the distribution date in January 2009 unless the aggregate certificate principal balance of the Class A certificates has been reduced to zero. Thereafter, subject to the loss and delinquency performance of the mortgage loan pool, the subordinated certificates may continue to receive no portion of the amount of principal then payable to the LIBOR certificates unless the aggregate certificate principal balance of the Class A certificates has been reduced to zero. The weighted average lives of the subordinated certificates will therefore be longer than would otherwise be the case.

                              The value of your certificates may be reduced if the rate of default or the amount of losses is higher than expected.

                              If the performance of the mortgage loans is substantially worse than assumed by the rating agencies, the ratings of any class of the certificates may be lowered in the future. This would probably reduce the value of those certificates. No one will be required to supplement any credit enhancement or to take any other action to maintain any rating of the certificates.

                              Newly originated mortgage loans may be more likely to default, which may cause losses on the offered certificates.

                              Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans. Substantially all of the mortgage loans have been originated within the 15 months prior to their sale to the trust. As a result, the trust may experience higher rates of default than if the mortgage loans had been outstanding for a longer period of time.

                              The credit enhancement features may be inadequate to provide protection for the LIBOR certificates.

                              The credit enhancement features described in this prospectus supplement are intended to enhance the likelihood that holders of the Class A certificates, and to a limited extent, the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, and, to a lesser degree, the holders of the Class B-1 and Class B-2 certificates, will receive regular payments of interest and principal. However, we cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of delinquencies or defaults on the mortgage loans. If delinquencies or defaults occur on the mortgage loans, neither the servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if the advances are not likely to be recovered.

                              If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, you may suffer losses, even if you own Class A certificates.

Interest Generated by the     The weighted average of the interest rates on the
Mortgage Loans May Be         mortgage loans is expected to be higher than the
Insufficient to Maintain      pass-through rates on the LIBOR certificates.
the Required Level of         Interest on the mortgage loans, after taking into
Overcollateralization         account certain payments received or paid by the
                              trust pursuant to the interest rate swap agreement, is expected to generate more interest than is needed to pay interest owed on the LIBOR certificates and to pay certain fees and expenses payable by the trust. Any remaining interest will then be used to absorb losses that occur on the mortgage loans.
                              After these financial obligations of the trust are covered, the available excess interest will be used to maintain the overcollateralization at the required level determined as described in this prospectus supplement. We cannot assure you, however, that enough excess interest will be generated to absorb losses or to maintain the required level of overcollateralization. The factors described below, as well as the factors described in the next Risk Factor, will affect the amount of excess interest available to the trust.

                              Every time a mortgage loan is prepaid in full, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest. In the event of a partial prepayment, the mortgage loan will be generating less interest.

                              Every time a mortgage loan is liquidated or written off, excess interest may be reduced because those mortgage loans will no longer be outstanding and generating interest.

                              If the rates of delinquencies, defaults or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available to make required distributions on the LIBOR certificates.

                              All of the adjustable-rate mortgage loans have interest rates that adjust based on an index that is different from the index used to determine the pass-through rates on the LIBOR certificates, and the fixed-rate mortgage loans have interest rates that do not adjust. In addition, the first adjustment of the interest rates for approximately 84.88% of the adjustable-rate mortgage loans will not occur until two years after the date of origination. The first adjustment of the interest rates for approximately 14.50% of the adjustable-rate mortgage loans will not occur until three years after the date of origination. The first adjustment of the interest rates for approximately 0.62% of the adjustable-rate mortgage loans will not occur until five years after the date of origination. See "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement. As a result, the pass-through rates on the LIBOR certificates may increase relative to the weighted average of the interest rates on the mortgage loans, or the pass-through rates on the LIBOR certificates may remain constant as the weighted average of the interest rates on the mortgage loans declines. In either case, this would require that more of the interest generated by the mortgage loans be applied to cover interest on the LIBOR certificates. The pass-through rates on the LIBOR certificates cannot exceed the weighted average net interest rate of the mortgage loan pool, adjusted for net payments to or from the swap provider.

                              If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the amount of excess interest generated by the mortgage loans will be less than would otherwise be the case.

                              Investors in the LIBOR certificates, and particularly the subordinated certificates, should consider the risk that the overcollateralization may not be sufficient to protect your certificates from losses.

Effect of Mortgage            The LIBOR certificates accrue interest at
Interest Rates and Other      pass-through rates based on the one-month LIBOR
Factors on the                index plus specified margins, but are subject to
Pass-Through Rates on the     certain limitations. Those limitations on the
LIBOR Certificates            pass-through rates for the LIBOR certificates are
                              based, in part, on the weighted average of the net interest rates on the mortgage loans, adjusted for net payments to or from the swap provider.

                              A variety of factors, in addition to those described in the previous Risk Factor, could limit the pass-through rates and adversely affect the yield to maturity on the LIBOR certificates. Some of these factors are described below:

                              The interest rates on the fixed-rate mortgage loans will not adjust, and the interest rates on the adjustable-rate mortgage loans are based on a six-month LIBOR index. The adjustable-rate mortgage loans have periodic and maximum limitations on adjustments to their interest rates, and approximately 82.20% of the adjustable-rate mortgage loans in group I and approximately 88.61% of the adjustable-rate mortgage loans in group II will have the first adjustment to their interest rates after two years, with the remainder having their first adjustment three to five years after the origination of those mortgage loans. As a result of the limit on the pass-through rates on the LIBOR certificates, those LIBOR certificates may accrue less interest than they would accrue if their pass-through rates were based solely on the one-month LIBOR index plus the specified margins.

                              The six-month LIBOR index may change at different times and in different amounts than one-month LIBOR. As a result, it is possible that interest rates on certain of the adjustable-rate mortgage loans may decline while the pass-through rates on the LIBOR certificates are stable or rising. It is also possible that the interest rates on the adjustable-rate mortgage loans and the pass-through rates for the LIBOR certificates may decline or increase during the same period, but that the pass-through rates on these certificates may decline more slowly or increase more rapidly.

                              The pass-through rates for the LIBOR certificates adjust monthly and are subject to maximum interest rate caps while the interest rates on the adjustable-rate mortgage loans adjust less frequently and the interest rates on the fixed-rate mortgage loans do not adjust. Consequently, the limit on the pass-through rates on the LIBOR certificates may limit increases in the pass-through rates for those classes for extended periods in a rising interest rate environment.

                              If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the pass-through rates on the LIBOR certificates are more likely to be limited.

                              If the pass-through rates on the LIBOR
                              certificates are limited for any distribution date due to a cap based on the weighted average net interest rates of the mortgage loans (adjusted for net payments to or from the swap provider), the resulting interest shortfalls may be recovered by the holders of these certificates on the same distribution date or on future distribution dates on a subordinated basis to the extent that on that distribution date or future distribution dates there are available funds remaining after certain other distributions on the LIBOR certificates and the payment of certain fees and expenses of the trust. However, we cannot assure you that these funds will be sufficient to fully cover these shortfalls.

Effect on Yields Due to       Any net payment payable to the swap provider under
Rapid Prepayments; No         the terms of the interest rate swap agreement will
Assurance of Amounts          reduce amounts available for distribution to
Received Under the            certificateholders, and may reduce the
Interest Rate Swap            pass-through rates on the LIBOR certificates.
Agreement

                              In addition, certain swap termination payments arising under the interest rate swap agreement are payable to the swap provider on a senior basis and such payments may reduce amounts available for distribution to certificateholders.

                              Any amounts received under the interest rate swap agreement will be applied as described in this prospectus supplement to pay interest shortfalls, maintain overcollateralization and cover losses. However, no amounts will be payable to the trust by the swap provider unless the floating payment owed by the swap provider for a distribution date exceeds the fixed payment owed to the swap provider for that distribution date. This will not occur except in a period where one-month LIBOR (as determined pursuant to the interest rate swap agreement) exceeds [4.9465]%. We cannot assure you that any amounts will be received under the interest rate swap agreement, or that any such amounts that are received will be sufficient to cover interest shortfalls or losses on the mortgage loans, or to maintain required overcollateralization.

                              See "Description of the
                              Certificates--Distributions of Interest and
                              Principal," "--Supplemental Interest Trust" and "--Interest Rate Swap Agreement" in this prospectus supplement.

Prepayments on the            When a principal prepayment is made by the
Mortgage Loans Could Lead     mortgagor on a mortgage loan, the mortgagor is
to Shortfalls in the          charged interest on the amount of prepaid
Distribution of Interest      principal only up to the date of the
on Your

Certificates                  prepayment, instead of for a full month. However,
                              principal prepayments will only be passed through to the holders of the certificates once a month on the distribution date which follows the calendar month in which the prepayment was received by the servicer. The servicer is obligated to pay an amount, without any right of reimbursement, for those shortfalls in interest collections payable on the certificates that are attributable to the difference between the interest paid by a mortgagor in connection with principal prepayments and thirty days' interest on the amount prepaid, but only to the extent of the applicable monthly servicing fee for that calendar month.

                              If the servicer fails to make such compensating interest payments or the shortfall exceeds the applicable monthly servicing fee for the related distribution date, there will be fewer funds available for the distribution of interest on the certificates. Such shortfalls of interest will result in a reduction of the yield on your certificates.

Additional Risks Associated
with the Subordinated
Certificates                  The weighted average lives of, and the yields to
                              maturity on, the Class M-1, Class M-2, Class M-3,
                              Class M-4, Class M-5, Class M-6, Class M-7, Class
                              M-8, Class B-1 and Class B-2 certificates will be progressively more sensitive, in that order, to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans.
                              If the actual rate and severity of losses on the mortgage loans is higher than those assumed by an investor in such certificates, the actual yield to maturity of such certificates may be lower than the yield anticipated by such holder based on such assumption. The timing of losses on the mortgage loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage loans are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Realized losses on the mortgage loans, to the extent they exceed the amount of excess interest and overcollateralization following distributions of principal on the related distribution date, will reduce the certificate principal balance of the Class B-2, Class B-1, Class M-8, Class M-7, Class M-6, Class
                              M-5, Class M-4, Class M-3, Class M-2 and Class M-1 certificates, in that order. As a result of such reductions, less interest will accrue on such class of certificates than would otherwise be the case.

                              Once a realized loss on a mortgage loan is allocated to a certificate, no principal or interest will be distributable with respect to such written down amount and the holder of the certificate will not be entitled to reimbursements for such lost interest or principal even if funds are available for reimbursement, except to the extent of any subsequent recoveries received on liquidated mortgage loans after they have been liquidated.

                              Unless the aggregate certificate principal balances of the Class A certificates have been reduced to zero, the subordinated certificates will not be entitled to any principal distributions until January 2009 or a later date as described in this prospectus supplement, or during any period in which delinquencies or cumulative losses on the mortgage loans exceed certain levels. As a result, the weighted average lives of the subordinated certificates will be longer than would otherwise be the case if distributions of principal were allocated among all of the certificates at the same time. As a result of the longer weighted average lives of the subordinated certificates, the holders of those certificates have a greater risk of suffering a loss on their investments. Further, because those certificates might not receive any principal if certain delinquency levels occur, it is possible for those certificates to receive no principal distributions even if no losses have occurred on the mortgage loan pool.

                              In addition, the multiple class structure of the subordinated certificates causes the yield of those classes to be particularly sensitive to changes in the rates of prepayment of the mortgage loans. Because distributions of principal will be made to the holders of those certificates according to the priorities described in this prospectus supplement, the yield to maturity on the subordinated certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes. The yield to maturity on the subordinated certificates will also be extremely sensitive to losses due to defaults on the mortgage loans (and the timing of those losses), to the extent such losses are not covered by excess interest after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, the Class X certificates or a class of subordinated certificates with a lower payment priority. Furthermore, as described in this prospectus supplement, the timing of receipt of principal and interest by the subordinated certificates may be adversely affected by losses even if such classes of certificates do not ultimately bear such loss.

                              Finally, the effect on the market value of the subordinated certificates of changes in market interest rates or market yields for similar securities may be greater than for the Class A certificates.

Delay in Receipt of           Substantial delays could be encountered in
Liquidation Proceeds;         connection with the liquidation of delinquent
Liquidation Proceeds May      mortgage loans. Further, reimbursement of advances
Be Less Than the Mortgage     made on a mortgage loan, liquidation expenses such
Loan Balance                  as legal fees, real estate taxes, hazard insurance
                              and maintenance and preservation expenses may reduce the portion of liquidation proceeds payable on the certificates. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the credit enhancements described in this prospectus supplement are insufficient to cover the loss.

High Loan-to-Value Ratios or  Mortgage loans with higher original loan-to-value ratios or

Combined Loan-to-Value        combined loan-to-value ratios may present a
Ratios Increase Risk of       greater risk of loss than mortgage loans with
Loss                          original loan-to-value ratios or combined
                              loan-to-value ratios of 80% or below.
                              Approximately 41.35% of the mortgage loans had original loan-to-value ratios greater than 80% and approximately 42.94% of the mortgage loans had combined original loan-to-value ratios greater than 80%, each as calculated as described under "The Mortgage Loan Pool--General" in this prospectus supplement.

                              Additionally, the determination of the value of a mortgaged property used in the calculation of the loan-to-value ratios or combined loan-to-value ratios of the mortgage loans may differ from the appraised value of such mortgaged properties if current appraisals were obtained.

Some of the Mortgage          Approximately 27.65% of the mortgage loans have an
Loans Have an Initial         initial interest-only period of up to ten years.
Interest-Only Period,         During this period, the payment made by the
Which May Result in           related mortgagor will be less than it would be if
Increased Delinquencies       the principal of the mortgage loan was required to
and Losses                    amortize. In addition, the mortgage loan principal
                              balance will not be reduced because there will be no scheduled monthly payments of principal during this period. As a result, no principal payments will be made on the LIBOR certificates with respect to these mortgage loans during their interest-only period unless there is a principal prepayment.

                              After the initial interest-only period, the scheduled monthly payment on these mortgage loans will increase, which may result in increased delinquencies by the related mortgagors, particularly if interest rates have increased and the mortgagor is unable to refinance. In addition, losses may be greater on these mortgage loans as a result of there being no principal amortization during the early years of these mortgage loans. Although the amount of principal included in each scheduled monthly payment for a traditional mortgage loan is relatively small during the first few years after the origination of a mortgage loan, in the aggregate the amount can be significant. Any resulting delinquencies and losses, to the extent not covered by the applicable credit enhancement described in this prospectus supplement, will be allocated to the LIBOR certificates in reverse order of seniority.

                              The use of mortgage loans with an initial interest-only period has recently increased in popularity in the mortgage marketplace, but historical performance data for interest-only mortgage loans is limited as compared to performance data for mortgage loans that amortize from origination. The performance of interest-only mortgage loans may be significantly different from mortgage loans that amortize from origination. In particular, there may be a higher expectation by these mortgagors of refinancing their mortgage loans with a new mortgage loan, in particular, one with an initial interest-only period, which may result in higher or lower prepayment speeds than would otherwise be the case. In addition, the failure by the related mortgagor to build equity in the mortgaged property may affect the delinquency, loss and prepayment experience with respect to these mortgage loans.

A Portion of the Mortgage     Approximately 2.78% of the mortgage loans are
Loans Are Secured by          secured by second lien mortgages which are
Subordinate Mortgages; In     subordinate to the rights of the holder of the
the Event of a Default,       related senior mortgages. As a result, the
These Mortgage Loans Are      proceeds from any liquidation, insurance or
More Likely to Experience     condemnation proceedings will be available to
Losses                        satisfy the principal balance of the mortgage loan
                              only to the extent that the claims, if any, of each related senior mortgagee are satisfied in full, including any related foreclosure costs. In addition, a holder of a subordinate or junior mortgage may not foreclose on the mortgaged property securing such mortgage unless it either pays the entire amount of the senior mortgages to the mortgagees at or prior to the foreclosure sale or undertakes the obligation to make payments on each senior mortgage in the event of a default under the mortgage. The trust will have no source of funds to satisfy any senior mortgage or make payments due to any senior mortgagee.

                              An overall decline in the residential real estate markets could adversely affect the values of the mortgaged properties and cause the outstanding principal balances of the second lien mortgage loans, together with the senior mortgage loans secured by the same mortgaged properties, to equal or exceed the value of the mortgaged properties. This type of a decline would adversely affect the position of a second mortgagee before having the same effect on the related first mortgagee. A rise in interest rates over a period of time and the general condition of a mortgaged property as well as other factors may have the effect of reducing the value of the mortgaged property from the appraised value at the time the mortgage loan was originated. If there is a reduction in value of the mortgaged property, the ratio of the amount of the mortgage loan to the value of the mortgaged property may increase over what it was at the time the mortgage loan was originated. This type of increase may reduce the likelihood of liquidation or other proceeds being sufficient to satisfy the second lien mortgage loan after satisfaction of any senior liens. In circumstances where the servicer determines that it would be uneconomical to foreclose on the related property, the servicer may write off the entire outstanding principal balance of the related second lien mortgage loan as bad debt.

Payments in Full of a         Approximately 10.93% of the mortgage loans as of
Balloon Loan Depend on        the statistical calculation date will not be fully
the Borrower's Ability to     amortizing over their terms to maturity and, thus,
Refinance the Balloon         will require substantial principal payments, i.e.,
Loan or Sell the              balloon payments, at their stated maturity.
Mortgaged Property            Mortgage loans with balloon payments involve a
                              greater degree of risk because the ability of a borrower to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related mortgaged property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including:

                              o the level of available interest rates at the time of sale or refinancing;

                              o     the borrower's equity in the related
                                    mortgaged property;

                              o     the financial condition of the mortgagor;

                              o     tax laws;

                              o     prevailing general economic conditions; and

                              o the availability of credit for single family real properties generally.

Violation of Various          There has been an increased focus by state and
Federal, State and Local      federal banking regulatory agencies, state
Laws May Result in Losses     attorneys general offices, the Federal Trade
on the Mortgage Loans         Commission, the U.S. Department of Justice, the
                              U.S. Department of Housing and Urban Development and state and local governmental authorities on certain lending practices by some companies in the subprime industry, sometimes referred to as "predatory lending" practices. Sanctions have been imposed by state, local and federal governmental agencies for practices including, but not limited to, charging borrowers excessive fees, imposing higher interest rates than the borrower's credit risk warrants and failing to adequately disclose the material terms of loans to the borrowers.

                              Applicable state and local laws generally regulate interest rates and other charges, require certain disclosure, impact closing practices, and require licensing of originators. In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

                              The mortgage loans are also subject to federal laws, including:

                              o     the Federal Truth in Lending Act and
                                    Regulation Z promulgated under that Act, which require certain disclosures to the mortgagors regarding the terms of the mortgage loans;

                              o     the Equal Credit Opportunity Act and
                                    Regulation B promulgated under that Act, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

                              o     the Fair Credit Reporting Act, which
                                    regulates the use and reporting of
                                    information related to the mortgagor's
                                    credit experience.

                              Violations of certain provisions of these federal, state and local laws may limit the ability of the servicer to collect all or part of the principal of, or interest on, the mortgage loans and in addition could subject the trust to damages and administrative enforcement (including disgorgement of prior interest and fees paid). In particular, an originator's failure to comply with certain requirements of federal and state laws could subject the trust (and other assignees of the mortgage loans) to monetary penalties, and result in the obligors' rescinding the mortgage loans against either the trust or subsequent holders of the mortgage loans.

                              Goldman Sachs Mortgage Company will represent with respect to each mortgage loan that such mortgage loan is in compliance with applicable federal, state and local laws and regulations. In addition, Goldman Sachs Mortgage Company will also represent that none of those mortgage loans are classified as (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, or (b) a "high cost home," "threshold," "covered," (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home," "predatory" or similar loan under any other applicable state, federal or local law. In the event of a breach of any of such representations, Goldman Sachs Mortgage Company will be obligated to cure such breach or repurchase or, for a limited period of time, replace the affected mortgage loan, in the manner and to the extent described in this prospectus supplement.

First NLC Financial           First NLC Financial Services, LLC and Fremont
Services, LLC and Fremont     Investment & Loan will make certain
Investment & Loan May Not     representations and warranties relating to the
Be Able to Repurchase         mortgage loans they sold to Goldman Sachs Mortgage
Defective Mortgage Loans      Company. Those representations are summarized in
                              "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

                              If First NLC Financial Services, LLC or Fremont Investment & Loan, as applicable, fails to cure in a timely manner a material breach of their representations and warranties with respect to any mortgage loan for which it is making representations and warranties, then First NLC Financial Services, LLC or Fremont Investment & Loan, as applicable, would be required to repurchase or substitute for the defective mortgage loan. It is possible that First NLC Financial Services, LLC or Fremont Investment & Loan, as applicable, may not be capable of repurchasing or substituting for any of those defective mortgage loans, for financial or other reasons. The inability of First NLC Financial Services, LLC or Fremont Investment & Loan, as applicable, to repurchase or substitute for defective mortgage loans would likely cause the mortgage loans to experience higher rates of delinquencies, defaults and losses. As a result, shortfalls in the distributions due on the certificates could occur.

The Interest Rate Swap        The assets of the trust include an interest rate
Agreement Is Subject to       swap agreement that will require the swap provider
Counterparty Risk             to make certain payments for the benefit of the
                              holders of the LIBOR certificates. To the extent that payments on the LIBOR certificates depend in part on payments to be received by the securities administrator under the interest rate swap agreement, the ability of the securities administrator to make those payments on those certificates will be subject to the credit risk of the swap provider. See "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

The Credit Rating of the      The swap provider under the interest rate swap
Swap Provider Could           agreement will have, as of the closing date, a
Affect the Rating of the      counterparty rating of "Aaa" from Moody's
Offered Certificates          Investors Service, Inc. and a credit rating of
                              "AA+" from Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. (or has a guarantor that has such ratings). The ratings on the offered certificates are dependent in part upon the credit ratings of the swap provider. If a credit rating of the swap provider is qualified, reduced or withdrawn and a substitute counterparty is not obtained in accordance with the terms of the interest rate swap agreement, the ratings of the offered certificates may be qualified, reduced or withdrawn. As a result, the value and marketability of the offered certificates may be adversely affected. See "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

External Events May           In response to previously executed and threatened
Increase the Risk of Loss     terrorist attacks in the United States and foreign
on the Mortgage Loans         countries, the United States has initiated
                              military operations and has placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status in the near future may increase. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who are called to active duty, is a mortgagor of a mortgage loan in the trust, the interest rate limitation of the Servicemembers Civil Relief Act and any comparable state law, will apply.
                              Substantially all of the mortgage loans have interest rates which exceed such limitation, if applicable. This may result in interest shortfalls on the mortgage loans, which, in turn will be allocated ratably in reduction of accrued interest on all classes of LIBOR certificates, irrespective of the availability of excess cash flow or other credit enhancement. None of the depositor, the underwriter, Goldman Sachs Mortgage Company, the original loan sellers, the master servicer, the servicer, the securities administrator, the trustee or any other person has taken any action to determine whether any of the mortgage loans would be affected by such interest rate limitation. See "Legal Aspects of the Mortgage
                              Loans--

                              Servicemembers Civil Relief Act and the California Military and Veterans Code" in the prospectus.

The Certificates Are          The certificates will not represent an interest in
Obligations of the Trust      or obligation of the depositor, the underwriter,
Only                          Goldman Sachs Mortgage Company, the original loan
                              sellers, the master servicer, the servicer, the securities administrator, the trustee or any of their respective affiliates. Neither the certificates nor the underlying mortgage loans will be guaranteed or insured by any governmental agency or instrumentality or by the depositor, the underwriter, Goldman Sachs Mortgage Company, the original loan sellers, the master servicer, the servicer, the securities administrator, the trustee or any of their respective affiliates.
                              Proceeds of the assets included in the trust will be the sole source of payments on the offered certificates, and there will be no recourse to the depositor, the underwriter, Goldman Sachs Mortgage
                              Company, the original loan sellers, the master servicer, the servicer, the securities administrator, the trustee or any other person in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the LIBOR certificates.

Your Investment May Not       The underwriter intends to make a secondary market
Be Liquid                     in the offered certificates, but it will have no
                              obligation to do so. We cannot assure you that such a secondary market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

                              The secondary markets for asset-backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors. The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Accordingly, many institutions that lack the legal authority to invest in securities that do not constitute "mortgage related securities" will not be able to invest in the offered certificates, thereby limiting the market for the offered certificates. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of the offered certificates. See "Legal Investment" in this prospectus supplement and in the prospectus.

The Ratings on Your           Each rating agency rating the offered certificates
Certificates Could Be         may change or withdraw its initial ratings at any
Reduced or Withdrawn          time in the future if, in its judgment,
                              circumstances warrant a change. No person is obligated to maintain the ratings at their initial levels. If a rating agency reduces or withdraws its rating on one or more classes of the offered certificates, the liquidity and market value of the affected certificates is likely to be reduced.

The Offered Certificates      The offered certificates are not suitable
May Not Be Suitable           investments for any investor that requires a
Investments                   regular or predictable schedule of monthly
                              payments or payment on any specific date. The offered certificates are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment and the interaction of these factors.

Risks Related to the          The holders of the residual certificates must
Class R-1, Class R-2 and      include the taxable income or loss of the related
Class R-3 Certificates        REMIC or REMICs in determining their federal
                              taxable income. Prospective investors are cautioned that the residual certificateholders'
                              REMIC taxable income and the tax liability associated with the residual certificates may be substantial during certain periods, in which event the holders of the residual certificates must have sufficient sources of funds to pay such tax liability. Other than an initial distribution on the first distribution date, it is not anticipated that the residual certificateholders will receive distributions from the trust. Furthermore, it is anticipated that all or a substantial portion of the taxable income of the related REMIC includible by the holders of the residual certificates will be treated as "excess inclusion" income, resulting in (i) the inability of those holders to use net operating losses to offset such income, (ii) the treatment of such income as "unrelated business taxable income" to certain holders who are otherwise tax exempt and (iii) the treatment of such income as subject to 30% withholding tax to certain non-U.S. investors, with no exemption or treaty reduction.

                              Under the provisions of the Internal Revenue Code of 1986 relating to REMICs, it is likely that the residual certificates will be considered to be "non-economic residual interests," with the result that transfers of them would be disregarded for federal income tax purposes if any significant purpose of the transferor was to impede the assessment or collection of tax. Accordingly, the transferee affidavit used for transfers of the residual certificates will require the transferee to affirm that it (i) historically has paid its debts as they have come due and intends to do so in the future, (ii) understands that it may incur tax liabilities with respect to the residual certificates in excess of cash flows generated by them, (iii) intends to pay taxes associated with holding the residual certificates as such taxes become due, (iv) will not cause the income from the residual certificates to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the transferee or any other U.S. person and (v) will not transfer the residual certificates to any person or entity that does not provide a similar affidavit.

                              The transferor must certify in writing to the securities administrator that, as of the date of transfer, it had no knowledge or reason to know that the affirmations made by the transferee pursuant to the preceding sentence were false. In addition, Treasury regulations provide alternatives for either paying the transferee of the residual certificates a formula specified minimum price or transferring the residual certificates to an eligible corporation under certain conditions in order to meet the safe harbor against the possible disregard of such transfer.

                              Finally, residual certificates generally may not be transferred to a person who is not a U.S. person unless the income on those residual certificates is effectively connected with the conduct of a U.S. trade or business and the transferee furnishes the transferor and the securities administrator with an effective Internal Revenue Service Form W-8ECI. See "Description of the Certificates--Restrictions on Transfer of the Residual Certificates" in this prospectus supplement and "Federal Income Tax Consequences--Tax Treatment of REMIC Residual Interests--Non-Recognition of Certain Transfers for Federal Income Tax Purposes" in the prospectus.

                              An individual, trust or estate that holds residual certificates (whether the residual certificates are held directly or indirectly through certain pass through entities) also may have additional gross income with respect to such residual certificates but may be subject to limitations or disallowance of deductions for servicing fees on the loans and other administrative expenses properly allocable to such residual certificates in computing such holder's regular tax liability, and may not be able to deduct such fees or expenses to any extent in computing such holder's alternative minimum tax liability. The pooling and servicing agreement will require that any such gross income and such fees and expenses will be allocable to holders of the residual certificates in proportion to their respective ownership interests. See "Federal Income Tax Consequences--Tax Treatment of REMIC Residual Interests" and "--Special Considerations for Certain Types of Investors--Individuals and Pass-Through Entities" in the prospectus. In addition, some portion of a purchaser's basis, if any, in residual certificates may not be recovered until termination of the trust fund. Furthermore, Treasury regulations have been issued concerning the federal income tax consequences of any consideration paid to a transferee on a transfer of residual certificates. Any transferee of residual certificates receiving such consideration should consult its tax advisors regarding these regulations. See "Federal Income Tax Consequences--Special Considerations for Certain Types of Investors--Disposition of Residual Certificates" in the prospectus.

                              Due to the special tax treatment of residual interests, the effective after-tax return of the residual certificates may be significantly lower than would be the case if the residual certificates were taxed as debt instruments and could be negative.

The Recording of the          The mortgages or assignments of mortgage for some
Mortgages in the Name of      of the mortgage loans have been recorded in the
MERS May Affect the Yield     name of Mortgage Electronic Registration Systems,
on the Certificates           Inc., or MERS, solely as nominee for the
                              originator and its successors and assigns, including the trust. Subsequent assignments of those mortgages are registered electronically through the MERS system. However, if MERS discontinues the MERS system and it becomes necessary to record an assignment of mortgage to the trustee, any related expenses will be paid by the trust and will reduce the amount available to make distributions on the certificates.

                              The recording of mortgages in the name of MERS is a relatively new practice in the mortgage lending industry. Public recording officers and others may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings and conducting foreclosure sales of the mortgaged properties could result. Those delays and the additional costs could in turn delay the distribution of liquidation proceeds to certificateholders and increase the amount of losses on the mortgage loans. In that regard, a Florida court recently ruled that MERS lacked standing to pursue foreclosure proceedings on behalf of the beneficial owners of several mortgage notes who were not named parties to the proceedings.

                              TRANSACTION OVERVIEW

Parties

      The Depositor. GS Mortgage Securities Corp., a Delaware corporation. The principal executive office of the depositor is located at 85 Broad Street, New York, New York 10004, and its telephone number is (212) 902-1000.

      Goldman Sachs Mortgage Company. Goldman Sachs Mortgage Company, a New York limited partnership ("GSMC"), an affiliate of the depositor. The principal executive office of Goldman Sachs Mortgage Company is located at 85 Broad Street, New York, New York 10004, and its telephone number is (212) 902-1000.

      The Original Loan Sellers. Meritage Mortgage Corporation, an Oregon corporation ("Meritage"). The principal executive office of Meritage Mortgage Corporation is located at 9300 SW Gemini Drive, Beaverton, Oregon 97008, and its telephone number is (503) 443-9000. See "The Mortgage Loan Pool--Meritage Underwriting Guidelines" in this prospectus supplement.

      First NLC Financial Services, LLC, a Florida limited liability company ("First NLC"). The principal executive office of First NLC Financial Services, LLC is located at 700 West Hillsboro, Building 1, Deerfield Beach, Florida 33441, and its telephone number is (954) 420-0060. First NLC Financial Services, LLC is a wholly owned subsidiary of Friedman, Billings, Ramsey Group, Inc. See "The Mortgage Loan Pool--First NLC Underwriting Guidelines" in this prospectus supplement.

      Acoustic Home Loans, LLC, a Delaware limited liability company ("Acoustic"). The principal executive office of Acoustic is located at 500 North State College Boulevard, Suite 400, Orange, California 92868, and its telephone number is (714) 923-2600.

      Fremont Investment & Loan, a California state chartered industrial bank ("Fremont"). The principal executive office of Fremont is located at 2727 East Imperial Highway, Brea, California 92821, and its telephone number is (714) 961-5000.

      The original loan sellers also includes certain entities that sold mortgage loans to Goldman Sachs Mortgage Company under its mortgage conduit program. Pursuant to the mortgage conduit program, Goldman Sachs Mortgage Company purchases mortgage loans originated by the original loan sellers if the mortgage loans satisfy certain underwriting guidelines.

      The Master Servicer and The Securities Administrator. Wells Fargo Bank, N.A., a national banking association ("Wells Fargo"). The executive office of Wells Fargo is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, and its telephone number is (612) 667-1117. The master servicing offices of Wells Fargo are located at 9062 Old Annapolis Road, Columbia, Maryland 21045, and its telephone number is (410) 884-2000. See "The Master Servicer" and the "The Securities Administrator" in this prospectus supplement.

      The Servicer. Ocwen Loan Servicing, LLC, a Delaware limited liability company ("Ocwen"). The principal executive office of Ocwen is located at 1661 Worthington Road Centrepark West, Suite 100, West Palm Beach, Florida 33409, and its telephone number is (561) 682-8887. See "The Servicer" in this prospectus supplement.

      The Trustee. LaSalle Bank National Association, a national banking association. The corporate trust office of the trustee is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attention: Global Securities and Trust Services, and its telephone number is (312) 904-2000. See "The Trustee" in this prospectus supplement.

      The Custodians. U.S. Bank National Association, a national banking association, with respect to the mortgage loans acquired from Goldman Sachs Mortgage Company's mortgage conduit program.

Deutsche Bank National Trust Company, a national banking association, with respect to the all mortgage loans other than the Conduit mortgage loans. U.S. Bank's offices are located at 1133 Rankin Street, St. Paul, Minnesota 55116, and its telephone number is ([__]) [__]-[____]. Deutsche Bank's offices are located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, and its telephone number is (714) 247-6000.

      The Rating Agencies. Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. will issue ratings with respect to all of the offered certificates.

The Transaction

      GSAMP Trust 2005-HE6, a New York common law trust, will be formed, the mortgage loans will be deposited in the trust and the certificates will be issued pursuant to the terms of a pooling and servicing agreement, dated as of December 1, 2005, among the depositor, the master servicer, the servicer, the securities administrator, the custodians and the trustee.

                             THE MORTGAGE LOAN POOL

      The statistical information presented in this prospectus supplement concerning the mortgage loans is based on the scheduled principal balances of the mortgage loans as of the statistical calculation date, which is November 1, 2005. The mortgage loan principal balances that are transferred to the trust will be the scheduled principal balances as of the cut-off date, December 1, 2005. With respect to the mortgage loan pool, some scheduled principal amortization will occur, and some unscheduled principal amortization may occur from the statistical calculation date to the cut-off date and from the cut-off date to the closing date. Moreover, certain mortgage loans included in the mortgage loan pool as of the statistical calculation date may not be included in the final mortgage loan pool because they may prepay in full prior to the cut-off date, or they may be determined not to meet the eligibility requirements for the final mortgage loan pool. In addition, certain other mortgage loans may be included in the final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the cut-off date and as of the closing date for the final mortgage loan pool may vary somewhat from the statistical distribution of such characteristics as of the statistical calculation date as presented in this prospectus supplement, although such variance should not be material. In addition, the final mortgage loan pool may vary plus or minus 5% from the statistical calculation pool of mortgage loans described in this prospectus supplement.

General

      The trust will primarily consist of approximately 4,612 conventional, subprime, adjustable- and fixed-rate, first and second lien residential mortgage loans with original terms to maturity from their first scheduled payment due date of not more than 40 years, having an aggregate scheduled principal balance of approximately $787,718,285 Approximately 27.48% of mortgage loans in the trust were acquired by GSMC from Meritage Mortgage Corporation (the "Meritage mortgage loans"), approximately 20.87% of the mortgage loans in the trust were acquired from First NLC Financial Services, LLC (the "First NLC mortgage loans"), approximately 18.38% of the mortgage loans in the trust were acquired from Acoustic Home Loans, LLC (the "Acoustic mortgage loans"), approximately 17.49% of the mortgage loans in the trust were acquired from Fremont Investment & Loan (the "Fremont mortgage loans"), and approximately 15.77% of the mortgage loans in the trust were acquired from various original loan sellers under GSMC's mortgage conduit program (the "Conduit mortgage loans").

      The Meritage mortgage loans and the First NLC mortgage loans were originated or acquired generally in accordance with the underwriting guidelines described in this prospectus supplement under the headings "The Mortgage Loan Pool--Meritage Underwriting Guidelines" and "--First NLC Underwriting Guidelines" respectively. In general, because such underwriting guidelines do not conform to Fannie Mae or Freddie Mac guidelines, the mortgage loans are likely to experience higher rates of delinquency, foreclosure and bankruptcy than if they had been underwritten in accordance with Fannie Mae or Freddie Mac guidelines.

      Approximately 13.11% of the mortgage loans in the trust are fixed-rate mortgage loans and approximately 86.89% are adjustable-rate mortgage loans, as described in more detail under "--Adjustable-Rate Mortgage Loans" below. As of the cut-off date, approximately [___]% of the mortgage loans have scheduled monthly payment due dates on the first day of the month, and approximately [___]% of the mortgage loans have scheduled month payment due dates on a different day of the month, from the 2nd to the 29th day of the month. Interest on the mortgage loans accrues on the basis of a 360 day year consisting of twelve 30-day months.

      All of the mortgage loans are secured by first or second mortgages, deeds of trust or similar security instruments creating first liens or second liens, on residential properties consisting of one- to four-family dwelling units, individual condominium units, townhouses or individual units in planned unit developments.

      Pursuant to its terms, each mortgage loan, other than a loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount equal to the lower of the unpaid principal amount of that mortgage loan or the replacement value of the improvements on the related mortgaged property.

      Generally, a condominium association is responsible for maintaining hazard insurance covering the entire building.

      Approximately 41.35% of the first lien mortgage loans have original loan-to-value ratios in excess of 80.00%, and approximately 42.94% of the mortgage loans have combined original loan-to-value ratios in excess of 80.00%. The "loan-to-value ratio" or "LTV" of a mortgage loan at any time is generally, unless otherwise provided in the applicable underwriting guidelines, the ratio of the principal balance of such mortgage loan at the date of determination to
(a) in the case of a purchase, the least of the sale price of the mortgaged property, its appraised value or its review appraisal value (as determined pursuant to the underwriting guidelines of Meritage, First NLC or GSMC under its mortgage conduit program, as applicable) at the time of sale or (b) in the case of a refinancing or modification of a mortgage loan, the appraised value of the mortgaged property at the time of the refinancing or modification. The "combined original loan-to-value ratio" or "CLTV" of a second lien mortgage loan at any time is generally, unless otherwise provided in the applicable underwriting guidelines, the ratio of the (a) sum of (i) the principal balance of the related first lien mortgage loan, and (ii) the principal balance of the second lien mortgage loan to (b) the lesser of (i) the appraised value of the mortgaged property at the time the second lien mortgage loan is originated, or (ii) the sales price of the mortgaged property at the time of origination. However, in the case of a refinanced mortgage loan, the value is based solely upon the appraisal made at the time of origination of that refinanced mortgage loan.

      None of the mortgage loans are covered by existing primary mortgage insurance policies.

      All of the mortgage loans are fully amortizing, except for approximately 10.93% of the mortgage loans that are balloon mortgage loans.

The Mortgage Loans

      The pool of mortgage loans had the following approximate aggregate characteristics as of the statistical calculation date:(1)

                                                                                                         Mortgage Loans in the
                                                    Group I Mortgage Loans    Group II Mortgage Loans          Aggregate
                                                    -----------------------   -----------------------   -----------------------
Scheduled Principal Balance:                                   $471,676,204              $316,042,081              $787,718,285
Number of Mortgage Loans:                                             3,411                     1,201                     4,612
Average Scheduled Principal Balance:                               $138,281                  $263,149                  $170,798
Weighted Average Gross Interest Rate:                                7.567%                    7.181%                    7.412%
Weighted Average Net Interest Rate:(2)                               7.056%                    6.669%                    6.901%
Weighted Average Original FICO Score:                                   621                       648                       632
Weighted Average Original LTV Ratio:(3)                              81.37%                    80.59%                    81.06%
Weighted Average Combined Original LTV Ratio:(3)                     83.28%                    83.24%                    83.26%
Weighted Average Stated Remaining Term (months):                        352                       352                       352
Weighted Average Seasoning (months):                                      3                         3                         3
Weighted Average Months to Roll:(4)                                      23                        22                        23
Weighted Average Gross Margin:(4)                                    6.395%                    6.116%                    6.278%
Weighted Average Initial Rate Cap:(4)                                 3.27%                     2.92%                     3.12%
Weighted Average Periodic Rate Cap:(4)                                1.33%                     1.33%                     1.33%
Weighted Average Gross Maximum Lifetime Rate:(4)                    14.041%                   13.613%                   13.862%
Silent Seconds:(5)                                                   21.60%                    43.56%                    30.41%


------------------------
(1) All percentages calculated in this table are based on scheduled principal balances as of the statistical calculation date, unless otherwise noted.
(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing, master servicing and trustee fee rates.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property.
(4) Represents the weighted average of the adjustable-rate mortgage loans only.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second-lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first-lien mortgage loan. The second-lien mortgage loan is not included in the mortgage loan pool.

      The scheduled principal balances of the mortgage loans range from approximately $4,875 to approximately $847,246. The mortgage loans had an average scheduled principal balance of approximately $170,798.

      The weighted average original loan-to-value ratio of the mortgage loans is approximately 81.06% and approximately 41.35% of the mortgage loans have original loan-to-value ratios exceeding 80.00%.

      The weighted average original combined loan-to-value ratio of the mortgage loans is approximately 83.26% and approximately 42.94% of the mortgage loans have original combined loan-to-value ratios exceeding 80.00%.

      Approximately 97.22% of the mortgage loans are secured by first liens, and approximately 2.78% of the mortgage loans are secured by second liens.

      Approximately 27.65% of the mortgage loans are interest-only for a period of time.

      No more than approximately 0.31% of the mortgage loans are secured by mortgaged properties located in any one zip-code area.

      Except for approximately 0.05% of the mortgage loans, none of the mortgage loans imposes a Prepayment Premium for a term in excess of three years.

      The tables on Schedule A set forth certain statistical information with respect to the aggregate mortgage loan pool. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group I Mortgage Loans

      The group I mortgage loans have the following approximate aggregate characteristics as of the statistical calculation date:(1)

                                                  Group I Mortgage Loans in     Group I ARM Mortgage        Group I Fixed-Rate
                                                        the Aggregate                   Loans                 Mortgage Loans
                                                  -------------------------  -------------------------  -------------------------
Scheduled Principal Balance:                                   $471,676,204               $397,942,133                $73,734,071
Number of Mortgage Loans:                                             3,411                      2,691                        720
Average Scheduled Principal Balance:                               $138,281                   $147,879                   $102,408
Weighted Average Gross Interest Rate:                                7.567%                     7.574%                     7.529%
Weighted Average Net Interest Rate:(2)                               7.056%                     7.063%                     7.017%
Weighted Average Original FICO Score:                                   621                        620                        629
Weighted Average Original LTV Ratio:(3)                              81.37%                     83.06%                     72.24%
Weighted Average Combined Original LTV Ratio:(3)                     83.28%                     83.66%                     81.23%
Weighted Average Stated Remaining Term (months):                        352                        355                        335
Weighted Average Seasoning (months):                                      3                          3                          3
Weighted Average Months to Roll:(4)                                      23                         23                        N/A
Weighted Average Gross Margin:(4)                                     6.40%                      6.40%                        N/A
Weighted Average Initial Rate Cap:(4)                                 3.27%                      3.27%                        N/A
Weighted Average Periodic Rate Cap:(4)                                1.33%                      1.33%                        N/A
Weighted Average Gross Maximum Lifetime Rate:(4)                     14.04%                     14.04%                        N/A
Silent Seconds:(5)                                                   21.60%                     24.34%                      6.80%


------------------------
(1) All percentages calculated in this table are based on scheduled principal balances as of the statistical calculation date, unless otherwise noted.
(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing, the master servicing and trustee fee rates.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the loan-to-value ratio and with respect to the second lien mortgage loans, the original combined LTV ratio reflects the ratio of the sum of the principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property.
(4) Represents the weighted average of the adjustable-rate mortgage loans only.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second-lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first-lien mortgage loan. The second-lien mortgage loan is not included in the mortgage loan pool.

      The scheduled principal balances of the group I mortgage loans range from approximately $4,875 to approximately $495,000. The group I mortgage loans had an average scheduled principal balance of approximately $138,281.

      The weighted average original loan-to-value ratio of the group I mortgage loans is approximately 81.37% and approximately 46.03% of the group I mortgage loans have original loan-to-value ratios exceeding 80.00%.

      The weighted average original combined loan-to-value ratio of the group I mortgage loans is approximately 83.28% and approximately 48.42% of the group I mortgage loans have original combined loan-to-value ratios exceeding 80.00%.

      Approximately 97.61% of the group I mortgage loans are secured by first liens, and 2.39% of the group I mortgage loans are secured by second liens.

      Approximately 20.68% of the group I mortgage loans are interest-only for a period of time.

      No more than approximately 0.48% of the group I mortgage loans are secured by mortgaged properties located in any one zip-code area.

      None of the group I mortgage loans imposes a Prepayment Premium for a term in excess of three years.
                                      S-38

      The tables on Schedule A set forth certain statistical information with respect to the group I mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group II Mortgage Loans

      The group II mortgage loans have the following approximate aggregate characteristics as of the statistical calculation date:(1)


                                                   Group II Mortgage Loans    Group II ARM Mortgage     Group II Fixed-Rate
                                                       in the Aggregate              Loans                Mortgage Loans
                                                   -----------------------  -----------------------  -----------------------
Scheduled Principal Balance:                                  $316,042,081             $286,543,764              $29,498,316
Number of Mortgage Loans:                                            1,201                    1,027                      174
Average Scheduled Principal Balance:                              $263,149                 $279,010                 $169,531
Weighted Average Gross Interest Rate:                               7.181%                   7.154%                   7.442%
Weighted Average Net Interest Rate:(2)                              6.669%                   6.642%                   6.930%
Weighted Average Original FICO Score:                                  648                      647                      658
Weighted Average Original LTV Ratio:(3)                             80.59%                   81.85%                   68.36%
Weighted Average Combined Original LTV Ratio:(3)                    83.24%                   83.08%                   84.84%
Weighted Average Stated Remaining Term (months):                       352                      354                      337
Weighted Average Seasoning (months):                                     3                        3                        3
Weighted Average Months to Roll:(4)                                     22                       22                      N/A
Weighted Average Gross Margin:(4)                                    6.12%                    6.12%                      N/A
Weighted Average Initial Rate Cap:(4)                                2.92%                    2.92%                      N/A
Weighted Average Periodic Rate Cap:(4)                               1.33%                    1.33%                      N/A
Weighted Average Gross Maximum Lifetime Rate:(4)                    13.61%                   13.61%                      N/A
Silent Seconds:(5)                                                  43.56%                   46.29%                   17.04%


------------------------
(1) All percentages calculated in this table are based on scheduled principal balances as of the statistical calculation date, unless otherwise noted.
(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing, master servicing and trustee fee rates.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property.
(4) Represents the weighted average of the adjustable-rate mortgage loans only.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second-lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first-lien mortgage loan. The second-lien mortgage loan is not included in the mortgage loan pool.

      The scheduled principal balances of the group II mortgage loans range from approximately $9,018 to approximately $847,246. The group II mortgage loans had an average scheduled principal balance of approximately $263,149.

      The weighted average original loan-to-value ratio of the group II mortgage loans is approximately 80.59% and approximately 31.50% of the group II mortgage loans have original loan-to-value ratios exceeding 80.00%.

      The weighted average original combined loan-to-value ratio of the group II mortgage loans is approximately 83.24% and approximately 34.76% of the group II mortgage loans have original combined loan-to-value ratios exceeding 80.00%.

      Approximately 96.64% of the group II mortgage loans are secured by first liens, and approximately 3.36% of the group II mortgage loans are secured by second liens.

      Approximately 38.06% of the group II mortgage loans are interest-only for a period of time.

      No more than approximately 0.73% of the group II mortgage loans are secured by mortgaged properties located in any one zip code area.

      Except for approximately 0.12% of the group II mortgage loans, none of the group II mortgage loans imposes a Prepayment Premium for a term in excess of three years.

      The tables on Schedule A set forth certain statistical information with respect to the group II mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

Prepayment Premiums

      Approximately 76.72% of the mortgage loans provide for payment by the borrower of a prepayment premium (each, a "Prepayment Premium") in connection with certain voluntary, full or partial prepayments of principal. Generally, each such mortgage loan provides for payment of a Prepayment Premium in connection with certain voluntary full or partial prepayments made within the period of time specified in the related mortgage note, ranging from twelve months to five years from the date of origination of such mortgage loan, or the penalty period, as described in this prospectus supplement. The amount of the applicable Prepayment Premium, to the extent permitted under applicable federal or state law, is as provided in the related mortgage note. No mortgage loan imposes a Prepayment Premium for a term in excess of five years. Prepayment Premiums collected from borrowers will be paid to the holders of the Class P certificates and will not be available for payment to the LIBOR Certificates.

      The servicer may waive (or permit a subservicer to waive) a Prepayment Premium in accordance with the pooling and servicing agreement if the waiver would, in the servicer's judgment, maximize recoveries on the related mortgage loan, or the Prepayment Premium is (i) not permitted to be collected by applicable law, or the collection of the Prepayment Premium would be considered "predatory" pursuant to written guidance published by any applicable federal, state or local regulatory authority having jurisdiction over such matters, or
(ii) the enforceability of such Prepayment Premium is limited (x) by bankruptcy, insolvency, moratorium, receivership or other similar laws relating to creditors' rights or (y) due to acceleration in connection with a foreclosure or other involuntary payment.

Adjustable-Rate Mortgage Loans

      All of the adjustable-rate mortgage loans provide for semi-annual adjustment of the related interest rate based on the Six-Month LIBOR Loan Index (as described below under "--The Index") as specified in the related mortgage note, and for corresponding adjustments to the monthly payment amount, in each case on each applicable adjustment date (each such date, an "Adjustment Date"). The first such adjustment for approximately 84.88% of the adjustable-rate mortgage loans will occur after an initial period of approximately two years following origination; in the case of approximately 14.50% of the adjustable-rate mortgage loans, approximately three years following origination; and in the case of 0.62% of the adjustable-rate mortgage loans, approximately five years following origination.

      On each Adjustment Date for an adjustable-rate mortgage loan, the interest rate will be adjusted to equal the sum, rounded generally to the nearest multiple of 1/8% of the index and a fixed percentage amount (the "Gross Margin"). However, the interest rate on each such mortgage loan will not increase or decrease by more than a fixed percentage as specified in the related mortgage note (the "Periodic Cap") on any related Adjustment Date, except in the case of the first Adjustment Date, and will not exceed a specified maximum interest rate over the life of the adjustable-rate mortgage loan (the "Maximum Rate") or be less than a specified minimum interest rate over the life of the adjustable-rate mortgage loan (the "Minimum Rate"). The Periodic Caps for the adjustable-rate mortgage loans are:

      o     2.00% for approximately 0.04% of the adjustable-rate mortgage loans;

      o 1.50% for approximately 65.61% of the adjustable-rate mortgage loans; and

      o 1.00% for approximately 34.35% of the adjustable-rate mortgage loans.

     The interest rate generally will not increase or decrease on the first Adjustment Date by more than a fixed percentage specified in the related mortgage note (the "Initial Cap"). The Initial Caps for substantially all of the adjustable-rate mortgage loans are:

      o 6.00% for approximately 14.34% of the adjustable-rate mortgage loans;

      o 3.00% for approximately 54.96% of the adjustable-rate mortgage loans;

      o 2.00% for approximately 30.67% of the adjustable-rate mortgage loans; and

      o     1.00% for approximately 0.03% of the adjustable-rate mortgage loans.

      Effective with the first monthly payment due on each adjustable-rate mortgage loan (other than any adjustable-rate mortgage loans that are balloon mortgage loans) after each related Adjustment Date, or, with respect to the adjustable-rate interest-only mortgage loans, following the interest-only period, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related adjustable-rate mortgage loan over its remaining term, and pay interest at the interest rate as so adjusted. Due to the application of the Initial Caps, Periodic Caps and Maximum Rates, the interest rate on each such adjustable-rate mortgage loan, as adjusted on any related Adjustment Date, may be less than the sum of the applicable Index and the related Gross Margin, rounded as described in this prospectus supplement. See "--The Index" below. The adjustable-rate mortgage loans generally do not permit the related borrowers to convert their adjustable interest rate to a fixed interest rate.

The Index

      The Index used in determining the interest rates on all of the adjustable-rate mortgage loans is the average of the interbank offered rates for six month United States dollar deposits in the London market, calculated as provided in the related mortgage note (the "Six-Month LIBOR Loan Index") and as most recently available either as of (1) the first business day occurring in a specified period of time prior to such Adjustment Date, (2) the first business day of the month preceding the month of such Adjustment Date or (3) the last business day of the second month preceding the month in which such Adjustment Date occurs, as specified in the related mortgage note. In the event that the applicable Index becomes unavailable or otherwise unpublished, the servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

Meritage Underwriting Guidelines

      Approximately 27.48% of the mortgage loans contributed by Meritage Mortgage Corporation ("Meritage") were originated under the following underwriting guidelines.

      General. The information set forth in the following paragraphs has been provided by Meritage, and none of the depositor, the underwriter, the master servicer, the servicer, the trustee, or any other person makes any representation as to the accuracy or completeness of such information.

      Meritage Mortgage Corporation is an Oregon corporation headquartered in Portland, Oregon. Prior to July 1, 2004, Meritage was a direct, wholly-owned subsidiary of NetBank Inc. Since July 1, 2004, Meritage has been a direct wholly-owned subsidiary of NetBank, a federal savings bank that is also a direct, wholly-owned subsidiary of NetBank, Inc. As of September 30, 2005, Meritage had approximately $389.171 million in assets, approximately $313.379 million in liabilities and approximately $75.792 million in stockholders' equity.

      As of the date of origination of the mortgage loans by Meritage, Meritage was a HUD-approved mortgagee. It currently operates two wholesale Regional Operations Centers located in Portland, Oregon and Jacksonville, Florida. Meritage has 12 regional sales territories, and lends in 48 states and the District of Columbia. Meritage's primary source of originations is through mortgage brokerage companies

(wholesale). For the eleven months ending November 30, 2005, Meritage originated approximately $2.9 billion in mortgage loans.

      Meritage and predecessor companies have been in the mortgage origination business since 1977. Meritage Mortgage Corporation was incorporated in 1995. Meritage was acquired by Resource Bancshares Mortgage Group, Inc. in 1997, which was acquired by NetBank Inc. in 2002. Meritage and its predecessors have grown from a small mortgage broker to a full-service mortgage lender with a wide variety of products, specializing in non agency mortgage loans secured by one- to four- family residential dwelling units.

      Underwriting Standards. All of the mortgage loans were underwritten and originated by Meritage, generally in accordance with the underwriting criteria described herein. Meritage's underwriting standards are primarily intended to assess the ability and willingness of the borrower to repay the debt and to evaluate the adequacy of the mortgaged property as collateral for the mortgage loan. All of the mortgage loans were underwritten with a view toward the resale thereof in the secondary mortgage market. Meritage considers, among other things, a mortgagor's credit history, repayment ability and debt service-to-income ratio ("Debt Ratio"), as well as the value, type and use of the mortgaged property. The mortgage loans generally bear higher rates of interest than mortgage loans that are originated in accordance with Fannie Mae and Freddie Mac standards, and may experience rates of delinquencies and foreclosures that are higher, and that may be substantially higher, than those experienced by portfolios of mortgage loans underwritten in a more traditional manner. Unless prohibited by state law or otherwise waived by Meritage upon the payment by the related mortgagor of higher origination fees and a higher interest rate, a majority of the mortgage loans provide for the payment by the mortgagor of a prepayment charge on certain full or partial prepayments made within one to three years from the date of origination of the related mortgage loan as described under "The Mortgage Loan Pool" above.

      Substantially all of the mortgage loans originated by Meritage are based on loan application packages submitted through mortgage brokerage companies. These brokers must meet minimum standards set by Meritage based on an analysis of the following information submitted with an application for approval: applicable state lending license (in good standing), satisfactory MARI-MIDAX report, signed broker agreement, signed W-9 and signed broker authorization. Once approved, mortgage brokerage companies are eligible to submit loan application packages in compliance with the terms of a signed broker agreement. Meritage receives and reviews subsequent MARI-MIDAX reports for each approved broker.

      All of the mortgage loans were originated in accordance with Meritage's Meriscore(R) Program ("Meriscore(R)"). Within Meriscore(R) there are two documentation programs, the Full Documentation Program (the "Full Documentation Program"), and, the Stated Program (the "Stated Program"). While each underwriting program is intended to assess the risk of default, Meriscore(R) makes use of credit bureau risk scores (the "Credit Bureau Risk Score"). The Credit Bureau Risk Score is a statistical ranking of likely future credit performance developed by Fair, Isaac & Company ("Fair, Isaac") and the three national credit repositories-Equifax, Trans Union and First American (formerly Experian which was formerly TRW). The Credit Bureau Risk Scores available from the three national credit repositories are calculated by the assignment of weightings to the most predictive data collected by the credit repositories and range from the 300's to the 900's. Although the Credit Bureau Risk Scores are based solely on the information at the particular credit repository, such Credit Bureau Risk Scores have been calibrated to indicate the same level of credit risk regardless of which credit repository is used. The Credit Bureau Risk Score is used as an aid to, not a substitute for, the underwriter's judgment.

      Meriscore(R) was developed to simplify the origination process for the mortgage brokerage companies approved by Meritage. In contrast to assignment of credit grades according to traditional non-agency credit assessment methods, i.e., mortgage and other credit delinquencies, Meriscore(R) relies upon a borrower's Credit Bureau Risk Score initially to determine a borrower's likely future credit performance. Mortgage brokerage companies are able to access Credit Bureau Risk Scores at the initial phases of the loan application process and use the score to determine a borrower's interest rate based upon Meritage's Meriscore(R) risk-based pricing matrix (subject to final mortgage loan approval by Meritage).

      Under Meriscore(R), Meritage requires that the Credit Bureau Risk Score of the primary borrower (the borrower with at least 51.00% of total income for all DTIs) be used to determine program eligibility. Credit Bureau Risk Scores must generally be obtained from at least two national credit repositories, with the lower of the two scores being utilized in program eligibility determination. If Credit Bureau Risk Scores are obtained from three credit repositories, the middle of the three scores will be utilized. In all cases, a borrower's complete credit history must be detailed in the credit report that produces a given Credit Bureau Risk Score or the borrower is not eligible for Meriscore(R). Generally, the minimum Credit Bureau Risk Score allowed under Meriscore(R) is 525.

      The Credit Bureau Risk Score, along with loan-to-value ratio, is an important tool in assessing the creditworthiness of a Meriscore(R) borrower. However, these two factors are not the only considerations in underwriting a Meriscore(R) loan. Meritage's underwriting staff fully reviews each Meriscore(R) loan to determine whether Meritage's guidelines for income, assets, employment and collateral are met.

      All of the mortgage loans were underwritten by Meritage in one of its two regional operations centers, by underwriters having the appropriate signature authority. Each underwriter is granted a level of authority commensurate with their proven judgment, maturity and credit skills. On a case by case basis, Meritage may determine that, based upon compensating factors, a prospective mortgagor not strictly qualifying under the underwriting risk category guidelines described below warrants an underwriting exception. Compensating factors may include, but are not limited to, low loan-to-value ratio, low Debt Ratio, substantial liquid assets, good credit history, stable employment and time in residence at the applicant's current address. It is not expected that a significant portion of the mortgage loans would represent such underwriting exceptions.

      Meritage's underwriters verify the income of each applicant under various documentation programs as follows: under the Full Documentation Program, applicants are generally required to submit verification of stable income for the periods of two years preceding the application; and under the Stated Program, applicants are qualified based on monthly income as stated on the mortgage application. For all Meriscore(R) mortgage loans, bank statements for 12 or 24 months qualify as Full Documentation. In all cases, the income stated must be reasonable and customary for the applicant's line of work. Although the income is not verified under the Stated Program, a preclosing audit generally will confirm the borrower's employment or, if self employed, that the business exists. Verification may be made through phone contact to the place of business, obtaining a valid business license, CPA/Enrolled Agent letter or through Dun and Bradstreet Information Services.

      The applicant generally must have a sufficiently established credit history to qualify for the appropriate Credit Bureau Risk Score range under Meriscore(R). This credit history is substantiated by a three repository merged report prepared by an independent credit report agency. The report typically summarizes the applicant's entire credit history, and generally includes a seven year public record search for each address where the applicant has lived during the two years prior to the issuance of the credit report and contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcy, repossession, suits or judgments. In some instances, borrowers with a minimal credit history are eligible for financing under Meriscore(R).

      Meritage originates mortgage loans secured by one- to four- family unit residential properties made to eligible borrowers with a vested fee simple (or in some cases a leasehold) interest in the property. Meritage's guidelines are applied in accordance with a procedure which complies with applicable federal and state laws and regulations and generally require an appraisal of the mortgaged property which conforms to Freddie Mac and/or Fannie Mae standards; and if appropriate, a review appraisal. Generally, appraisals are provided by appraisers acceptable to Meritage. Review appraisals may only be provided by appraisers approved by Meritage. For review appraisals, Meritage may rely on a statistical appraisal methodology provided by a third party. Qualified independent appraisers must meet minimum standards of licensing and provide errors and omissions insurance in states where it is required to become approved to do business with Meritage. Each Uniform Residential Appraisal Report includes a market data analysis based on recent sales of comparable homes in the area and, where deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. The review appraisal may be an enhanced desk, field review or an automated valuation report that confirms or supports the original appraiser's value of the mortgaged premises.

      Meritage requires title insurance on all mortgage loans. Meritage also requires that fire and extended coverage casualty insurance be maintained on the secured property in an amount at least equal to the principal balance of the related residential mortgage loan or the replacement cost of the property, whichever is less.

      Meritage conducts a number of quality control procedures, including a post-funding compliance audit as well as a full re-underwriting of a random selection of mortgage loans to assure asset quality. Under the compliance audit, all selected mortgage loans are reviewed for compliance with all applicable state and federal rules and regulations. The asset quality loan review confirms the existence and accuracy of legal documents, credit documentation, appraisal analysis, underwriting decision, credit grading, document compliance and data accuracy. A report detailing audit findings and level of error is sent monthly to each Regional Operations Center for response. The trends are then reviewed by Meritage's senior management. Adverse findings are tracked monthly and over a rolling eleven-month period. This review procedure allows Meritage to assess programs for potential guideline changes, program enhancements, appraisal policies, areas of risk to be reduced or eliminated and the need for additional staff training.

      Under Meriscore(R), various risk categories are used to grade the likelihood that the applicant will satisfy the repayment conditions of the mortgage loan. These risk categories establish the maximum permitted loan-to-value ratio and loan amount, given the occupancy status of the mortgaged property and the applicant's credit history and Debt Ratio. In general, lower Credit Bureau Risk Score mortgage loans are graded in categories which establish lower maximum loan-to-value ratios and lower maximum loan amounts for loans graded in such categories.

      Meritage's guidelines under Meriscore(R) generally have the following additional criteria for borrower eligibility. Collections, charge offs, tax liens and judgments do not affect credit grading of Credit Bureau Risk Score levels but the following must be paid off in full by closing - all tax liens and "title affecting" debt (i.e., government judgments or debts). Other non-title affecting collections and charge offs may be left open.

      Maximum loan amounts and LTV ratios are dependent on the Credit Bureau Risk Score category. Reductions are made based on the type of income verification, occupancy and property type. All mortgages must be included in the Credit Bureau Risk Score. If a mortgage is not included in the Credit Bureau Risk Score the following rules on late payments apply for any unreported mortgages: 625 and higher, a maximum of one 30-day late payment in the past 12 months and for 575 to 624, a maximum of three 30-day late payments in the past 12 months, 525 to 574, a maximum of four 30-day and one 60 day late payments in the past 12 months. For mortgage loans with an LTV greater than 95%, all bankruptcies and foreclosures must generally be discharged for at least 24 months. Multiple bankruptcies or foreclosures are not allowed. Applicants must have a minimum credit score of 575 and have an enhanced credit profile.

      For second lien loans, the borrower must have a Credit Bureau Risk Score of at least 600, and must be underwritten in combination with a first lien loan being made simultaneously by Meritage (no stand-alone second liens).

First NLC Underwriting Guidelines

      Approximately 20.87% of the mortgage loans were originated by First NLC Financial Services, LLC ("First NLC") under the following underwriting guidelines.

      General. The information set forth in the following paragraphs has been provided by First NLC, and none of the depositor, the underwriter, the master servicer, the servicer, the trustee, or any other person makes any representation as to the accuracy or completeness of such information.

      First NLC's underwriting guidelines are designed to evaluate a borrower's credit history, his or her capacity, willingness and ability to repay the loan and the value and adequacy of the collateral. First NLC's underwriting guidelines are established by a group composed of First NLC's chief credit officers, senior credit officers and the President and Chief Operating Officer. First NLC also invites other credit officers and sales and operational managers to make contributions to these policies. The members of this group meet regularly to review proposed changes to the First NLC underwriting guidelines.

      Underwriting Personnel. All underwriting is performed by internal underwriting personnel, who are a part of the loan origination teams. First NLC does not delegate underwriting authority to any broker or third-party. Underwriters review and underwrite each loan package and then either grant a conditional approval on the terms requested, provide a counteroffer approval on the best terms First NLC is willing to offer the borrower, or deny the application. Once a loan is conditionally approved, processors process the loan in accordance with the terms and conditions of the conditional approval. Before closing, each conditionally approved loan is reviewed a second time by an underwriter to determine that the conditions specified in the conditional approval have all been met or waived.

      A senior credit officer, whom First NLC believes has the additional experience and leadership qualities necessary to make high-level credit decisions, oversees each loan origination team. The senior credit officer is responsible for managing the underwriters and processors on his or her team, as well as managing the loan pipeline and other customer service requirements. The senior credit officers report directly to an operations manager in their region. Additionally, they report to the assistant chief credit officer in their region for issues such as guideline changes, industry trends or other feedback relating to the loan origination process. First NLC's 15 senior credit officers each have a minimum of eight years of industry experience and its 5 chief credit officers each have over 13 years individually and a combined 94 years of industry experience.

      Loan Application and Documentation. Each borrower must complete a mortgage loan application that includes information with respect to the applicant's liabilities, income, credit history, employment history and other personal information. First NLC also requires independent documentation as part of its underwriting process. At least one credit report on each applicant from an independent, nationally recognized credit reporting company is required, and First NLC also requires an appraisal, a title commitment, and other income-verification materials. The credit report contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions or judgments. Derogatory credit items are disregarded if they are included in the overall credit score. All serious derogatory credit items, such as bankruptcies or foreclosures, must be satisfactorily addressed by the applicant.

      Appraisals. Appraisals are performed by licensed, third-party, fee-based appraisers who are hired by the borrower or broker and include, among other things, an inspection of the exterior and interior of the subject property. Appraisals are also required to address neighborhood conditions, site and zoning status and the condition and value of improvements. First NLC does not require its borrowers to use any particular appraiser; however, it maintains a list of appraisers whose appraisals it will not accept. An appraisal may not be more than 120 days old on the day the loan is funded.

      First NLC requires its underwriters to review all third-party appraisals against an appraisal checklist of qualitative standards, such as square footage, zoning status, comparable property information and improvements. If the underwriters are not satisfied with the accuracy of the third-party appraisal, they will request that a senior credit officer review the appraisal. In addition, First NLC employs in-house state-certified appraisers who review each third-party appraisal that the underwriters are not able to approve because of a failure to meet the qualitative standards. Staff appraisers may require a field review of the property, review additional comparable properties or order a complete second appraisal to verify the accuracy of the original appraisal. In addition to utilizing automated appraisal tools, staff appraisers may work with independent, third-party appraisers to ensure that the appraisals meet First NLC's qualitative standards.

      Verification of Income. First NLC's underwriting guidelines require verification of the borrower's income. First NLC has two levels of income documentation requirements, referred to as "full documentation" and "stated income documentation" programs. Under each of these programs, First NLC reviews the loan applicant's source of income, calculate the amount of income from sources indicated on the loan application or similar documentation and calculate debt-to-income ratios to determine the applicant's ability to repay the loan. Under the full documentation program, applicants are required to submit income verification for the previous two calendar years as well as year-to-date information. Under the stated income documentation program, First NLC evaluates applicants based upon income as stated in the mortgage loan application. Under both programs, First NLC generally verifies by telephone employment and/or proof of business existence and income, and self-employed applicants may be required to submit a business license. Verification of the source of funds, if any, required to be paid by the applicant at closing is generally required under both documentation programs in the form of a standard verification of deposit, two months' consecutive bank statements or other acceptable documentation. First NLC verifies twelve months' mortgage payment or rental history with the related lender or landlord.

      Credit Classifications. A critical function of First NLC's underwriting process is to identify the level of credit risk associated with each applicant for a mortgage loan. First NLC has established seven principal classifications, from "A" to "C," with respect to the credit profile of potential borrowers, and it assigns a rating to each loan based upon these classifications. First NLC has an eighth, generally inactive credit classification, called "C-." First NLC uses two sets of guidelines to assign credit grades to potential borrowers: the Score More Loan Program and the Premier Score Program.

      The Score More Loan Program is based on traditional underwriting techniques, including an analysis of a borrower's financial position, credit history and payment history. The Premier Score Program is based primarily on FICO scores but also takes into consideration other traditional credit information in determining the interest rate and maximum loan-to-value ratio for the loan. First NLC's West Coast division markets the Premier Score Program, with some minor variations, as the Loan Grade Program. The following charts summarize First NLC's lending guidelines for first and second mortgages for the Score More Loan Program and the Premier Score Program:

                       Score More Full Documentation(1)(2)

                Maximum Mortgage
               Delinquencies Last
Credit Grade       12 Months             Property Type                Owner-Occupied                       Non-Owner-Occupied
------------   ------------------   -----------------------   ---------------------------------    ---------------------------------
                                                                                                                        Maximum LTV
                                                               Minimum     Maximum LTV Purchase                         Purchase and
                                                              FICO Score     and Refinance(3)      Minimum FICO Score    Refinance
------------   ------------------   -----------------------   ----------   --------------------    ------------------   ------------
A                     None          Single-family residence          600                    100%                  600            90%
                                    Condominium                      600                    100                   600            90
                                    Townhome                         600                    100                   600            90
                                    Duplex                           650                    100                   620            80
                                    3-4 family unit                  620                     90                   620            80
A-                 One 30-day       Single-family residence          600                    100                   620            80
                                    Condominium                      600                    100                   620            80
                                    Townhome                         600                    100                   620            80
                                    Duplex                           680                     95                   620            80
                                    3-4 family unit                  620                     85                   620            80
B                 Three 30-day      Single-family residence          620                     95                   620            80
                                    Condominium                      600                     90                   620            80
                                    Townhome                         600                     90                   620            80
                                    Duplex                           600                     90                   620            80
                                    3-4 family unit                  620                     85                   620            80
B-                 One 60-day       Single-family residence          560                     90                   N/A           N/A

                Maximum Mortgage
               Delinquencies Last
Credit Grade       12 Months             Property Type                Owner-Occupied                       Non-Owner-Occupied
------------   ------------------   -----------------------   ---------------------------------    ---------------------------------
                                                                                                                        Maximum LTV
                                                               Minimum     Maximum LTV Purchase                         Purchase and
                                                              FICO Score     and Refinance(3)      Minimum FICO Score    Refinance
------------   ------------------   -----------------------   ----------   --------------------    ------------------   ------------
                                    Condominium                      540                     80                   N/A            N/A
                                    Townhome                         540                     80                   N/A            N/A
                                    Duplex                           540                     80                   N/A            N/A
C                  One 90-day       Single-family residence          525                     85                   N/A            N/A
                                    Condominium                      540                     80                   N/A            N/A
                                    Townhome                         540                     80                   N/A            N/A
                                    Duplex                           540                     80                   N/A            N/A

----------

(1) To qualify for a loan under the Score More Full Documentation Program, any foreclosures experienced by the applicant must have occurred no less than three years prior.

(2) The maximum allowable debt-to-income ratio under the Score More Full Documentation Program is 55%.

(3) If the applicant has a history of bankruptcy, the maximum loan-to-value ratio is reduced as follows:

      If the bankruptcy was discharged at least three years prior, the maximum loan-to-value ratio is unaffected.

      If the bankruptcy was discharged at least two years prior but less than three years prior, the maximum loan-to-value ratio is 95%.

      If the bankruptcy was discharged less than two years prior, the maximum loan-to-value ratio is 90%.

        Score More No Income Verification and Limited Documentation(1)(2)

                Maximum Mortgage
               Delinquencies Last                                      Owner-Occupied                     Non-Owner-Occupied
Credit Grade       12 Months             Property Type             Purchase and Refinance               Purchase and Refinance
------------   ------------------   -----------------------   ---------------------------------    ---------------------------------
                                                                                                                        Maximum LTV
                                                               Minimum     Maximum LTV Purchase                         Purchase and
                                                              FICO Score     and Refinance(3)      Minimum FICO Score    Refinance
------------   ------------------   -----------------------   ----------   --------------------    ------------------   ------------
A                    None           Single-family residence          650                    100%                  560            90%
                                    Condominium                      680                     90                   560            85
                                    Townhome                         680                     90                   560            85
                                    Duplex                           680                     90                   N/A
A-                One 30-day        Single-family residence          650                     90                   580            90
                                    Condominium                      650                     85                   580            85
                                    Townhome                         650                     85                   580            85
                                    Duplex                           650                     85                   N/A           N/A
B                Three 30-day       Single-family residence          620                     85                   580            90
                                    Condominium                      620                     80                   580            85
                                    Townhome                         620                     80                   580            80
                                    Duplex                           620                     80                   N/A           N/A
B-                One 60-day        Single-family residence          560                     75                   560            75
                                    Condominium                      560                     75                   560            70
                                    Townhome                         560                     75                   560            70
                                    Duplex                           560                     75                   N/A           N/A

----------

(1) To qualify for a loan under the Score More No Income Verification and Limited Documentation Program, any foreclosures experienced by the applicant must have occurred no less than three years prior.

(2) The maximum allowable debt-to-income ratio under the Score More No Income Verification and Limited Documentation Program is 55%.

(3) If the applicant has a history of bankruptcy, the maximum loan-to-value ratio is reduced as follows:

      If the bankruptcy was discharged at least three years prior, the maximum loan-to-value ratio is 100%.

      If the bankruptcy was discharged at least two years prior but less then three years prior, the maximum loan-to-value ratio is 95%.

      If the bankruptcy was discharged less than two years prior, the maximum loan-to-value ratio is 90%.

                       Premier Score Full Documentation(1)

                Maximum Mortgage
               Delinquencies Last                                      Owner-Occupied                     Non-Owner-Occupied
Credit Grade       12 Months             Property Type             Purchase and Refinance               Purchase and Refinance
------------   ------------------   -----------------------   ---------------------------------    ---------------------------------
                                                               Maximum          Maximum LTV                              Maximum LTV
                                                              CLTV Combo        One Loan(2)        Maximum CLTV Combo    One Loan(2)
------------   ------------------   -----------------------   ----------   --------------------    ------------------   ------------
A                     660+          Single-family residence          100%                    95%          N/A                    85%
                                    Condominium                      100                     95           N/A                    85
                                    Townhome                         100                     95           N/A                    85
                                    2-4 family units                 100                     95           N/A                    80
A-                  620-659         Single-family residence          100                     95           N/A                    85
                                    Condominium                      100                     95           N/A                    85
                                    Townhome                         100                     95           N/A                    85
                                    2-4 family units                  95                     95           N/A                    80
B+                  600-619         Single-family residence          100                     95           N/A                    85
                                    Condominium                      100                     95           N/A                    85
                                    Townhome                         100                     95           N/A                    85
                                    2-4 family units                 N/A                     95           N/A                    80
B                   575-599         Single-family residence          N/A                     90           N/A                    80
                                    Condominium                      N/A                     90           N/A                    80
                                    Townhome                         N/A                     90           N/A                    80
                                    2-4 family units                 N/A                     90           N/A                    80
B-                  550-574         Single-family residence          N/A                     90           N/A                    75
                                    Condominium                      N/A                     85           N/A                    75
                                    Townhome                         N/A                     85           N/A                    75
                                    2-4 family units                 N/A                     80           N/A                    75
C+                  525-549         Single-family residence          N/A                     85           N/A                    70
                                    Condominium                      N/A                     85           N/A                    70
                                    Townhome                         N/A                     85           N/A                    70
                                    2-4 family units                 N/A                     75           N/A                    70
C                   500-525         Single-family residence          N/A                     80           N/A                   N/A
                                    Condominium                      N/A                     80           N/A                   N/A
                                    Townhome                         N/A                     80           N/A                   N/A
                                    2-4 family units                 N/A                     75           N/A                   N/A

----------

(1) The maximum allowable debt-to-income ratio under the Premier Score Full Documentation Program is 55%.

(2) If the applicant has a bankruptcy history, the maximum loan-to-value ratio is reduced as follows:

      If the bankruptcy was discharged at least two years prior, the maximum loan-to-value ratio is unaffected.

      If the bankruptcy was discharged at least one year prior but less than two years prior, the maximum loan-to-value ratio is 90%.

      If the bankruptcy was discharged less than one year prior, the maximum loan-to-value ratio is 90% except that if the applicant's FICO score is 575 or less the maximum loan-to-value ratio is 85% and if the applicant's FICO score is 525 or less, the maximum loan-to-value ratio is 80%.

                     Premier Score No Income Verification(1)


                                                                       Owner-Occupied                   Purchase and Refinance
Credit Grade       FICO Score            Property Type             Purchase and Refinance                  Non-Owner-Occupied
------------   ------------------   -----------------------   ---------------------------------    ---------------------------------
                                                                Maximum                                                    Maximum
                                                                 CLTV         Maximum LTV One         Maximum CLTV         LTV One
                                                                 Combo           Loan (2)                 Combo            Loan (2)
------------   ------------------   -----------------------   ----------   --------------------    ------------------   ------------
A                     660+          Single-family residence          100%                    90%                  N/A            75%
                                    Condominium                      100                     90                   N/A            75
                                    Townhome                         100                     90                   N/A            75
                                    2-4 family units                 100                     90                   N/A            75
A-                  620-659         Single-family residence          100                     90                   N/A            75
                                    Condominium                      100                     90                   N/A            75
                                    Townhome                         100                     90                   N/A            75
                                    2-4 family units                 100                     90                   N/A            75
B+                  600-619         Single-family residence          N/A                     85                   N/A            75
                                    Condominium                      N/A                     85                   N/A            75
                                    Townhome                         N/A                     85                   N/A            75
                                    2-4 family units                 N/A                     85                   N/A            75
B                   575-599         Single-family residence          N/A                     85                   N/A            75
                                    Condominium                      N/A                     85                   N/A            75
                                    Townhome                         N/A                     85                   N/A            75
                                    2-4 family units                 N/A                     85                   N/A            75
B-                  550-574         Single-family residence          N/A                     75                   N/A            70
                                    Condominium                      N/A                     75                   N/A            70
                                    Townhome                         N/A                     75                   N/A            70
                                    2-4 family units                 N/A                     75                   N/A            70
C+                  525-549         Single-family residence          N/A                     70                   N/A           N/A
                                    Condominium                      N/A                     70                   N/A           N/A
                                    Townhome                         N/A                     70                   N/A           N/A
                                    2-4 family units                 N/A                     70                   N/A           N/A
C                   500-525         Single-family residence          N/A                    N/A                   N/A           N/A
                                    Condominium                      N/A                    N/A                   N/A           N/A
                                    Townhome                         N/A                    N/A                   N/A           N/A
                                    2-4 family units                 N/A                    N/A                   N/A           N/A

----------

(1) The maximum allowable debt-to-income ratio under the Premier Score No Income Verification Program is 50%.

(2) If the applicant has a bankruptcy history, the maximum loan-to-value ratio is reduced as follows:

If the bankruptcy was discharged at least two years prior, the maximum loan-to-value ratio is unaffected.

If the bankruptcy was discharged at least one year prior but less than two years prior, the maximum loan-to-value ratio is 90%.

      If the bankruptcy was discharged less than one year prior, the maximum loan-to-value ratio is 90%, except that if the applicant's FICO score is 575 or less, the maximum loan-to-value ratio is 85% and if the applicant's FICO score is 525 or less, the maximum loan-to-value ratio is 80%.

      Exceptions and Upgrades to First NLC's Underwriting Guidelines. First NLC may make exceptions and upgrades to its underwriting guidelines on a case-by-case basis where compensating factors exist. For example, it may determine that an applicant warrants one of the following upgrades or exceptions:

      o     a risk category upgrade;

      o     a debt-to-income ratio exception;

      o     a pricing exception;

      o     a loan-to-value ratio exception; or

      o an exception from certain requirements of a particular risk category.

      An exception or upgrade may be allowed if the application reflects certain compensating factors, including:

      o     a low loan-to-value ratio;

      o a maximum of one 30-day late payment on all mortgage loans during the last 12 months;

      o     stable employment;

      o     ownership of the current residence for five or more years; or

      o     above average physical condition of the property securing the loan.

      An exception or upgrade may also be allowed if the applicant places a down payment through escrow of at least 20% of the purchase price of the mortgaged property or if the new loan reduces the applicant's monthly aggregate mortgage payment by 25% or more. Accordingly, certain applicants may qualify in a more favorable risk category than would apply in the absence of such compensating factors. All exceptions and upgrades are subject to the approval of a senior credit officer or a chief credit officers.

      Quality Control. First NLC reviews its loans for compliance with applicable legal requirements and its underwriting guidelines. First NLC's legal review staff consists of nine auditors and one supervisor, and its credit review staff consists of six credit analysts and one supervisor. Each loan it funds is reviewed for the accuracy of the income documentation, completeness of loan application information and appraisal conformity. Additionally, all loans are reviewed to ensure that prudent underwriting procedures have been followed and sound underwriting judgments have been made. Executed loan packages are reviewed upon return from the closing agent for accuracy and completeness. All loans are subjected to specific post-funding loan tests, including high-cost tests, to verify that First NLC's originations comply with any applicable laws or regulatory requirements. Any significant findings are reported to supervisors and also to members of First NLC's senior management team. Any corrective measures that are required are promptly initiated.

      If fraud is suspected or there has been a default in payments, the loan is subject to further investigation, including re-verification of income and employment and re-appraisal to confirm the value of the collateral. Any significant findings are reported to our senior management team, and corrective actions are taken, including, if circumstances warrant, the termination of the broker relationship.

Credit Scores

      Credit scores are obtained by many lenders in connection with mortgage loan applications to help them assess a borrower's creditworthiness (the "Credit Scores"). Credit Scores are generated by models developed by a third-party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. Lenders have varying ways of analyzing Credit

Scores and, as a result, the analysis of Credit Scores across the industry is not consistent. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the borrower's past credit history. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that the Credit Scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related mortgage loans.

      The tables on Schedule A set forth certain information as to the Credit Scores of the related mortgagors, for the mortgage loans in the aggregate and for each mortgage loan group, obtained by the applicable original loan seller in connection with the origination of each mortgage loan.

                               THE MASTER SERVICER

General

      Wells Fargo Bank will act as the master servicer for the mortgage loans pursuant to the terms of the pooling and servicing agreement.

      The servicer will directly service the mortgage loans under the supervision and oversight of the master servicer. The master servicer, however, will not be ultimately responsible for the servicing of the mortgage loans except to the extent described in this prospectus supplement and as provided in the pooling and servicing agreement.

Compensation of the Master Servicer

      As compensation for its services as master servicer, the master servicer will be entitled, with respect to each mortgage loan, to the master servicing fee, which will be remitted to the master servicer monthly by the servicer from amounts on deposit in the collection account. The master servicing fee will be an amount equal to one-twelfth of the master servicing fee rate for each mortgage loan on the Stated Principal Balance of such mortgage loan. The master servicing fee rate with respect to each mortgage loan will be a rate per annum of 1.15%. In addition to the master servicing fee, the master servicer will be entitled to receive the interest or investment income earned by it on amounts deposited in, or credited to, the distribution account. In the event the master servicer assumes the duties of the servicer under the pooling and servicing agreement, it shall be entitled to receive as compensation, the servicing fee, if any, and other compensation that would have been payable to the servicer under the pooling and servicing agreement.

      Under the terms of the pooling and servicing agreement, the securities administrator may withdraw from the distribution account, (i) any investment income payable to the master servicer; (ii) amounts necessary to reimburse itself, the master servicer or the servicer for any previously unreimbursed advances and any advance that the master servicer deems to be nonrecoverable from the applicable mortgage loan proceeds, (iii) an aggregate annual amount to indemnify the master servicer and itself for amounts due under the terms of the pooling and servicing agreement; (iv) amounts in respect of reimbursements to which the master servicer or the servicer is entitled in accordance with the terms of the pooling and servicing agreement, subject to the limit on such amounts described below under "--Indemnification and Third Party Claims," and
(v) any other amounts permitted to be withdrawn under the terms of the pooling and servicing agreement. The master servicer will be required to pay all ordinary expenses incurred by it in connection with its activities as master servicer without reimbursement.

      The master servicer will be required to pay the costs associated with monitoring the servicer. The master servicer will also be required to pay the costs of terminating the servicer, appointing a successor servicer or the costs of transferring servicing to the master servicer and will be entitled to be reimbursed for those costs by the successor servicer and/or the terminated servicer pursuant to the terms of the pooling and servicing agreement. To the extent such servicing transfer costs are not paid by the terminated servicer or the successor servicer, the master servicer shall be reimbursed by the trust for out-of-pocket costs associated with the transfer of servicing of any of the mortgage loans from the servicer to the master servicer or to any other successor servicer.

Indemnification and Third Party Claims

      The master servicer will be required to indemnify the depositor, the securities administrator and the trustee and hold each of them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the master servicer's representations and warranties set forth in the pooling and servicing agreement. The enforcement of the obligation of the master servicer to indemnify the depositor, the securities administrator and the trustee constitutes the sole remedy of the depositor, the securities administrator and the trustee in the event of a breach of the master servicer's representations and warranties. Such indemnification shall survive termination of the master servicer under the pooling and servicing agreement or the termination of the pooling and servicing agreement. Any cause of action against the master servicer relating to or arising out of the breach of any representations and warranties made by the master servicer in the pooling and servicing agreement shall accrue upon discovery of such breach by any of the depositor, the master servicer, the securities administrator or the trustee or notice of such breach by any one of such parties to the other parties.

      The master servicer will be required to indemnify the depositor, the securities administrator and the trustee, and hold each of them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that they may sustain as a result of the master servicer's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard for its obligations and duties under the pooling and servicing agreement. The depositor, the securities administrator and the trustee shall immediately notify the master servicer if a claim is made by a third party under the pooling and servicing agreement or any of the mortgage loans which entitles the depositor, the securities administrator, the trustee or the trust to indemnification by the master servicer under the pooling and servicing agreement. The master servicer will be obligated to assume the defense of any such claim and pay all expenses in connection with the claim, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

      The trust will be obligated to indemnify the master servicer and hold it harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the master servicer may incur or sustain in connection with, arising out of or related to the pooling and servicing agreement, the First NLC Agreements, the Fremont Agreements or the certificates, except to the extent that any such loss, liability or expense is related to (i) a material breach of the master servicer's representations and warranties in the pooling and servicing agreement or (ii) the master servicer's willful misfeasance, bad faith or negligence or by reason of its reckless disregard of its duties and obligations under any such agreement. The master servicer shall be entitled to reimbursement for any such indemnified amount from funds on deposit in the distribution account. Amounts available to pay indemnified cost and expenses may also be applied to reimburse the master servicer for servicing transfer costs to the extent such costs are not reimbursed out of amounts allocated therefor or from other sources described in "--Compensation of the Master Servicer" above.

Limitation on Liability of the Master Servicer

      Neither the master servicer nor any of its directors, officers, employees or agents will be under any liability to the trustee, the securities administrator, the servicer or the certificateholders for any action taken, or for refraining from the taking of any action in good faith, or for errors in judgment. However, the master servicer shall remain liable for its willful misfeasance, bad faith, negligence or reckless disregard in the performance of its duties under the pooling and servicing agreement. The master servicer will be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the mortgage loans in accordance with the pooling and servicing agreement and that, in the opinion of the master servicer, may involve it in any expenses or liability. However, the master servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect of the pooling and servicing agreement and the rights and duties of the parties to that agreement and the interests of the certificateholders under that agreement. In the event of any litigation regarding the master servicer's duties, the legal expenses and costs of such action and any liability resulting from such action shall be borne by the trust.

      The master servicer will not be liable for any acts or omissions of the servicer except to the extent that damages or expenses are incurred as a result of such acts or omissions and such damages and expenses would not have been incurred but for the negligence, willful misfeasance, bad faith or recklessness of the master servicer in supervising, monitoring and overseeing the obligations of the servicer.

Assignment or Delegation of Duties by the Master Servicer; Resignation

      The master servicer will not be permitted to assign or transfer any of its rights, benefits or privileges under the pooling and servicing agreement to any other entity, or delegate to or subcontract with, or authorize or appoint any other entity to perform any of the duties, covenants or obligations to be performed by the master servicer. However, the master servicer will have the right to sell and assign its rights and delegate to any qualified entity its duties and obligations to be performed and carried out as the master servicer with the prior written consent of the depositor (which consent shall not be unreasonably withheld) and upon delivery to the trustee and the depositor of a letter from each rating agency to the effect that such action shall not result in a downgrade, qualification or withdrawal of the ratings assigned to any of the certificates, and in compliance with the other requirements set forth in the pooling and servicing agreement. If the duties of the master servicer are transferred to a successor master servicer, the fees and other compensation payable to the master servicer under the pooling and servicing agreement shall thereafter be payable to such successor master servicer, but in no event shall exceed the compensation payable to the predecessor master servicer.

      Any entity into which the master servicer may be merged or consolidated, or any entity resulting from any merger, conversion, other change in form to which the master servicer shall be a party, or any entity which succeeds to the business of the master servicer, will become the successor to the master servicer, without the execution or filing of any paper or any further act on the part of any of the parties to the pooling and servicing agreement. However, the successor to the master servicer must be an entity (or have an affiliate) that is qualified and approved to service mortgage loans by Fannie Mae and Freddie Mac and shall have a net worth of not less than $25,000,000.

      The master servicer will not be permitted to resign unless the master servicer's duties under the pooling and servicing agreement are no longer permissible under applicable law or are in material conflict under applicable law with other activities carried on by it and such conflict cannot be cured. Any resignation of the master servicer shall be evidenced by an opinion of counsel prepared by counsel to the master servicer and delivered to the trustee. No such resignation will become effective until the trustee assumes, or a successor master servicer reasonably satisfactory to the trustee and the depositor assumes, the master servicer's responsibilities and obligations under the pooling and servicing agreement.

      If at any time, Wells Fargo, as securities administrator, resigns or is removed as securities administrator pursuant to the pooling and servicing agreement, then at such time Wells Fargo will be required to resign as master servicer under the pooling and servicing agreement.

Master Servicer Events of Default; Waiver; Termination

   Under the terms of the pooling and servicing agreement, each of the following shall constitute a "Master Servicer Event of Default" by the master servicer:

            (a) the failure by the master servicer to cause to be deposited in the distribution account any amounts received by it from the servicer or to make any advance required to be made by it under the terms of the pooling and servicing agreement, which failure continues unremedied for a period of two (2) business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the master servicer;

            (b) the failure by the master servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the master servicer set forth in the pooling and servicing agreement, which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the master servicer by the trustee or to the master servicer and trustee by holders of certificates evidencing at least 25% of the voting rights;

            (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the master servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days;

            (d) the master servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the master servicer or relating to all or substantially all of its property;

            (e) the master servicer admits in writing of its inability to pay its debts as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations for three (3) business days;

            (f) except as otherwise set forth in the pooling and servicing agreement, the master servicer attempts to assign its responsibilities under the pooling and servicing agreement or to delegate all or any portion of its duties under that agreement without the consent of the trustee, the securities administrator and the depositor; or

            (g) the indictment of the master servicer for the taking of any action by the master servicer, any of its affiliates, directors or employees that constitutes fraud or criminal activity in the performance of its obligations under the pooling and servicing agreement, in each case, where such action materially and adversely affects the ability of the master servicer to perform its obligations under the pooling and servicing agreement (subject to the condition that such indictment is not dismissed within 90 days).

      By written notice, the trustee may, with the consent of certificateholders representing a majority of the voting rights in the certificates, waive any default by the master servicer in the performance of its obligations under the pooling and servicing agreement and its consequences. Upon any waiver of a past default, such default shall cease to exist and any Master Servicer Event of Default arising from that default shall be deemed to have been remedied for every purpose under the pooling and servicing agreement.

      So long as a Master Servicer Event of Default remains uncured, the trustee may, and upon the request of the holders of certificates representing at least 51% of the voting rights shall, by notice in writing to the master servicer terminate the master servicer for cause. Upon the termination of the master servicer, the master servicer shall prepare, execute and deliver to any successor entity designated by the trustee any and all documents and other instruments related to the performance of its duties under the pooling and servicing agreement and any mortgage files related to any pool of mortgage loans with respect to which it acts as a successor servicer, in each case, at the master servicer's expense. The master servicer shall cooperate with the trustee and such successor master servicer to effectively transfer its duties under the pooling and servicing agreement.

Assumption of Master Servicing by Trustee

      In the event the master servicer can no longer function in that capacity under the pooling and servicing agreement, and no successor master servicer has accepted appointment as provided for in the pooling and servicing agreement, the trustee shall assume all of the rights and obligations of the master servicer under the pooling and servicing agreement. The trustee, its designee or any successor master servicer appointed by the trustee, shall be deemed to have assumed all of the master servicer's rights, duties and obligations under the pooling and servicing agreement, to the same extent as if such agreements had been assigned to the trustee, its designee or any successor master servicer, except that the master servicer shall not thereby be relieved of any liability or obligation under the pooling and servicing agreement accruing prior to its replacement as master servicer, and the master servicer will be required to indemnify and hold harmless the trustee from and against all costs, damages, expenses and liabilities (including reasonable attorneys' fees) incurred by the trustee as a result of such liability or obligations of the master servicer and in connection with the trustee's assumption (but not its performance, except to the extent that costs or liability of the trustee are created or increased as a result of negligent or wrongful acts or omissions of the master servicer prior to its replacement as master servicer) of the master servicer's obligations, duties or responsibilities under the pooling and servicing agreement.

      If the master servicer has resigned or been terminated, upon the request of the trustee (but at the expense of the master servicer), the master servicer will be required to deliver to any successor all documents and records relating to the related mortgage loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such documents and records to any successor party.

                                  THE SERVICER

      Ocwen Loan Servicing, LLC will act as servicer of the mortgage loans. The information contained in this prospectus supplement with regard to Ocwen has been provided by Ocwen.

General

      Ocwen is a Delaware limited liability company with its servicing operations in Orlando, Florida and its corporate offices in West Palm Beach, Florida. Ocwen is a wholly owned subsidiary of Ocwen Financial Corporation, a public financial services holding company ("OCN") headquartered in West Palm Beach, Florida. OCN's primary businesses are the servicing, special servicing and resolution of nonconforming, subperforming and nonperforming residential and commercial mortgage loans for third parties, as well as providing loan servicing technology and business-to-business e-commerce solutions for the mortgage and real estate industries.

      The servicing of the mortgage loans in Ocwen's servicing portfolio was transferred to Ocwen by its affiliate Ocwen Federal Bank FSB ("OFB"), effective on June 30, 2005. This service transfer was the result of OFB's voluntary dissolution, sale of its branch facility and deposits in Fort Lee, New Jersey to another bank, and cessation of operations as a federal savings bank. Upon OFB's dissolution and sale of the branch facility and deposits, all of OFB's remaining assets and liabilities, including its mortgage loan servicing business, were transferred to and assumed by Ocwen. Ocwen's management, servicing portfolio and platform has not been changed as a result of the foregoing transactions.

      Ocwen is rated as a "Strong" residential subprime servicer and residential special servicer by Standard & Poor's and has an "RPS2" rating as a subprime servicer and an "RSS2" rating as special servicer from Fitch Ratings. Ocwen is also rated "SQ2-" ("Above Average") as a primary servicer of subprime loans and "SQ2" ("Above Average") as a special servicer by Moody's Investors Service, Inc. On April 23, 2004, Standard & Poor's placed its "Strong" residential subprime servicer and residential special servicer ratings assigned to Ocwen on "Credit Watch with negative implications".

      The liabilities assumed by Ocwen from OFB include contingent liabilities resulting from it having been named as a defendant in several potential class action lawsuits challenging its mortgage servicing practices. To date, no such lawsuit has been certified by any court as a class action. On April 13, 2004, these lawsuits were consolidated in a single proceeding in the United States District Court for the District of Illinois under caption styled: Ocwen Federal Bank FSB Mortgage Servicing Litigation, MDL Docket No. 1604. Ocwen believes that its servicing practices comply with legal requirements. Ocwen intends to defend against such lawsuits. Ocwen is also subject to various other routine pending litigation in the ordinary course of its business. While the outcome of litigation is always uncertain, Ocwen's management is of the opinion that the resolution of any of these claims and lawsuits will not have a material adverse effect on the results of its operations or financial condition or its ability to service the mortgage loans.

      On November 29, 2005, a jury in a Galveston, Texas county court returned a verdict of $11.5 million in compensatory and punitive damages and attorneys' fees against Ocwen in favor of a plaintiff borrower whose mortgage loan was serviced by Ocwen. The plaintiff brought the claims under the Texas Deceptive Trade Practices Act and other state statutes and common law generally alleging that Ocwen engaged in improper loan servicing practices. Ocwen believes that the findings required for punitive damages under Texas law were not made and that the trial court will substantially reduce the jury award upon entering final judgment. Ocwen also believes that the attorneys' fees award should be reduced as impermissibly excessive. In addition, Ocwen believes the jury verdict is against the weight of evidence and contrary to law and intends to appeal the decision and continue to vigorously defend this matter.

      Ocwen is an approved Freddie Mac and Fannie Mae seller/servicer. As of September 30, 2005, Ocwen provided servicing for residential mortgage loans with an aggregate unpaid principal balance of approximately $36.5 billion, substantially all of which are being serviced for third parties.

      As of September 30, 2005, OCN had approximately $1.312 billion in assets, approximately $966 million in liabilities and approximately $346 million in equity. For the quarter ended September 30, 2005, OCN's net income was approximately $7.9 million, as compared to an approximate net income of $2.9 million reported for the quarter ended June 30, 2005. OCN reported approximately $188.7 million of cash as of September 30, 2005.

Delinquency and Foreclosure Experience

      The following tables set forth, for the non-conforming credit mortgage loan servicing portfolio serviced by Ocwen, certain information relating to the delinquency, foreclosure, REO and loss experience with respect to such mortgage loans (including loans in foreclosure in Ocwen's servicing portfolio (which portfolio does not include mortgage loans that are subserviced by others)) at the end of the indicated periods. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until it is one month past due on a contractual basis.

                                      Ocwen
                         Delinquencies and Foreclosures
                             (Dollars in Thousands)

                                               As of                                            As of
                                         December 31, 2002                                 December 31, 2003
                           ----------------------------------------------    ----------------------------------------------
                             By                     Percent      Percent                              Percent      Percent
                           No. of     By Dollar    by No. of    by Dollar    No. of     By Dollar    by No. of    by Dollar
                            Loans      Amount        Loans       Amount       Loans      Amount        Loans       Amount
                           -------   -----------   ---------    ---------    -------   -----------   ---------    ---------
Total Portfolio.........   229,335   $26,356,007      100.00%      100.00%   256,891   $30,551,242      100.00%      100.00%
Period of Delinquency(1)
  30-59 days............     8,483      $858,552        3.70%        3.26%    10,662    $1,117,125        4.15%        3.66%
  60-89 days............     3,718      $393,762        1.62%        1.49%     4,595      $488,900        1.79%        1.60%
  90 days or more.......    19,823    $1,820,509        8.64%        6.91%    24,050    $2,341,837        9.36%        7.67%
Total Delinquent Loans      32,024    $3,072,823       13.96%       11.66%    39,307    $3,947,862       15.30%       12.92%
Loans in Foreclosure(2)      8,323      $849,266        3.63%        3.22%     9,800    $1,057,710        3.81%        3.46%

                                               As of                                            As of
                                         December 31, 2004                               September 30, 2005
                           ----------------------------------------------    ----------------------------------------------
                             By                     Percent      Percent                              Percent      Percent
                           No. of     By Dollar    by No. of    by Dollar    No. of     By Dollar    by No. of    by Dollar
                            Loans      Amount        Loans       Amount       Loans      Amount        Loans       Amount
                           -------   -----------   ---------    ---------    -------   -----------   ---------    ---------
Total Portfolio.........   237,985   $28,367,753      100.00%      100.00%   268,381   $31,194,838      100.00%      100.00%
Period of Delinquency(1)
  30-59 days............    11,251    $1,127,427        4.73%        3.97%    13,234    $1,301,837        4.93%        4.17%
  60-89 days............     5,066      $515,826        2.13%        1.82%     6,833      $674,387        2.55%        2.16%
  90 days or more.......    26,459    $2,545,313       11.12%        8.97%    31,261    $2,967,766       11.65%        9.51%
Total Delinquent Loans      42,776    $4,188,566       17.97%       14.77%    51,328    $4,943,989       19.13%       15.85%
Loans in Foreclosure(2)      9,599      $975,961        4.03%        3.44%     9,333      $966,173        3.48%        3.10%

----------

(1) Includes 23,740 loans totaling $2,078,945 for September 30, 2005, which were delinquent at the time of transfer to Ocwen.

(2) Loans in foreclosure are also included under the heading "Total Delinquent Loans."

                                      Ocwen
                                Real Estate Owned
                             (Dollars in Thousands)

                                  At                        At                        At                        At
                          December 31, 2002         December 31, 2003         December 31, 2004        September 30, 2005
                       ----------------------    ----------------------    ----------------------    ----------------------
                       By No.                    By No.                    By No.                    By No.
                         of        By Dollar       of        By Dollar       of        By Dollar       of        By Dollar
                        Loans       Amount        Loans       Amount        Loans       Amount        Loans       Amount
                       -------    -----------    -------    -----------    -------    -----------    -------    -----------
Total Portfolio        229,335    $26,356,007    256,891    $30,551,242    237,985    $28,367,753    268,381    $31,194,838
Foreclosed Loans(1)      3,484       $285,598      4,849       $437,510      4,858       $439,890      4,511       $390,138
Foreclosure Ratio(2)      1.52%          1.08%      1.89%          1.43%      2.04%          1.55%      1.68%          1.25%

----------

(1) For the purpose of these tables, "Foreclosed Loans" means the principal balance of mortgage loans secured by mortgaged properties the title to which has been acquired by Ocwen.

(2) The "Foreclosure Ratio" is equal to the aggregate principal balance or number of Foreclosed Loans divided by the aggregate principal balance, or number, as applicable, of mortgage loans in the Total Portfolio at the end of the indicated period.

                                      Ocwen
                           Loan Gain/(Loss) Experience
                             (Dollars in Thousands)

                                              As of                 As of                 As of                 As of
                                        December 31, 2002     December 31, 2003     December 31, 2004     September 30, 2005
-------------------------------------   -----------------     -----------------     -----------------     ------------------
Total Portfolio(1) ..................         $26,356,007           $30,551,242           $28,367,753            $31,194,838
Net Gains/(Losses) (2)(3) ...........           ($275,036)            ($249,516)            ($348,145)             ($392,477)
Net Gains/(Losses) as a Percentage of
   Total Portfolio ..................               (1.04)%               (0.82)%               (1.23)%                (1.26)%

----------

(1) "Total Portfolio" on the date stated above, is the principal balance of the mortgage loans outstanding on the last day of the period.

(2) "Net Gains/(Losses)" are actual gains or losses incurred on liquidated properties and shortfall payoffs for the preceding one year period. Gains or losses on liquidated properties are calculated as net sales proceeds less unpaid principal at the time of payoff. Shortfall payoffs are calculated as the difference between the principal payoff amount and unpaid principal at the time of payoff.

(3) Includes ($114,683) as of September 30, 2005 of losses attributable to loans, which were delinquent at the time of transfer to Ocwen.

      It is unlikely that the delinquency experience of the mortgage loans comprising the mortgage loan pool will correspond to the delinquency experience of the servicer's mortgage loan portfolio set forth in the foregoing table. The statistics shown above represent the delinquency experience for the servicer's mortgage loan servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the mortgage loans comprising the mortgage loan pool will depend on the results obtained over the life of the mortgage loan pool. There can be no assurance that the mortgage loans comprising the mortgage loan pool will perform consistently with the delinquency or foreclosure experience described in this prospectus supplement. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the servicer. In addition, adverse economic conditions may affect the timely payment by borrowers of scheduled payments of principal and interest on the mortgage loans in the mortgage loan pool and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage loan pool.

                          THE SECURITIES ADMINISTRATOR

      Wells Fargo will act as the securities administrator pursuant to the terms of the pooling and servicing agreement. The securities administrator will act as paying agent and, as such, make distributions on the certificates and provide reports with respect to their distributions. The securities administrator will also act as transfer agent and certificate registrar for the certificates. Certificates may be surrendered and a copy of the pooling and servicing agreement may be inspected at the corporate trust office of the securities administrator located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services GSAMP 2005-HE6 or at such other addresses as the securities administrator may designate from time to time by notice to the certificateholders, the depositor, the master servicer and the trustee. The fees of the securities administrator will be paid by the master servicer from compensation received in its capacity as master servicer.

      The securities administrator's duties are limited solely to its express obligations under the pooling and servicing agreement. See "Description of the Certificates" and "The Pooling and Servicing Agreement" in this prospectus supplement.

      If at any time, Wells Fargo, as master servicer, resigns or is removed as master servicer pursuant to the pooling and servicing agreement, then and such time Wells Fargo will be required to resign as securities administrator under the pooling and servicing agreement.

                                   THE TRUSTEE

      LaSalle Bank National Association, a national banking association, has an office at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603,
Attention: Global Securitization Trust Services. The trustee will perform administrative functions on behalf of the trust fund and for the benefit of the certificateholders pursuant to the terms of the pooling and servicing agreement. The trustee's duties are limited solely to its express obligations under the pooling and servicing agreement. See "The Pooling and Servicing Agreement" in this prospectus supplement.

                         DESCRIPTION OF THE CERTIFICATES

General

      On the closing date, the trust will be created and the depositor will cause the trust to issue the certificates. The certificates will be issued in twenty classes--the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class R-1, Class R-2, Class R-3, Class P, Class C and Class X certificates. Only the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class R-1, Class R-2 and Class R-3 certificates (collectively, the "Offered Certificates") will be offered under this prospectus supplement. The Class R-1, Class R-2 and Class R-3 certificates are referred to as the "Residual Certificates" in this prospectus supplement. The Offered Certificates, other than the Residual Certificates, are referred to as the "LIBOR Certificates" in this prospectus supplement. The Offered Certificates that are LIBOR Certificates are referred to as "Offered LIBOR Certificates" in this prospectus supplement. The certificates will collectively represent the entire undivided ownership interest in the trust fund created and held under the pooling and servicing agreement, subject to the limits and priority of distribution provided for in that agreement.

      The trust fund will consist of:

      o the mortgage loans, together with the related mortgage files and all related collections and proceeds due and collected after the cut-off date;

      o such assets as from time to time are identified as REO property and related collections and proceeds;

      o assets that are deposited in the accounts, and invested in accordance with the pooling and servicing agreement; and

      o     an interest rate swap agreement.

      The LIBOR Certificates will be issued and available only in book-entry form, in minimum denominations of $25,000 initial principal amount and integral multiples of $1 in excess of $25,000, except that one certificate of each class may be issued in a different amount. The Residual Certificates will be issued and available only in definitive form, in minimum denominations of $50.

      Voting rights will be allocated among holders of the LIBOR Certificates in proportion to the Class Certificate Balances of their respective certificates on such date, except that the Class X and Class P certificates will each be allocated 1% of the voting rights. The Class C certificates and the Residual Certificates will not be entitled to any voting rights.

      The Class A-1 certificates will generally represent interests in the group I mortgage loans and the Class A-2A, Class A-2B and Class A-2C certificates will generally represent an interest in the group II mortgage loans. The Class R-1, Class R-2, Class R-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates will represent interests in all of the mortgage loans in the trust fund.

Book-Entry Registration

      The LIBOR Certificates are sometimes referred to in this prospectus supplement as "book-entry certificates." No person acquiring an interest in the book-entry certificates will be entitled to receive a definitive certificate representing an obligation of the trust, except under the limited circumstances described in this prospectus supplement. Beneficial owners may elect to hold their interests through DTC, in the United States, or Clearstream Banking, societe anonyme or Euroclear Bank, as operator of the Euroclear System, in Europe. Transfers within DTC, Clearstream or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the LIBOR Certificates are book-entry certificates, such certificates will be evidenced by one or more certificates registered in the name of Cede & Co., which will be the "holder" of such certificates, as the nominee of DTC or one of the relevant depositories. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream or Euroclear, on the other, will be effected in DTC through the relevant depositories of Clearstream or Euroclear, respectively, and each a participating member of DTC. The interests of the beneficial owners of interests in the LIBOR Certificates will be represented by book entries on the records of DTC and its participating members. All references in this prospectus supplement to the LIBOR Certificates reflect the rights of beneficial owners only as such rights may be exercised through DTC and its participating organizations for so long as such certificates are held by DTC.

      The beneficial owners of the LIBOR Certificates may elect to hold their certificates through DTC in the United States, or Clearstream or Euroclear if they are participants in such systems, or indirectly through organizations which are participants in such systems. The LIBOR Certificates will be issued in one or more certificates which in the aggregate equal the outstanding principal balance or notional amount of the related class of certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers securities accounts in Clearstream's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories names on the books of DTC. Except as described below, no beneficial owner will be entitled to receive a physical or definitive certificates. Unless and until definitive certificates are issued, it is anticipated that the only holder of the LIBOR Certificates will be Cede & Co., as nominee of DTC. Beneficial owners will not be holders or certificateholders as those terms are used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC.

      The beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of such book-entry certificate will be recorded on the records of DTC or on the records of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate.

      DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a clearing corporation within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between participants through electronic book-entries, thus eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, including underwriters, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly through indirect participants.

      Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of book-entry certificates, such as the LIBOR Certificates, among participants on whose behalf it acts with respect to the book-entry certificates and to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and indirect participants with which beneficial owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective beneficial owners.

      Beneficial owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through participants and indirect participants. In addition, beneficial owners will receive all distributions of principal and interest from the securities administrator through DTC participants. DTC will forward such distributions to its participants, which thereafter will forward them to indirect participants or beneficial owners. Beneficial owners will not be recognized by the trustee, the securities administrator or any paying agent as holders of the LIBOR Certificates, and beneficial owners will be permitted to exercise the rights of the holders of the LIBOR Certificates only indirectly through DTC and its participants.

      Because of time zone differences, it is possible that credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but, due to time zone differences, may be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

      Transfers between participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary, each of which is a participating member of DTC; provided, however, that such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving distribution in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the relevant depositories for Clearstream or Euroclear.

      Clearstream holds securities for its participant organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thus eliminating the need for physical movement of securities. Transactions may be settled through Clearstream in many currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

      Euroclear was created to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System is owned by Euroclear plc and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium (the "Euroclear Operator"). The Euroclear Operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear participants, and between Euroclear participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. Non-participants of Euroclear may hold and transfer book-entry interests in the LIBOR Certificates through accounts with a direct participant of Euroclear or any other securities intermediary that holds book-entry interests in the LIBOR Certificates through one or more securities intermediaries standing between such other securities intermediary and the Euroclear Operator.

      Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts only on behalf of Euroclear participants and has no record of or relationship with the persons holding through Euroclear participants.

      Distributions on the book-entry certificates will be made on each Distribution Date by the securities administrator to Cede & Co., as nominee of DTC. DTC will be responsible for crediting the amount of such distributions to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such distribution to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

      Under a book-entry format, beneficial owners of the book-entry certificates may experience some delay in their receipt of distributions, since such distributions will be forwarded by the securities administrator to Cede & Co., as nominee of DTC. Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such book-entry certificates, may be limited

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due to the lack of physical certificates for such book-entry certificates. In addition, issuance of the book-entry certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

      Monthly and annual reports on the trust provided by the securities administrator to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the financial intermediaries to whose DTC accounts the book-entry certificates of such beneficial owners are credited.

      DTC has advised the depositor that it will take any action permitted to be taken by a holder of the LIBOR Certificates under the pooling and servicing agreement only at the direction of one or more participants to whose accounts with DTC the book-entry certificates are credited. Additionally, DTC has advised the depositor that it will take such actions with respect to specified percentages of voting rights only at the direction of and on behalf of participants whose holdings of book-entry certificates evidence such specified percentages of voting rights. DTC may take conflicting actions with respect to percentages of voting rights to the extent that participants whose holdings of book-entry certificates evidence such percentages of voting rights authorize divergent action.

      None of the trust, the depositor, the master servicer, the servicer, the securities administrator or the trustee will have any responsibility for any aspect of the records relating to or distributions made on account of beneficial ownership interests of the book-entry certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

      Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time. See "Description of the Securities--Book-Entry Registration" in the prospectus.

      See also the attached Annex I for certain information regarding U.S. federal income tax documentation requirements for investors holding certificates through Clearstream or Euroclear (or through DTC if the holder has an address outside the United States).

Definitive Certificates

      The LIBOR Certificates, which will be issued initially as book-entry certificates, will be converted to definitive certificates and reissued to beneficial owners or their nominees, rather than to DTC or its nominee, only if
(a) DTC or the depositor advises the securities administrator in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the book-entry certificates and the securities administrator or the depositor is unable to locate a qualified successor or (b) the depositor notifies DTC of its intent to terminate the book entry system through DTC and, upon receipt of notice of such intent from DTC, the participants holding beneficial interests in the certificates agree to initiate such termination.

      Upon the occurrence of any event described in the immediately preceding paragraph, DTC or the securities administrator, as applicable, will be required to notify all participants of the availability through DTC of definitive certificates. Upon delivery of definitive certificates, the securities administrator will reissue the book-entry certificates as definitive certificates to beneficial owners. Distributions of principal of, and interest on, the book-entry certificates will thereafter be made by the securities administrator, or a paying agent on behalf of the trustee, directly to holders of definitive certificates in accordance with the procedures set forth in the pooling and servicing agreement.

      Definitive certificates will be transferable and exchangeable at the offices of the securities administrator, its agent or the certificate registrar designated from time to time for those purposes. As of the closing, the securities administrator designates its office located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479 for those purposes. No service charge will be imposed for any

                                      S-65

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registration of transfer or exchange, but the securities administrator may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection with the transfer or exchange.

Assignment of the Mortgage Loans

      Pursuant to certain mortgage loan purchase and warranties agreements, the original loan sellers sold mortgage loans, without recourse, to GSMC. GSMC will sell, transfer, assign, set over and otherwise convey the mortgage loans, including all principal outstanding as of, and interest due and accruing after, the close of business on the cut-off date, without recourse, to the depositor on the closing date. Pursuant to the pooling and servicing agreement, the depositor will sell, without recourse, to the trust, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due after, the close of business on the cut-off date. Each such transfer will convey all right, title and interest in and to (a) principal outstanding as of the close of business on the cut-off date (after giving effect to payments of principal due on that date, whether or not received) and (b) interest due and accrued on each such mortgage loan after the cut-off date. However, GSMC will not convey to the depositor, and will retain all of its right, title and interest in and to (x) principal due on each mortgage loan on or prior to the cut-off date and principal prepayments in full and curtailments (i.e., partial prepayments) received on each such mortgage loan on or prior to the cut-off date and (y) interest due and accrued on each mortgage loan on or prior to the cut-off date.

      GSMC will also convey to the depositor:

      o pursuant to an assignment, assumption and recognition agreement (the "First NLC Assignment Agreement") certain rights of GSMC with respect to the First NLC mortgage loans under the mortgage loan purchase and warranties agreement between First NLC and GSMC; and

      o pursuant to an assignment, assumption and recognition agreement (the "Fremont Assignment Agreement") certain rights of GSMC with respect to the Fremont mortgage loans under the mortgage loan purchase and warranties agreement between Fremont and GSMC.

      The depositor will convey these rights under the First NLC Assignment Agreement and the Fremont Assignment Agreement to the trust, pursuant to the pooling and servicing agreement.

Delivery of Mortgage Loan Documents

      In connection with the sale, transfer and assignment of each mortgage loan to the trust, the depositor will cause to be delivered to the custodians, on or before the closing date, the following documents with respect to each mortgage loan which documents constitute the mortgage file:

            (a) the original mortgage note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee (except for no more than [___]% of the mortgage loans for which there is a lost note affidavit and a copy of the mortgage note);

            (b) except with respect to any Conduit mortgage loan, the original of any guaranty executed in connection with the mortgage note (if any);

            (c) the related original mortgage and evidence of its recording or, in certain circumstances, (i) a copy of the mortgage together with an officer's certificate of the applicable original loan seller (or certified by the title company, escrow agent or closing attorney) stating that such mortgage has been dispatched for recordation and the original recorded mortgage or a copy of such mortgage certified by the appropriate public recording office will be promptly delivered upon receipt by the applicable

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      original loan seller, or (ii) a copy of the mortgage certified by the appropriate public recording office to be a true and complete copy of the recorded original;

            (d) except with respect to each MERS Designated Mortgage Loan, the originals of all intervening mortgage assignment(s), showing a complete chain of assignment from the originator of the related mortgage loan to the last endorsee or, in certain limited circumstances, (i) a copy of the intervening mortgage assignment together with an officer's certificate (or certified by) of the applicable original loan seller (or certified by the title company, escrow agent or closing attorney) stating that such intervening mortgage assignment has been dispatched for recordation and the original intervening mortgage assignment or a copy of such intervening mortgage assignment certified by the appropriate public recording office will be promptly delivered upon receipt by the applicable original loan seller, or (ii) a copy of the intervening mortgage assignment certified by the appropriate public recording office to be a true and complete copy of the recorded original;

            (e) except with respect to each MERS Designated Mortgage Loan, the original mortgage assignment in recordable form, which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments, of each mortgage from the last endorsee in blank;

            (f) originals of all assumption, modification, consolidation and extension agreements, if provided, in those instances where the terms or provisions of a mortgage or mortgage note have been modified or such mortgage or mortgage note has been assumed, with recording;

            (g) an original lender's title insurance policy, or an attorney's opinion of title accompanied by a title abstract or a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company; and

            (h) the original (or a copy of) any security agreement, chattel mortgage or equivalent document executed in connection with the mortgage.

      Pursuant to the pooling and servicing agreement, each custodian will agree to execute and deliver on or prior to the closing date an acknowledgment of receipt of the original mortgage note, item (a) above, with respect to the applicable mortgage loans, with any exceptions noted. Each custodian will agree, for the benefit of the holders of the certificates, to review, or cause to be reviewed, each mortgage file for which it is acting as custodian within ninety days after the closing date - or, with respect to any Substitute Mortgage Loan delivered to the custodians, within thirty days after the receipt of the mortgage file by the applicable custodian - and to deliver a certification generally to the effect that, as to each mortgage loan listed in the schedule of mortgage loans,

      o all documents required to be reviewed by it pursuant to the pooling and servicing agreement are in its possession;

      o each such document has been reviewed by it and appears regular on its face and relates to such mortgage loan;

      o based on its examination and only as to the foregoing documents, certain information set forth on the schedule of mortgage loans accurately reflects the information set forth in the mortgage file delivered on such date; and

      o each mortgage note has been endorsed as provided in the pooling and servicing agreement.

      If the applicable custodian, during the process of reviewing the mortgage files, finds any document constituting a part of a mortgage file which is not executed, has not been received or is unrelated to the mortgage loans, or that any mortgage loan does not conform to the requirements above or to the description of the requirements as set forth in the schedule of mortgage loans, the applicable custodian is required to promptly so notify First NLC, Fremont or GSMC, as applicable, the master servicer, the servicer, the securities administrator and the depositor in writing. First NLC with respect to the First NLC mortgage loans, Fremont with respect to the Fremont mortgage loans and GSMC with respect to the

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other mortgage loans will be required to use reasonable efforts to cause to be remedied a material defect in a document constituting part of a mortgage file of which it is so notified by the applicable custodian. If, however, within 30 days (with respect to each First NLC mortgage loan and each Fremont mortgage loan) or 180 days (with respect to each mortgage loan other than a First NLC mortgage loan or a Fremont mortgage loan) after the earlier of either discovery by or notice to First NLC, Fremont or GSMC, as applicable, of such defect, First NLC, Fremont or GSMC, as applicable, has not caused the defect to be remedied, First NLC, Fremont or GSMC, as applicable, will be required to purchase such mortgage loan at a price equal to the outstanding principal balance of such mortgage loan as of the date of repurchase, plus all related accrued and unpaid interest at the applicable interest rate, plus the amount of any outstanding advances owed to and reasonably incurred by the servicer or master servicer, plus all costs and expenses reasonably incurred by the servicer, master servicer or the trustee in connection with the mortgage loan or such repurchase and any costs and damages incurred by the trust in connection with any violation by the related mortgage loan of any predatory or abusive lending law. In any case, the purchase price shall be deposited in the distribution account on the next succeeding Servicer Remittance Date after deducting any amounts received in respect of such repurchased mortgage loan or loans and being held in the distribution account for future distribution to the extent such amounts have not yet been applied to principal or interest on such mortgage loan or, with respect to any mortgage loan, GSMC (only within two years of the closing date), First NLC or Fremont (for each only within 120 days of the applicable Original Sale Date), as applicable, may substitute in lieu of such mortgage loan a Substitute Mortgage Loan and, if applicable, remit to the servicer any Substitution Adjustment Amount. The obligations of GSMC, First NLC or Fremont to cure that defect or to substitute or repurchase the applicable mortgage loan for that defect will constitute the sole remedies respecting that defect available to the holders of the certificates, the master servicer, the servicer, the securities administrator, the trustee, the custodians and the depositor.

Representations and Warranties Relating to the Mortgage Loans

      Pursuant to a representations and warranties agreement (the "Representations Agreement"), GSMC will make certain representations and warranties with respect to each Conduit mortgage loan, each Meritage mortgage loan and each Acoustic mortgage loan as of the closing date. Pursuant to a mortgage loan purchase and warranties agreement and the First NLC Assignment Agreement (collectively, the "First NLC Agreements"), First NLC will make certain representations and warranties with respect to each First NLC mortgage loan as of the closing date. Pursuant to a mortgage loan purchase and warranties agreement and the Fremont Assignment Agreement (collectively, the "Fremont Agreements"), Fremont will make certain representations and warranties with respect to each Fremont mortgage loan as of the applicable Original Sale Date. The representations and warranties made by GSMC, First NLC and Fremont include, but are not limited to:

                  (1) Except with respect to certain delinquent mortgage loans, if any, no payment required under the mortgage loan is one-month or more delinquent;

                  (2) The mortgage loan is not subject to any right of
            rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the mortgage note or the mortgage, or the exercise of any right under the mortgage note or the mortgage, render either the mortgage note or the mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect to such mortgage note or mortgage, and, except for less than 0.02% of the mortgage loans, no mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the mortgage loan was originated;

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                  (3) Pursuant to the terms of the mortgage, all buildings or other improvements upon the mortgaged property are insured by a generally acceptable insurer against loss by fire or hazards of extended coverage meeting accepted origination practices;

                  (4) The mortgage loan at origination complied in all material respects with all applicable federal, state and local laws;

                  (5) The mortgage is a valid, subsisting and enforceable first or second (as applicable) lien on the mortgaged property, including all buildings and improvements on the mortgaged property and all additions, alterations and replacements made at any time with respect to the related mortgaged property, with such exceptions as are generally acceptable to prudent mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such mortgage. The lien of the mortgage is subject only to:

                        (A) the first lien, in case of second lien mortgage
                  loan;

                        (B) the lien of current real property taxes and
                  assessments not yet due and payable;

                        (C) covenants, conditions and restrictions, rights of
                  way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the mortgage loan and (a) specifically referred to or otherwise considered in the appraisal made for the originator of the mortgage loan or (b) which do not adversely affect the appraised value of the mortgaged property set forth in such appraisal; and

                        (D) other matters to which like properties are commonly
                  subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related mortgaged property;

                  (6) The mortgage note and the mortgage and any other agreement executed and delivered by a mortgagor in connection with a mortgage loan are genuine, and each is the legal, valid and binding obligation of the signatory enforceable in accordance with its terms. To the best of GSMC's knowledge, all parties to the mortgage note, the mortgage and any such other agreement had legal capacity to enter into the mortgage loan and to execute and deliver the mortgage note, the mortgage and any such other agreement, and the mortgage note, the mortgage and any such other agreement have been duly and properly executed by such person;

                  (7) The mortgage loan is covered by an American Land Title
            Association lender's title insurance policy or other generally acceptable form of policy;

                  (8) Except as otherwise set forth in paragraph (1) above,
            other than a mortgage loan which is one or more payments past due, there is no default, breach, violation or event which would permit acceleration under the mortgage or the mortgage note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration, and neither GSMC, First NLC or Fremont, as applicable, nor their affiliates or any of their respective predecessors have waived any default, breach, violation or event which would permit acceleration;

                  (9) The mortgage contains customary and enforceable provisions that render the rights and remedies of the holder of the mortgage adequate for the realization against the mortgaged property of the benefits of the security provided by the mortgaged property, including, (i) in the case of a mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure;

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                  (10) There is no proceeding pending or, to GSMC's knowledge, threatened for the total or partial condemnation of the mortgaged property, and the mortgaged property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the mortgaged property as security for the mortgage loan or the use for which the premises were intended;

                  (11) No mortgage loan is classified as (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost," "covered," (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "threshold" or "predatory" loan under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

                  (12) Except for approximately 0.05% of the mortgage loans, no mortgage loan originated on or after October 1, 2002 imposes a prepayment premium for a term in excess of three years after its origination, unless such mortgage loan was modified to reduce the prepayment period to no more than three years from the date of the mortgage note and the mortgagor was notified in writing of such reduction in prepayment premium period. No mortgage loan originated prior to October 1, 2002, imposes a prepayment premium for a term in excess of five years after its origination;

                  (13) No mortgage loan subject to the Georgia Fair Lending Act and secured by property located in the state of Georgia was originated on or after October 1, 2002 and prior to March 7, 2003;

                  (14) In connection with the origination of each mortgage loan, no proceeds from any mortgage loan were used to finance a single-premium credit-life insurance policy;

                  (15) The applicable original loan seller has reported or
            caused to be reported in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) in its mortgagor credit files to Equifax, Experian and TransUnion Credit Information Company (three of the credit repositories) on a monthly basis; and

                  (16) With respect to any mortgage loan originated on or after
            August 1, 2004, neither the related mortgage nor the related mortgage note requires the mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

      In addition, GSMC will represent and warrant that none of the group I mortgage loans has a prepayment penalty period in excess of three years.

      Pursuant to the Representations Agreement, the pooling and servicing agreement, the First NLC Agreements or the Fremont Agreements, as applicable, upon the discovery by GSMC, First NLC, Fremont, the master servicer, the servicer, the depositor, a custodian or the trustee that any of the representations and warranties contained in the Representations Agreement, the pooling and servicing agreement, the First NLC Agreements or the Fremont Agreements, as applicable, have been breached in any material respect as of the date made, with the result that value of, or the interests of the trustee, or the holders of the certificates in the related mortgage loan were materially and adversely affected, the party discovering such breach will be required to give prompt written notice to the other parties. Subject to certain provisions of the Representations Agreement, the pooling and servicing agreement, the First NLC Agreements or the Fremont Agreements, as applicable, within 60 days of the earlier to occur of First NLC's, GSMC's or Fremont's, as applicable, discovery of or its receipt of notice of any such breach with respect to a mortgage loan for which it is making representations and warranties GSMC, First NLC or Fremont, as applicable, will be required to:

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      o     promptly cure such breach in all material respects,

      o with respect to the Conduit mortgage loans, the First NLC mortgage loans, the Fremont mortgage loans, the Meritage mortgage loans and the Acoustic mortgage loans and only within 120 days of the applicable Original Sale Date for each of the First NLC mortgage loans and the Fremont mortgage loans and within two years of the closing date for each of the Conduit mortgage loans, the Meritage mortgage loans and the Acoustic mortgage loans, remove each mortgage loan which has given rise to the requirement for action by GSMC (for each of the Conduit mortgage loans, the Meritage mortgage loans and the Acoustic mortgage loans), First NLC and Fremont, as applicable, substitute one or more Substitute Mortgage Loans and, if the outstanding principal balance of such Substitute Mortgage Loans as of the date of such substitution is less than the outstanding principal balance, plus accrued and unpaid interest, of the replaced mortgage loans as of the date of substitution, deliver to the depositor the amount of such shortfall (the "Substitution Adjustment Amount"), or

      o repurchase such mortgage loan at a repurchase price equal to the outstanding principal balance of such mortgage loan as of the date of repurchase, plus all related accrued and unpaid interest at the applicable interest rate, plus the amount of any outstanding advances owed to and reasonably incurred by any servicer, plus all costs and expenses reasonably incurred by the servicer or the trustee in connection with the mortgage loan or such repurchase and any costs and damages incurred by the trust in connection with any violation by the related mortgage loan of any predatory or abusive lending law.

      Each of the applicable mortgage loan purchase and warranties agreements and its related trade confirmation letter requires the applicable original loan seller to repurchase any mortgage loan where the mortgagor fails to make its first payment, or first and second payment in the case of the Conduit mortgage loans and the Acoustic mortgage loans, after the applicable Original Sale Date. It is possible that a mortgagor with respect to a mortgage loan transferred to the trust might have failed to make his or her first payment (or their first or second payment, in the case of a Conduit mortgage loan or an Acoustic mortgage loan) after the applicable Original Sale Date. In that circumstance, the trust, at its option, may direct First NLC with respect to the First NLC mortgage loans, Fremont with respect to the Fremont mortgage loans and GSMC with respect to all other mortgage loans to repurchase such mortgage loans from the trust. The repurchase price payable to the trust will generally be the same as the repurchase price described above for breaches of representations and warranties.

      Notwithstanding the foregoing, pursuant to the terms of the Representations Agreement, the pooling and servicing agreement, the First NLC Agreements or the Fremont Agreements, as applicable, in the event of discovery by any party to the pooling and servicing agreement (a) that a mortgage loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code resulting from a breach of any representation or warranty contained in the Representations Agreement, the pooling and servicing agreement, the First NLC Agreements or the Fremont Agreements, as applicable, or (b) discovery of a breach of the representations and warranties listed as number
(11), (12), (13), (14), (15) or (16) in the third preceding full paragraph, First NLC, GSMC, or Fremont, as applicable, will be required to repurchase the related mortgage loan at the applicable repurchase price within 60 days of such discovery or receipt of notice. The repurchase price with respect to such mortgage loan will be required to be deposited into the distribution account on the next succeeding Servicer Remittance Date after deducting any amounts received in respect of such repurchased mortgage loan or mortgage loans and being held in the distribution account for future distribution to the extent such amounts have not yet been applied to principal or interest on such mortgage loan.

      In addition, First NLC and Fremont are obligated to indemnify the depositor, the servicer, the master servicer, the securities administrator and the trustee for any third-party claims arising out of a breach of representations or warranties they have made regarding their respective mortgage loans. The obligations of First NLC and Fremont to cure such breach, purchase or substitute any applicable mortgage loan and to indemnify for such breach constitute the sole remedies respecting a material breach of any such

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representation or warranty to the holders of the certificates, the depositor, the master servicer, the securities administrator, the servicer and the trustee.

      The obligations of GSMC to cure such breach or to substitute or repurchase the applicable mortgage loan will constitute the sole remedies respecting a material breach of any such representation or warranty to the holders of the certificates, the depositor, the master servicer, the servicer, a custodian and the trustee.

Payments on the Mortgage Loans

      The pooling and servicing agreement provides that the servicer is required to establish and maintain a separate collection account. The pooling and servicing agreement permits the servicer to direct any depository institution maintaining the collection account to invest the funds in the collection account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the Servicer Remittance Date, as described below.

      The servicer is obligated to deposit or cause to be deposited in the collection account within two business days after receipt, amounts representing the following payments and other collections received by it on or with respect to the mortgage loans after the cut-off date, other than in respect of monthly payments on the mortgage loans due and accrued on each mortgage loan up to and including any due date occurring prior to the cut-off date:

      o all payments on account of principal, including prepayments of principal on the mortgage loans;

      o     all payments on account of interest on the mortgage loans;

      o     all Liquidation Proceeds;

      o all Insurance Proceeds and Condemnation Proceeds to the extent such Insurance Proceeds or Condemnation Proceeds are not to be applied to the restoration of the related mortgaged property or released to the related borrower in accordance with the express requirements of law or in accordance with prudent and customary servicing practices;

      o     all Substitution Adjustment Amounts for Substitute Mortgage Loans;

      o all other amounts required to be deposited in the collection account pursuant to the pooling and servicing agreement; and

      o any amounts required to be deposited in connection with net losses realized on investments of funds in the collection account.

      The master servicer will be obligated to set up a distribution account in the name of the securities administrator as paying agent for the benefit of the certificateholders. The master servicer will be required to deposit or cause to be deposited the funds required to be remitted by the servicer on the Servicer Remittance Date.

      The funds required to be remitted by the servicer on each Servicer Remittance Date will be equal to the sum, without duplication, of:

      o all collections of scheduled principal and interest on the mortgage loans received by the servicer on or prior to the related Determination Date;

      o all principal prepayments, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds, if any, collected by the servicer during the related Prepayment Period;

      o all P&I Advances made by the servicer with respect to payments due to be received on the mortgage loans on the related due date;

      o amounts of Compensating Interest required to be deposited in connection with principal prepayments that are received during the prior calendar month, as described under "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement; and

      o any other amounts required to be placed in the collection account by the servicer pursuant to the pooling and servicing agreement;

      but excluding the following:

            (a) for any mortgage loan with respect to which the servicer has previously made an unreimbursed P&I Advance, amounts received on such mortgage loan which represent late payments of principal and interest, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds, to the extent of such unreimbursed P&I Advance;

            (b) amounts received on a particular mortgage loan with respect to which the servicer has previously made an unreimbursed servicing advance, to the extent of such unreimbursed servicing advance;

            (c) for such Servicer Remittance Date, the aggregate servicing fee;

            (d) all net income from eligible investments that are held in the collection account for the account of the servicer;

            (e) all amounts actually recovered by the servicer in respect of late fees, assumption fees and similar fees;

            (f) for all mortgage loans for which P&I Advances or servicing advances are determined to be non-recoverable, all amounts equal to unreimbursed P&I Advances and servicing advances for such mortgage loans;

            (g) certain other amounts which are reimbursable to the servicer, as provided in the pooling and servicing agreement;

            (h) all funds inadvertently placed in the collection account by the servicer; and

            (i) all collections of principal and interest not required to be remitted on each Servicer Remittance Date.

      The amounts described in clauses (a) through (i) above may be withdrawn by the servicer from the collection account on or prior to each Servicer Remittance Date.

Distributions

      Distributions on the certificates will be required to be made by the securities administrator on the 25th day of each month, or, if that day is not a business day, on the first business day thereafter, commencing in January 2006 (each, a "Distribution Date"), to the persons in whose names the certificates are registered on the related Record Date.

      Distributions on each Distribution Date will be made by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities as directed by that certificateholder in its written wire instructions provided to the securities administrator or if no wire instructions are provided then by check mailed to the address of the person entitled to the distribution as it appears on the applicable certificate register. However, the final distribution in retirement of the certificates will be made only upon presentment and surrender of those certificates at the office of the securities administrator designated from time to time for those purposes. Initially, the securities administrator designates its agent's offices located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479 for those purposes.

Priority of Distributions Among Certificates

      As more fully described in this prospectus supplement, distributions on the certificates will be made on each Distribution Date from Available Funds and will be made to the classes of certificates in the following order of priority:

            (i) to the Supplemental Interest Trust and to interest on each class of LIBOR Certificates, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

            (ii) to principal on the classes of LIBOR Certificates and Residual Certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

            (iii) to unpaid interest on the classes of LIBOR Certificates in the order and subject to the priorities described below under "--Distributions of Interest and Principal";

            (iv) to deposit into the Excess Reserve Fund Account to cover any Basis Risk Carry Forward Amount;

            (v) to the Supplemental Interest Trust, the amount of any Defaulted Swap Termination Payment owed to the Swap Provider;

            (vi) certain amounts of interest and principal to the Class X certificates; and

            (vii) any remaining amount to certain classes of the Residual Certificates;

in each case, subject to certain limitations set forth below under "--Distributions of Interest and Principal."

Distributions of Interest and Principal

      For any Distribution Date, the "Pass-Through Rate" for each class of LIBOR Certificates will be a per annum rate as set forth below:

            (a) for the Class A-1 certificates, equal to the least of (1) One-Month LIBOR plus the related fixed margin for that class and that Distribution Date, (2) a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average of the interest rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate), then in effect on the beginning of the related Due Period and
      (B) Net Swap Receipts, if any, less Net Swap Payments, if any, for that Distribution Date, divided by the Stated Principal Balance of the mortgage loans at the beginning of the related Due Period, multiplied by 12 (referred to as the "Loan Group I Cap") and (3) the WAC Cap;

            (b) for each of the Class A-2A, Class A-2B and Class A-2C certificates, equal to the least of (1) One-Month LIBOR plus the related fixed margin for that class and that Distribution Date, (2) a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average of the interest rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and (B) Net Swap Receipts, if any, less Net Swap Payments, if any, for that Distribution Date, divided by the Stated Principal Balance of the mortgage loans at the beginning of the related Due Period, multiplied by 12 (referred to as the "Loan Group II Cap") and (3) the WAC Cap; and

            (c) for each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates equal to the lesser of (1) One-Month LIBOR plus the related fixed margin for that class and that Distribution Date, and (2) the WAC Cap.

      The "WAC Cap" for any Distribution Date will be a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average of the interest rates on the mortgage loans (in each case, less the Expense Fee Rate) in effect at the beginning of the related Due Period on the mortgage loans, and
(B) Net Swap Receipts, if any, less Net Swap Payments, if any, for that Distribution Date, divided by the Stated Principal Balance of the mortgage loans at the beginning of the related Due Period, multiplied by 12.

      The fixed margin for each class of LIBOR Certificates is as follows: Class A-1, [___]%; Class A-2A, [___]%; Class A-2B, [___]%; Class A-2C, [___]%; Class
M-1, [___]%; Class M-2, [___]%; Class M-3, [___]%; Class M-4, [___]%; Class M-5,
[___]%; Class M-6, [___]%; Class M-7, [___]%; Class M-8, [___]%; Class B-1,
[___]%; and Class B-2, [___]%. On the Distribution Date immediately following the initial Distribution Date on which the majority Class C certificateholders have the option to direct Ocwen to purchase all of the mortgage loans as described under "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement and each Distribution Date thereafter, the fixed margin for each class of LIBOR Certificates will increase to the following: Class A-1, [___]%; Class A-2A, [___]%; Class A-2B, [___]%; Class A-2C, [___]%; Class M-1, [___]%; Class M-2, [___]%; Class M-3, [___]%;
Class M-4, [___]%; Class M-5, [___]%; Class M-6, [___]%; Class M-7, [___]%;
Class M-8, [___]%; Class B-1, [___]%; and Class B-2, [___}%.

      On each Distribution Date, distributions in reduction of the Class Certificate Balance of the certificates entitled to receive distributions of principal will be made in an amount equal to the Principal Distribution Amount. The "Principal Distribution Amount" for each Distribution Date will equal the sum of (i) the Basic Principal Distribution Amount for that Distribution Date and (ii) the Extra Principal Distribution Amount for that Distribution Date.

      Distributions will be determined in part based on the performance of individual loan groups and for such purpose any Net Swap Payments or Net Swap Receipts will be allocated between loan groups based on the respective aggregate principal balances of the mortgage loans in each loan group.

      On each Distribution Date, the securities administrator will be required to make the disbursements and transfers from the Available Funds then on deposit in the distribution account specified below in the following order of priority:

      (i) to the holders of each class of LIBOR Certificates and to the Supplemental Interest Trust in the following order of priority:

            (a) to the Supplemental Interest Trust, the sum of (x) all Net Swap Payments and (y) any Swap Termination Payment owed to the Swap Provider other than a Defaulted Swap Termination Payment owed to the Swap Provider, if any;

            (b) concurrently, (1) from Interest Remittance Amount related to the group I mortgage loans to the Class A-1 certificates, the related Accrued Certificate Interest and Unpaid Interest Amount for the Class A-1 certificates; and (2) from Interest Remittance Amount related to the group II mortgage loans, pro rata (based on the accrued and unpaid interest distributable to the Class A-2A, Class A-2B and Class A-2C certificates) to the Class A-2A, Class A-2B and Class A-2C certificates, the related Accrued Certificate Interest and Unpaid Interest Amounts for the Class A-2A, Class A-2B and Class A-2C ; provided, that if the Interest Remittance Amount for either group of mortgage loans is insufficient to make the related payments set forth clause (1) or (2) above, any Interest Remittance Amount relating to the other group of mortgage loans remaining after payment of the related Accrued Certificate Interest and Unpaid Interest Amounts will be available to cover that shortfall;

            (c) from any remaining Interest Remittance Amounts, to the Class M-1 certificates, the Accrued Certificate Interest for that class;

            (d) from any remaining Interest Remittance Amounts, to the Class M-2 certificates, the Accrued Certificate Interest for that class;

            (e) from any remaining Interest Remittance Amounts, to the Class M-3 certificates, the Accrued Certificate Interest for that class;

            (f) from any remaining Interest Remittance Amounts, to the Class M-4 certificates, the Accrued Certificate Interest for that class;

            (g) from any remaining Interest Remittance Amounts, to the Class M-5 certificates, the Accrued Certificate Interest for that class;

            (h) from any remaining Interest Remittance Amounts, to the Class M-6 certificates, the Accrued Certificate Interest for that class;

            (i) from any remaining Interest Remittance Amounts, to the Class M-7 certificates, the Accrued Certificate Interest for that class;

            (j) from any remaining Interest Remittance Amounts, to the Class M-8 certificates, the Accrued Certificate Interest for that class;

            (k) from any remaining Interest Remittance Amounts, to the Class B-1 certificates, the Accrued Certificate Interest for that class; and

            (l) from any remaining Interest Remittance Amounts, to the Class B-2 certificates, the Accrued Certificate Interest for that class;

      (ii) (A) on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the holders of the class or classes of LIBOR Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

            (a) sequentially:

                  (x) concurrently, to the Class R-1, Class R-2 and Class R-3 certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero, and

                  (y) to the Class A certificates, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below until their respective Class Certificate Balances are reduced to zero; and

          (b) sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

            (B) on each Distribution Date (a) on or after the Stepdown Date and
(b) so long as a Trigger Event is not in effect, to the holders of the class or classes of LIBOR Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

            (a) to the Class A certificates, the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Distribution Amount, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below, until their respective Class Certificate Balances are reduced to zero;

            (b) to the Class M-1 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, and

      (y) the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (c) to the Class M-2 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above and to the Class M-1 certificates in clause (ii)(B)(b) above, and (y) the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (d) to the Class M-3 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above and to the Class M-2 certificates in clause (ii)(B)(c) above, and (y) the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (e) to the Class M-4 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above and to the Class M-3 certificates in clause
      (ii)(B)(d) above, and (y) the Class M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (f) to the Class M-5 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause
      (ii)(B)(d) above and to the Class M-4 certificates in clause (ii)(B)(e) above, and (y) the Class M-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (g) to the Class M-6 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause
      (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above and to the Class M-5 certificates in clause (ii)(B)(f) above, and (y) the Class M-6 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (h) to the Class M-7 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause
      (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above and to the Class M-6 certificates in clause (ii)(B)(g) above, and (y) the Class M-7 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (i) to the Class M-8 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause
      (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above and to the Class M-7 certificates in clause (ii)(B)(h) above, and (y) the Class M-8 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (j) to the Class B-1 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause
      (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above, to the Class M-7 certificates in clause (ii)(B)(h) above and to the Class

      Class M-8 certificates in clause (ii)(B)(i) above, and (y) the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

            (k) to the Class B-2 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause
      (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above, to the Class M-7 certificates in clause (ii)(B)(h) above, to the Class M-8 certificates in clause (ii)(B)(i) above and to the Class B-1 certificates in clause
      (ii)(B)(j) above, and (y) the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (iii) any amount remaining after the distributions in clauses (i) and (ii) above is required to be distributed in the following order of priority:

            (a) to the holders of the Class M-1 certificates, any Unpaid Interest Amount for that class;

            (b) to the holders of the Class M-2 certificates, any Unpaid Interest Amount for that class;

            (c) to the holders of the Class M-3 certificates, any Unpaid Interest Amount for that class;

            (d) to the holders of the Class M-4 certificates, any Unpaid Interest Amount for that class;

            (e) to the holders of the Class M-5 certificates, any Unpaid Interest Amount for that class;

            (f) to the holders of the Class M-6 certificates, any Unpaid Interest Amount for that class;

            (g) to the holders of the Class M-7 certificates, any Unpaid Interest Amount for that class;

            (h) to the holders of the Class M-8 certificates, any Unpaid Interest Amount for that class;

            (i) to the holders of the Class B-1 certificates, any Unpaid Interest Amount for that class;

            (j) to the holders of the Class B-2 certificates, any Unpaid Interest Amount for that class;

            (k) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment (without regard to Net Swap Receipts) for that Distribution Date;

            (l) from funds on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates, with the allocation to the Class A certificates being pro rata based on their respective Basis Risk Carry Forward Amounts;

            (m) to the Supplemental Interest Trust, the amount of any Defaulted Swap Termination Payment owed to the Swap Provider;

            (n) to the Class X certificates, those amounts of interest and principal set forth in the pooling and servicing agreement; and

            (o) to the holders of the Residual Certificates, any remaining amount as set forth in the pooling and servicing agreement.

      Notwithstanding the foregoing, if the Stepdown Date is the date on which the Class Certificate Balance of the Class A certificates is reduced to zero, any Principal Distribution Amount remaining after principal distributions to the Class A certificates pursuant to clause (ii)(A) above will be included as part of the distributions pursuant to clause (ii)(B) above.

      On each Distribution Date, the securities administrator will be required to distribute to the holders of the Class P certificates all amounts representing Prepayment Premiums in respect of the mortgage loans received during the related Prepayment Period, as set forth in the pooling and servicing agreement.

      The Class C certificates will not have a principal balance and will not be entitled to distributions in respect of principal or interest. The Class C certificates will be entitled to direct the servicer to exercise the optional clean-up call, as described under "The Pooling and Servicing Agreement - Termination; Optional Clean-up Call" in this prospectus supplement.

      If on any Distribution Date, after giving effect to all distributions of principal as described above and allocations of payments from the Supplemental Interest Trust to pay principal as described under "--Supplemental Interest Trust" below, the aggregate Class Certificate Balance of the LIBOR Certificates exceeds the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, the Class Certificate Balance of the applicable Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that Class Certificate Balance is reduced to zero. That reduction of a Class Certificate Balance is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, their Class Certificate Balance will be reduced by the amount so allocated, and no funds will be distributable with respect to the written down amounts or with respect to interest or Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the Class Certificate Balance of any class of certificates, amounts are received with respect to any mortgage loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the Class Certificate Balance of each class of certificates that was previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Applied Realized Loss Amount allocated to the applicable class of certificates). Any Subsequent Recovery that is received during a Prepayment Period will be treated as Liquidation Proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

      On any Distribution Date, any shortfalls resulting from the application of the Servicemembers Civil Relief Act or other similar state statute and any prepayment interest shortfalls not covered by Compensating Interest (as further described in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement) will be allocated as a reduction to the Accrued Certificate Interest for the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that Distribution Date. The holders of those certificates will not be entitled to reimbursement for the allocation of any of those shortfalls described in the preceding sentence.

Allocation of Principal Payments to Class A Certificates

      All principal distributions to the holders of the Class A certificates on any Distribution Date will be allocated among the Class A-1 Certificate Group (i.e., the Class A-1 certificates) and the Class A-2 Certificate Group (i.e., the Class A-2A, Class A-2B and Class A-2C certificates) based on the Class A Principal Allocation Percentage for the Class A-1 Certificate Group and Class A-2 Certificate Group, as applicable. However, if the Class Certificate Balances of the Class A certificates in any Class A Certificate Group is reduced to zero, then the remaining amount of principal distributions distributable to the Class A certificates in that Class A Certificate Group on that Distribution Date, and the amount of principal distributions distributable on all subsequent Distribution Dates, will be distributed to the other Class A Certificate Group remaining outstanding, until the Class Certificate Balances of the Class A certificates in that Class A Certificate Group have been reduced to zero. Payments of principal to the Class A-1 Certificate Group will be made first from payments relating to the group I mortgage loans, and payments of principal to the Class A-2 Certificate Group will be made first from payments relating to the group II mortgage loans.

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      Principal distributions allocated to the Class A-1 Certificate Group are required to be distributed to the Class A-1 certificates, until their Class Certificate Balance has been reduced to zero.

      Principal distributions allocated to the Class A-2 Certificate Group are required to be distributed sequentially to the Class A-2A certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2B certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2C certificates, until their Class Certificate Balance has been reduced to zero.

      Notwithstanding the foregoing, from and after the Distribution Date on which the Class Certificate Balances of the Subordinated Certificates and the principal balance of the Class X certificates have been reduced to zero, any principal distributions allocated to the Class A certificates are required to be allocated pro rata to the Class A certificates based on their respective Class Certificate Balances.

Supplemental Interest Trust

      On any Distribution Date, Swap Termination Payments, Net Swap Payments owed to the Swap Provider and Net Swap Receipts for that Distribution Date will be deposited into a trust account (the "Supplemental Interest Trust") established by the trustee as part of the trust fund. Funds in the Supplemental Interest Trust will be distributed in the following order of priority:

                  (A) to the Swap Provider, the sum of (x) all Net Swap Payments
            and (y) any Swap Termination Payment, other than a Defaulted Swap Termination Payment, to the Swap Provider, if any, owed for that Distribution Date;

                  (B) to the certificateholders, to pay Accrued Certificate
            Interest and, if applicable, any Unpaid Interest Amounts as described in clause (i) in the sixth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from other Available Funds;

                  (C) to the certificateholders, to pay principal as described in clause (ii)(A) and clause (ii)(B) in the sixth full paragraph of "--Distributions of Interest and Principal" above, but only to the extent necessary to maintain the Overcollateralized Amount at the Specified Overcollateralized Amount, after giving effect to payments and distributions from other Available Funds;

                  (D) to the certificateholders, to pay Unpaid Interest Amounts and Basis Risk Carry Forward Amounts as described in clause (iii) in the sixth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from other Available Funds (including funds on deposit in the Excess Reserve Fund Account);

                  (E) to the Swap Provider, any Defaulted Swap Termination
            Payment owed to the Swap Provider for that Distribution Date; and

                  (F) to the holders of the Class X certificates, any remaining amounts.

      The Supplemental Interest Trust will not be an asset of any REMIC.

Calculation of One-Month LIBOR

      On each LIBOR Determination Date, the securities administrator will be required to determine One-Month LIBOR for the next Interest Accrual Period for the LIBOR Certificates.

Excess Reserve Fund Account

      The "Basis Risk Payment" for any Distribution Date will be the aggregate of the Basis Risk Carry Forward Amounts for that date. However, with respect to any Distribution Date, the payment cannot

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exceed the amount of Available Funds otherwise distributable on the Class X certificates or payable from the Supplemental Interest Trust.

      If, on any Distribution Date, the Pass-Through Rate for any class of LIBOR Certificates is based upon the Loan Group I Cap, the Loan Group II Cap or the WAC Cap, as applicable, the sum of (x) the excess of (i) the amount of interest that class of certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the Loan Group I Cap, the Loan Group II Cap or the WAC Cap, over (ii) the amount of interest that class of certificates received on that Distribution Date based on its capped Pass-Through Rate and (y) the unpaid portion of any such excess described in clause (x) from prior Distribution Dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to those caps) is the "Basis Risk Carry Forward Amount" for those classes of certificates.

      Any Basis Risk Carry Forward Amount on any class of certificates will be paid on that Distribution Date or future Distribution Dates from and to the extent of funds available for distribution to that class of certificates in the Excess Reserve Fund Account and the Supplemental Interest Trust with respect to such Distribution Date (each as and to the extent described in this prospectus supplement). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

      In the event the Class Certificate Balance of any class of LIBOR Certificates is reduced because of Applied Realized Loss Amounts (and is not subsequently increased as a result of any Subsequent Recoveries), the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution except to the extent that the Class Certificate Balance is increased as a result of any Subsequent Recovery. The ratings on the LIBOR Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

      Pursuant to the pooling and servicing agreement, an account (the "Excess Reserve Fund Account") will be established by the securities administrator as part of the trust fund. The Excess Reserve Fund Account will not be an asset of any REMIC. Holders of each of the LIBOR Certificates will be entitled to receive payments from the Excess Reserve Fund Account pursuant to the pooling and servicing agreement in an amount equal to any Basis Risk Carry Forward Amount for that class of certificates. The Excess Reserve Fund Account is required to be funded from amounts that would otherwise be paid to the Class X certificates. Any distribution by the securities administrator from amounts in the Excess Reserve Fund Account is required to be made on the applicable Distribution Date. Any Basis Risk Carry Forward Amounts remaining after amounts in the Excess Reserve Fund Account are used are payable from the Supplemental Interest Trust in the priority specified in "--Supplemental Interest Trust" above.

Interest Rate Swap Agreement

      On the closing date, the trust will enter into an interest rate swap agreement with [Goldman Sachs Mitsui Marine Derivative Products, L.P.], as swap provider (the "Swap Provider"), that has a credit rating of AA+ from S&P and a counterparty rating of Aaa from Moody's (or has a guarantor that has such ratings). Under the interest rate swap agreement, with respect to the first 60 Distribution Dates, the trust will pay to the Swap Provider fixed payments at a rate of [4.9465]% per annum, and the Swap Provider will pay to the trust, floating payments at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), in each case calculated on a notional amount equal to the lesser of a scheduled notional amount set forth on Annex II to this prospectus supplement and the outstanding principal balance of the LIBOR Certificates. To the extent that a fixed payment exceeds the floating payment payable with respect to any of the first 60 Distribution Dates, amounts otherwise available to certificateholders will be applied on such Distribution Date to make a net payment to the Swap Provider (each, a "Net Swap Payment"), and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 60 Distribution Dates, the Swap Provider will owe a net payment to the trust on the business day preceding such Distribution Date (each, a "Net Swap Receipt").

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      All payments due to the Swap Provider under the interest rate swap agreement shall be paid from Available Funds on each applicable Distribution Date in accordance with the priority of payments described under "--Distributions of Interest and Principal" above. Any Swap Termination Payment (as defined below) other than a Defaulted Swap Termination Payment (as defined below) due to the Swap Provider shall be paid on a senior basis on each applicable Distribution Date in accordance with the priority of payments and any Defaulted Swap Termination Payment owed by the trust to the Swap Provider shall be paid by the trust on a subordinated basis. However, to the extent any payments are received by the trust as a result of entering into replacement transaction(s) following a Downgrade Terminating Event (as defined below), the Swap Provider that is being replaced shall have first priority to those payments over certificateholders, the servicer and the trustee, and the trust shall pay to the Swap Provider the lesser of (x) the amount so received and (y) any Swap Termination Payment owed to the Swap Provider (to the extent not already paid by the trust) that is being replaced immediately upon receipt. See "--Distributions of Interest and Principal" above.

      A "Swap Termination Payment" is a termination payment required to be made by either the trust or the Swap Provider pursuant to the interest rate swap agreement as a result of termination of the interest rate swap agreement.

      In the event that the Trust receives a Swap Termination Payment, and a successor Swap Provider cannot be obtained, then such Swap Termination Payment will be deposited into a reserve account and Wells Fargo Bank, N.A., as swap administrator (the "Swap Administrator"), on each subsequent Distribution Date (so long as funds are available in such reserve account), will withdraw the amount of any Net Swap Payment due to the Trust (calculated in accordance with the terms of the original interest rate swap agreement) and administer such Net Swap Payment in accordance with the terms of the Pooling and Servicing Agreement. There can be no assurance that the amount of the Swap Termination Payment deposited into the reserve account will be sufficient to enable the Swap Administrator to pay each Net Swap Payment that would have otherwise been payable by the Swap Provider on each subsequent Distribution Date.

      The interest rate swap agreement can be terminated upon an event of default under that agreement or an early termination event under that agreement. Events of Default under the interest rate swap agreement include, among other things, the following:

      o     failure to pay,

      o     bankruptcy and insolvency events, and

      o a merger by the Swap Provider without an assumption of its obligations under the interest rate swap agreement.

      Early termination events under the interest rate swap agreement include, among other things:

      o illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable) to perform its obligations under the interest rate swap agreement or guaranty, as applicable),

      o a tax event (which generally relates to either party to the interest rate swap agreement receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax),

      o a tax event upon merger (which generally relates to either party receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax, in each case, resulting from a merger), and

      o     upon the exercise of the Optional Clean-up Call.

      "Defaulted Swap Termination Payment" means any termination payment required to be made by the trust to the Swap Provider pursuant to the interest rate swap agreement as a result of an event of default under the interest rate swap agreement with respect to which the Swap Provider is the defaulting party or a termination event under that agreement (other than illegality, a tax event or a tax event upon merger of the Swap Provider) with respect to which the Swap Provider is the sole affected party or with respect to a termination resulting from a Substitution Event (as described below).

      In addition to the termination events specified above, it shall be an additional termination event under the interest rate swap agreement (such event, a "Downgrade Terminating Event") if (x) either of the rating agencies downgrades the Swap Provider (or its guarantor) below the Required Swap Counterparty

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Rating (but the Swap Provider (or its guarantor) has a rating of at least "BBB-"
or "A-3," if applicable, by S&P or either of the rating agencies withdraws its rating of the Swap Provider and (y) at least one of the following events has not occurred (except to the extent otherwise approved by the rating agencies):

            (i) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider shall transfer the interest rate swap agreement, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition;

            (ii) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider shall collateralize its exposure to the trust pursuant to an ISDA Credit Support Annex, subject to the satisfaction of the Rating Agency Condition; provided that such ISDA Credit Support Annex shall be made a credit support document for the Swap Provider pursuant to an amendment to the interest rate swap agreement;

            (iii) within the time period specified in the interest rate swap agreement with respect to such downgrade, the obligations of such Swap Provider under the interest rate swap agreement shall be guaranteed by a person or entity that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition; or

            (iv) within the time period specified in the interest rate swap agreement with respect to such downgrade, such Swap Provider shall take such other steps, if any, to enable the trust to satisfy the Rating Agency Condition.

      It shall also be an additional termination event under the interest rate swap agreement if the Swap Provider (or its guarantor) has a rating of less than "BBB-" or "A-3," if applicable, by S&P and within the time period specified in the interest rate swap agreement, such Swap Provider, while collateralizing its exposure to the trust, fails to transfer the interest rate swap agreement at its sole cost and expense, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to satisfaction of the Rating Agency Condition (a "Substitution Event").

      The Swap Provider is an affiliate of the depositor and Goldman, Sachs & Co., the underwriter, which arrangement may create certain conflicts of interest.

      If the trust is unable to or, if applicable, chooses not to obtain a substitute interest rate swap agreement in the event that the interest rate swap agreement is terminated, interest distributable on the certificates will be paid from amounts received on the mortgage loans without the benefit of an interest rate swap agreement or a substitute interest rate swap agreement.

      On or after the closing date and so long as the Rating Agency Condition has been satisfied, (i) the trust may, with the consent of the Swap Provider, assign or transfer all or a portion of the interest rate swap agreement, (ii) the Swap Provider may, subject to the terms of the interest rate swap agreement, assign its obligations under the interest rate swap agreement to any institution, (iii) the interest rate swap agreement may be amended and/or (iv) the interest rate swap agreement may be terminated or replaced.

      The interest rate swap agreement is scheduled to terminate by its terms following the Distribution Date in December 2010 and upon termination of the interest rate swap agreement no further amounts will be paid to the Swap Provider by the trust and no further amounts will be paid to the trust by the Swap Provider.

Overcollateralization Provisions

      The Total Monthly Excess Spread, if any, on any Distribution Date may be applied as an accelerated payment of principal of the LIBOR Certificates, to the limited extent described below. Any such application of Total Monthly Excess Spread to the payment of Extra Principal Distribution Amount to the class or classes of certificates then entitled to distributions of principal would have the effect of accelerating the amortization of those certificates relative to the amortization of the related mortgage loans. The portion, if any, of the Available Funds not required to be distributed to holders of the LIBOR Certificates or paid to the Supplemental Interest Trust as described above on any Distribution Date will be paid to the holders of the Class X certificates and will not be available on any future Distribution Date to cover Extra Principal Distribution Amounts, Unpaid Interest Amounts or Basis Risk Carry Forward Amounts.

      With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the mortgage loans for that Distribution Date over (b) the aggregate Class Certificate Balance of the LIBOR Certificates and the Residual Certificates as of that date (after taking into account the distribution of the Principal Remittance Amount on those certificates on that Distribution Date) is the "Overcollateralized Amount" as of that Distribution Date. The pooling and servicing agreement will require that the Total Monthly Excess Spread be applied as an accelerated payment of principal on the certificates then entitled to receive distributions of principal to the extent that the Specified Overcollateralized Amount exceeds the Overcollateralized Amount as of that Distribution Date (the excess is referred to as an "Overcollateralization Deficiency"). Any amount of Total Monthly Excess Spread actually applied as an accelerated payment of principal is an "Extra Principal Distribution Amount." The required level of the Overcollateralized Amount with respect to a Distribution Date is the "Specified Overcollateralized Amount" and is set forth in the definition of Specified Overcollateralized Amount in the "Glossary of Terms" in this prospectus supplement. As described above, the Specified Overcollateralized Amount may, over time, decrease, subject to certain floors and triggers. If a Trigger Event occurs, the Specified Overcollateralized Amount may not "step down." Total Monthly Excess Spread will then be applied to the payment in reduction of principal of the class or classes of certificates then entitled to distributions of principal during the period that a Trigger Event is in effect, to the extent necessary to maintain the Overcollateralized Amount at the Specified Overcollateralized Amount.

      In the event that a Specified Overcollateralized Amount is permitted to decrease or "step down" on a Distribution Date in the future, or in the event that an Excess Overcollateralized Amount otherwise exists, the pooling and servicing agreement provides that some or all of the principal which would otherwise be distributed to the holders of the LIBOR Certificates on that Distribution Date will be distributed to the holders of the Class X certificates on that Distribution Date (to the extent not required to pay Unpaid Interest Amounts or Basis Risk Carry Forward Amounts to the LIBOR Certificates) until the Excess Overcollateralized Amount is reduced to zero. This has the effect of decelerating the amortization of the LIBOR Certificates relative to the amortization of the mortgage loans, and of reducing the related Overcollateralized Amount. With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralized Amount on that Distribution Date over (b) the Specified Overcollateralized Amount is the "Excess Overcollateralized Amount" with respect to that Distribution Date. If, on any Distribution Date, the Excess Overcollateralized Amount is, or, after taking into account all other distributions to be made on that Distribution Date, would be, greater than zero (i.e., the related Overcollateralized Amount is or would be greater than the related Specified Overcollateralized Amount), then any amounts relating to principal which would otherwise be distributed to the holders of the LIBOR Certificates on that Distribution Date will instead be distributed to the holders of the Class X certificates (to the extent not required to pay Unpaid Interest Amounts or Basis Risk Carry Forward Amounts to the LIBOR Certificates) in an amount equal to the lesser of (x) the Excess Overcollateralized Amount and
(y) the Net Monthly Excess Cash Flow (referred to as the "Overcollateralization Reduction Amount" for that Distribution Date). The "Net Monthly Excess Cash Flow" is the amount of Available Funds remaining on a Distribution Date after the amount necessary to make all payments of interest and principal to the LIBOR Certificates and all amounts required to be paid to the Swap Provider on that Distribution Date (other than Defaulted Swap Termination Payments).

Restrictions on Transfer of the Residual Certificates

      The REMIC provisions of the Code impose certain taxes on (i) transferors of residual interests to, or agents that acquire residual interests on behalf of, disqualified organizations and (ii) certain pass-through entities that have disqualified organizations as beneficial owners. No tax will be imposed on a pass-through entity (other than an "electing large partnership") with regard to the Residual Certificates to the extent it has received an affidavit from each owner of a Residual Certificate indicating that the owner is

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not a disqualified organization or a nominee for a disqualified organization.
The pooling and servicing agreement will provide that no legal or beneficial interest in a Residual Certificate may be transferred to or registered in the name of any person unless (i) the proposed purchaser provides to the transferor and the trustee an affidavit, substantially in the form set forth in the pooling and servicing agreement, to the effect that, among other items, such transferee is not a disqualified organization and is not purchasing such Residual Certificate as an agent (i.e., as a broker, nominee, or other middleman for such purpose) for a disqualified organization and is otherwise making such purchase pursuant to a permitted transfer and (ii) the transferor states in a writing to the trustee that it has no actual knowledge that such affidavit is false. Further the affidavit requires the transferee to affirm that it (i) historically has paid its debts as they have come due and intends to do so in the future,
(ii) understands that it may incur tax liabilities with respect to such Residual Certificate in excess of cash flows generated thereby, (iii) intends to pay taxes associated with holding such Residual Certificate as such taxes become due, (iv) will not cause the income attributable to such Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the transferee or any other U.S. person and (v) will not transfer such Residual Certificate to any person or entity that does not provide a similar affidavit. The transferor must also certify in a writing to the trustee in the form set forth in the pooling and servicing agreement that it had no knowledge or reason to know that the affirmations made by the transferee pursuant to the preceding clauses (i), (iii) and (iv) were false.

      In addition, Treasury regulations require either that (i) the transferor of a Residual Certificate pay the transferee a specified minimum formula amount designed to compensate the transferee for assuming the related tax liability or
(ii) the transfer be to an eligible corporation that agrees to make any further qualifying transfers in order to meet the safe harbor against the possible disregard of such transfer. Because these rules are not mandatory but would provide safe harbor protection, the pooling and servicing agreement will not require that they be met as a condition to transfer of the Residual Certificates. Holders of the Residual Certificates are advised to consult their tax advisors as to whether and how to qualify for protection of the safe harbor for transfers and whether or in what amount any payment should be made upon transfer of the Residual Certificate. See "Federal Income Tax Consequences--Tax Treatment of REMIC Regular Interests and Other Debt Instruments," and "-Tax Treatment of REMIC Residual Interests--Non-Recognition of Certain Transfers for Federal Income Tax Purposes" in the prospectus.

      Finally, the Residual Certificates may not be purchased by or transferred to any person that is not a "U.S. Person" unless (i) such person holds such Residual Certificates in connection with the conduct of trade or business within the United States and furnishes the transferor and the trustee with an effective Internal Revenue Service Form W-8ECI or (ii) the transferee delivers to both the transferor and the trustee an opinion of a nationally recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated under the Code and that such transfer of the Residual Certificates will not be disregarded for federal income tax purposes. The term "U.S. Person" means a citizen or resident of the United States, a corporation or partnership created or organized in or under the laws of the United States, any State or the District of Columbia (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise), including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, a trust in existence on August 20, 1996 which is eligible to elect to be treated as a U.S. Person and so elects).

      The pooling and servicing agreement provides that any attempted or purported transfer of Residual Certificates in violation of those transfer restrictions will be null and void ab initio and will vest no rights in any purported transferee and will not relieve the transferor of any obligations with respect to the Residual Certificates. Any transferor or agent to whom information is provided as to any applicable tax imposed on such transferor or agent may be required to bear the cost of computing or providing such information.

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      The Residual Certificates may not be purchased by or transferred to any person which is a Plan or any plan or arrangement subject to Similar Law. See "ERISA Considerations" in this prospectus supplement and in the prospectus.

      The Residual Certificates will contain a legend describing the foregoing restrictions.

Reports to Certificateholders

      On each Distribution Date the securities administrator will be required to make available to the depositor and each holder of a LIBOR Certificate or a Residual Certificate a distribution report, based solely on information provided to the securities administrator by the master servicer and servicer, containing such information, including, without limitation, the amount of the distribution on such Distribution Date, the amount of such distribution allocable to principal and allocable to interest, the aggregate outstanding principal balance of each class as of such Distribution Date and such other information as required by the pooling and servicing agreement.

      The securities administrator will provide the monthly distribution report via the securities administrator's internet website. The securities administrator's website will initially be located at https://www.ctslink.com and assistance in using the website can be obtained by calling the securities administrator's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The securities administrator will have the right to change the way the monthly statements to certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the securities administrator will be required to provide timely and adequate notification to all above parties regarding any such changes. As a condition to accessing the securities administrator's internet website, the securities administrator may require registration and the acceptance of a disclaimer. The securities administrator will not be liable for the dissemination of information in accordance with the pooling and servicing agreement.

      The securities administrator will also be entitled to rely on but will not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the monthly distribution report and may affix to that report any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party).

Yield on the Residual Certificates

      The after tax rate of return to the holders of the Residual Certificates will reflect their pre-tax rates of return (which may be zero), reduced by the taxes required to be paid with respect to such certificates. If you hold a Residual Certificate, you may have tax liabilities during the early years of the related REMIC's term that substantially exceed any distributions payable on your Residual Certificate during any such period. In addition, the present value of the tax liabilities with respect to your Residual Certificate may substantially exceed the present value of any distributions on your Residual Certificate and of any tax benefits that may arise with respect to it. Accordingly, the after tax rate of return on the Residual Certificates may be negative or may be otherwise significantly adversely affected. The timing and amount of taxable income attributable to the Residual Certificates will depend on, among other things, the timing and amounts of prepayments and losses experienced with respect to the mortgage loans. If you own a Residual Certificate, you should consult your tax advisors regarding the effect of taxes and the receipt of any payments made in connection with the purchase of the Residual Certificate on your after tax rate of return. See "Federal Income Tax Consequences" in this prospectus supplement and in the prospectus.

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                       THE POOLING AND SERVICING AGREEMENT

General

      Ocwen will act as the servicer of the mortgage loans under the pooling and servicing agreement. See "The Servicer" in this prospectus supplement. In servicing the mortgage loans, the servicer will be required to use the same care as it customarily employs in servicing and administering similar mortgage loans for its own account, in accordance with customary and standard mortgage servicing practices of mortgage lenders and loan servicers administering similar mortgage loans.

Servicing and Trustee Fees and Other Compensation and Payment of Expenses

      As compensation for its activities as servicer under the pooling and servicing agreement, the servicer is entitled with respect to each mortgage loan serviced by it to the servicing fee, which will be retained by the servicer or payable monthly from amounts on deposit in the collection account. The servicing fee is required to be an amount equal to interest at one-twelfth of the servicing fee rate for the applicable mortgage loan on the Stated Principal Balance of such mortgage loan. The servicing fee rate with respect to each mortgage loan will be 0.50% per annum. In addition, the servicer is entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related mortgage notes, any late payment charges, modification fees, assumption fees or similar items (other than Prepayment Premiums). The servicer is also entitled to withdraw from the collection account or any related escrow account any net interest or other income earned on deposits in the collection account or escrow account as the case may be. The servicer is required to pay all expenses incurred by it in connection with its servicing activities under the pooling and servicing agreement and is not entitled to reimbursement for such expenses, except as specifically provided in the pooling and servicing agreement.

      As compensation for its activities as trustee under the pooling and servicing agreement, the trustee will be entitled to the trustee fee which will be remitted to the trustee by Wells Fargo from compensation received in its capacity as master servicer.

P&I Advances and Servicing Advances

      The servicer is required to make P&I Advances on each Servicer Remittance Date with respect to each mortgage loan it services, subject to the servicer's determination in its good faith business judgment that such advance would be recoverable. Such P&I Advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions, and are intended to provide sufficient funds for the payment of interest to the holders of the certificates. Notwithstanding the servicer's determination in its good faith business judgment that a P&I Advance was recoverable when made, if a P&I Advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from any amounts in the collection account. The master servicer (including the trustee as successor master servicer and any other successor master servicer, if applicable), acting as backup servicer, will advance its own funds to make P&I Advances if the servicer fails to do so, subject to its own recoverability determination and as required under the pooling and servicing agreement. See "Description of the Certificates--Payments on the Mortgage Loans" in this prospectus supplement.

      The servicer is required to advance amounts with respect to the mortgage loans serviced by it, subject to the servicer's determination that such advance would be recoverable, constituting reasonable "out-of-pocket" costs and expenses relating to:

      o the preservation, restoration, inspection and protection of the mortgaged property,

      o     enforcement or judicial proceedings, including foreclosures, and

      o certain other customary amounts described in the pooling and servicing agreement.

      These servicing advances by the servicer (and the master servicer and any successor master servicer (including the trustee, if applicable) are reimbursable to the servicer subject to certain conditions and restrictions. In the event that, notwithstanding the servicer's good faith determination at the time the servicing advance was made that it would be recoverable, the servicing advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from any amounts in the collection account. In the event that a defaulted mortgage loan is modified in accordance with the pooling and servicing agreement, the servicer may reimburse itself from amounts in the collection account at the time of such modification for any outstanding P&I Advances or servicing advances made by the servicer with respect to the mortgage loans if the servicer determines in accordance with accepted servicing practices that the applicable borrower should not reimburse these amounts.

      The servicer (and the master servicer and any successor master servicer (including the trustee, if applicable) may recover P&I Advances and servicing advances to the extent permitted by the pooling and servicing agreement. This reimbursement may come from late collections on the related mortgage loan, including Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the servicer from the mortgagor or otherwise relating to the mortgage loan. In the event a P&I Advance or a servicing advance becomes a nonrecoverable advance, the servicer (and the master servicer and any successor master servicer (including the trustee, if applicable) may be reimbursed for such advance from any amounts in the collection account.

      In addition, the servicer may withdraw from the collection account funds that were not included in Available Funds for the preceding Distribution Date to reimburse itself for advances previously made. However, any funds so applied will be replaced by the servicer by deposit in the collection account no later than one business day prior to the Distribution Date on which such funds are required to be distributed.

      The servicer (and the master servicer and any successor master servicer (including the trustee), if applicable) will not be required to make any P&I Advance or servicing advance which it determines would be a nonrecoverable P&I Advance or nonrecoverable servicing advance. A P&I Advance or servicing advance is "nonrecoverable" if in the good faith business judgment of the servicer (or the master servicer or any successor master servicer (including the trustee, if applicable) (as stated in an officer's certificate of the servicer delivered to the trustee), such P&I Advance or servicing advance would not ultimately be recoverable from collections on or proceeds of the related mortgage loan.

Prepayment Interest Shortfalls

      In the event of any principal prepayments on any mortgage loans (excluding any payments made upon liquidation of any mortgage loan) during any Prepayment Period, the servicer will be obligated to pay, by no later than the Servicer Remittance Date in the following month, compensating interest, without any right of reimbursement, for those shortfalls in interest collections resulting from such principal prepayments. The amount of compensating interest payable by the servicer will be equal to the difference between the interest paid by the applicable mortgagors for that Prepayment Period in connection with the prepayments and thirty days' interest on the related mortgage loans, but only to the extent of the aggregate servicing fee for the related Distribution Date ("Compensating Interest").

Advance Facility; Pledge of Servicing Rights

      The pooling and servicing agreement provides that the servicer may enter into a facility with any party under which such party may fund the servicer's P&I Advances or Servicing Advances, although no such facility will reduce or otherwise affect the servicer's obligation to fund such P&I Advances or Servicing Advances. Any P&I Advances or Servicing Advances made by an advancing party will be reimbursed to the advancing party in the same manner as reimbursement would be made to the servicer.

      The pooling and servicing agreement also provides that the servicer may pledge its servicing rights under the pooling and servicing agreement to one or more lenders. No such pledge will reduce or otherwise affect the servicer's servicing obligations under the pooling and servicing agreement. Upon a servicer event of default by the servicer under the pooling and servicing agreement, the master servicer

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may remove the servicer as the servicer and the master servicer will, or under certain circumstances, the servicer or its designee may appoint a successor servicer. In any event, the successor servicer must meet the requirements for successor servicers under the pooling and servicing agreement. See "--Removal and Resignation of the Servicer" below. In the event the servicer is removed as the servicer under the pooling and servicing agreement, its servicing rights will be transferred to any successor servicers, and none of the trust, the depositor, the master servicer, the securities administrator or the trustee will have any right or claim to the portion of the servicer's servicing rights pledged, or any unreimbursed P&I Advances or servicing advances that were pledged.

Servicer Reports

      As set forth in the pooling and servicing agreement, on a date preceding the applicable Distribution Date, the servicer is required to deliver to the securities administrator a servicer remittance report setting forth the information necessary for the securities administrator to make the distributions set forth under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and containing the information to be included in the distribution report for that Distribution Date delivered by the securities administrator. In addition, the servicer will be required to deliver to the securities administrator and the depositor certain monthly reports relating to the mortgage loans and the mortgaged properties. The securities administrator will provide these monthly reports to certificateholders, at the expense of the requesting certificateholder, who make written requests to receive such information.

      The servicer is required to deliver to the depositor, the master servicer, the trustee, and the rating agencies, on or prior to March 15th of each year, starting in 2006, an officer's certificate stating that:

      o a review of the activities of the servicer during the preceding calendar year and of performance under the pooling and servicing agreement has been made under such officer's supervision, and

      o to the best of such officer's knowledge, based on such review, the servicer has fulfilled all its obligations under the pooling and servicing agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status of such default including the steps being taken by the servicer to remedy such default.

      On or prior to March 15th of each year, starting in 2006, the servicer, at its expense, is required to cause to be delivered to the depositor, the master servicer, the trustee, and the rating agencies from a firm of independent certified public accountants, who may also render other services to the servicer, a statement to the effect that such firm has examined certain documents and records relating to the servicing of residential mortgage loans during the preceding calendar year, or such longer period from the closing date to the end of the following calendar year, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such servicing has been conducted in compliance with certain minimum residential mortgage loan servicing standards.

Collection and Other Servicing Procedures

      The servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the pooling and servicing agreement, follow such collection procedures as it follows with respect to loans held for its own account which are comparable to the mortgage loans. Consistent with the above, the servicer may (i) waive any late payment charge or, if applicable, any penalty interest or (ii) extend the due dates for the monthly payments for a period of not more than 180 days, subject to the provisions of the pooling and servicing agreement.

      The servicer will be required to act with respect to mortgage loans in default, or as to which default is reasonably foreseeable, in accordance with procedures set forth in the pooling and servicing agreement. These procedures among other things, result in (i) foreclosing on the mortgage loan, (ii) accepting the deed to the related mortgaged property in lieu of foreclosure,
(iii) granting the borrower under the mortgage loan a modification or forbearance, or (iv) accepting payment from the borrower of an amount less than the principal balance of the mortgage loan in final satisfaction of the mortgage loan. These procedures are intended to maximize recoveries on a net present value basis on these mortgage loans.

      The servicer will be required to accurately and fully report its borrower payment histories to all three national credit repositories in a timely manner with respect to each mortgage loan.

      If a mortgaged property has been or is about to be conveyed by the mortgagor, the servicer will be obligated to accelerate the maturity of the mortgage loan, unless the servicer, in its sole business judgment, believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law or that such enforcement is not in the best interest of the trust fund. If it reasonably believes it may be restricted for any reason from enforcing such a "due-on-sale" clause or that such enforcement is not in the best interest of the trust fund, the servicer may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note.

      Any fee collected by the servicer for entering into an assumption or modification agreement will be retained by the servicer as additional servicing compensation. In connection with any such assumption or modification, none of the outstanding principal amount, the interest rate borne by the mortgage note relating to each mortgage loan nor the final maturity date for such mortgage loan may be changed, unless the mortgagor is in default with respect to the mortgage loan or such default is, in the judgment of the servicer, reasonably foreseeable. For a description of circumstances in which the servicer may be unable to enforce "due-on-sale" clauses, see "Legal Aspects of the Mortgage Loans--Due-On-Sale Clauses" in the prospectus.

Hazard Insurance

      The servicer is required to cause to be maintained for each mortgaged property a hazard insurance policy which contains a standard mortgagee's clause with coverage in a minimum amount as set forth in the pooling and servicing agreement. As set forth above, all amounts collected by the servicer under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures, to the extent they constitute net Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds, will ultimately be deposited in the collection account. The ability of the servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy, or upon the extent to which information in this regard is furnished to the servicer by a borrower. The pooling and servicing agreement provides that the servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy issued by an insurer meeting the requirements of the rating agencies, insuring against losses on the mortgage loans. If such blanket policy contains a deductible clause, the servicer is obligated to deposit in the collection account the sums which would have been deposited in the collection account but for such clause.

      In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the terms of the policies are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other weather-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive.

      The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (x) the replacement cost of the improvements less physical depreciation or (y) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

      Since residential properties, generally, have historically appreciated in value over time, if the amount of hazard insurance maintained on the improvements securing the mortgage loans were to decline as the principal balances owing on the improvements decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss.

Realization Upon Defaulted Mortgage Loans

      The servicer will be required to foreclose upon, or otherwise comparably convert to ownership, mortgaged properties securing such of the mortgage loans as come into default when, in the opinion of the servicer, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the servicer will follow such practices as it deems necessary or advisable and as are in keeping with the servicer's general loan servicing activities and the pooling and servicing agreement. However, the servicer will not expend its own funds in connection with foreclosure or other conversion, correction of a default on a senior mortgage or restoration of any property unless the servicer believes such foreclosure, correction or restoration will increase net Liquidation Proceeds and that such expenses will be recoverable by the servicer. The expenditure of such funds will be a servicing advance.

Optional Repurchase of Delinquent Mortgage Loans

      The depositor has the option, but is not obligated, to purchase from the trust any mortgage loan that is 90 days or more delinquent subject to certain terms and conditions set forth in the pooling and servicing agreement. The purchase price will be 100% of the unpaid principal balance of the mortgage loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed servicing advances made by the servicer related to the mortgage loan.

Removal and Resignation of the Servicer

      The master servicer may, and the master servicer is required to at the direction of the majority of voting rights in the certificates, remove the servicer upon the occurrence and continuation beyond the applicable cure period of any event described in clauses (a) through (i) below. Each of the following constitutes a "servicer event of default":

            (a) any failure by the servicer to remit to the master servicer any payment required to be made by the servicer under the terms of the pooling and servicing agreement, which continues unremedied for one business day after the date upon which written notice of such failure, requiring the same to be remedied, is given to the servicer by the depositor, the master servicer, the securities administrator or trustee; or

            (b) any failure on the part of the servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the servicer contained in the pooling and servicing agreement, which continues unremedied for a period of thirty days after the earlier of (i) the date on which written notice of such failure or breach, as applicable, requiring the same to be remedied, is given to the servicer by the depositor, the master servicer, the securities administrator or trustee, or to the servicer, the depositor, the master servicer, the securities administrator and the trustee by any holders of certificates entitled to at least 25% of the voting rights in the certificates, and (ii) actual knowledge of such failure by a servicing officer of the servicer; provided, however, that in the case of a failure or breach that cannot be cured within 30 days after notice or actual knowledge by the servicer, the cure period may be extended for an additional 30 days upon delivery by the servicer to the trustee of a certificate to the effect that the servicer believes in good faith that the failure or breach can be cured within such additional time period and the servicer is diligently pursuing remedial action; or

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

            (c) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, is entered against the servicer and such decree or order remains in force, undischarged or unstayed for a period of sixty days; or

            (d) the servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the servicer or of or relating to all or substantially all of the servicer's property; or

            (e) the servicer admits in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

            (f) the failure by the servicer to make any P&I Advance on any Servicer Remittance Date which continues unremedied for one business day after that Servicer Remittance Date; or

            (g) certain servicing performance criteria as set forth in the pooling and servicing agreement are not satisfied as of any Distribution Date or with respect to the servicer, certain reports are not timely delivered by the servicer to the securities administrator; or

            (h) any breach of a representation and warranty of the servicer, which materially and adversely affects the interests of the certificateholders and which continues unremedied for a period of thirty days after the date upon which written notice of such breach is given to the servicer by the trustee, the securities administrator, the master servicer or the depositor, or to the servicer, the trustee, the securities administrator, the master servicer or the depositor by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

            (i) S&P reduces its servicer rating of the servicer to "below average" or lower, or Moody's reduces its servicer rating of the servicer to "SQ4" or lower.

      Except to permit subservicers as provided under the pooling and servicing agreement to act as subservicers, the servicer may not assign its obligations under the pooling and servicing agreement nor resign from the obligations and duties imposed on it by the pooling and servicing agreement except by mutual consent of the servicer, the master servicer, the depositor, the securities administrator and the trustee or upon the determination that the servicer's duties under the pooling and servicing agreement are no longer permissible under applicable law and such incapacity cannot be cured by the servicer without the incurrence of unreasonable expense. No such resignation will become effective until a successor has assumed the servicer's responsibilities and obligations in accordance with the pooling and servicing agreement.

      Pursuant to the terms of the pooling and servicing agreement, upon removal or resignation of a servicer, subject to the master servicer's right to appoint a successor servicer, the master servicer will be the successor servicer. However, for a period of 30 days following the date on which the servicer receives a notice of removal as the servicer (other than a removal based upon a servicer event of default described in paragraph (a) or (f) above), the servicer will continue to act as such, but the servicer or its designee may appoint a successor servicer that satisfies the eligibility criteria of a successor servicer set forth below, subject to the consent of the depositor and the master servicer, which consent shall not be unreasonably withheld or delayed. The successor servicer appointed by the servicer or its designee must agree to act as successor servicer no later than such 30-day period, fully effect the servicing transfer within 90 days following the notice of removal of the servicer as the servicer, make all P&I Advances that are otherwise required to be made by the servicer as of the date of such appointment, and reimburse any expenses that the master servicer may have incurred in connection with the removal of the servicer and the appointment of a successor servicer to the servicer. This 30-day period will terminate immediately if the servicer fails to make (or cause to be made) any P&I Advances or to remit to the master servicer any payment required under the pooling and servicing agreement during such 30-day period. The master

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servicer, as successor servicer, will be obligated to make P&I Advances and servicing advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. The master servicer, as successor servicer, will be obligated to assume the other responsibilities, duties and liabilities of the predecessor servicer as soon as practicable, but in no event later than 90 days after the master servicer has notified the predecessor servicer that it is being terminated. If, however, the master servicer is unwilling or unable to act as successor servicer, or the holders of the certificates entitled to a majority of the voting rights in the certificates so request, the trustee is required to appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the pooling and servicing agreement, any established mortgage loan servicing institution acceptable to the rating agencies and having a net worth of not less than $30,000,000 as the successor servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the predecessor servicer.

      The master servicer and any other successor servicer in such capacity is entitled to the same reimbursement for advances and no more than the same servicing compensation (including income earned on the collection account) as the servicer or such greater compensation if consented to by the rating agencies rating the Offered Certificates and a majority of the certificateholders. See "--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" above.

      The terminated servicer, subject to certain provisions in the pooling and servicing agreement, will be obligated to pay all of its own out-of-pocket costs and expenses, without reimbursement from the trust fund, to transfer the servicing files to a successor servicer and it will be obligated to pay certain reasonable out-of-pocket costs and expenses of a servicing transfer incurred by parties other than the terminated servicer without reimbursement from the trust fund. In the event the terminated servicer defaults in its obligations to pay such costs, the successor servicer will be obligated to pay such costs but will be entitled to reimbursement for such costs from the trust fund or if the successor servicer fails to pay, the master servicer will pay such costs from the trust fund.

Termination; Optional Clean-up Call

      The majority Class C certificateholders in the aggregate may, at their option, direct the servicer to purchase the mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related Due Period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date. If the depositor or one of its affiliates is a Class C certificateholder exercising this option, it may only do so with at least one other unaffiliated person that holds at least a 10% percentage interest in the Class C certificates. In addition, the master servicer or the servicer individually, may, at their option, purchase the mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related Due Period, is equal to or less than 5% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date. At any time the majority Class C certificateholders have the option to direct the servicer to purchase the mortgage loans or if the master servicer or the servicer has the right to purchase the mortgage loans (such right to direct or right to purchase being referred to as the "Optional Clean-up Call"), the first person to provide notice to exercise the right will have the right to purchase the mortgage loans. The purchase price for the mortgage loans will be an amount equal to the sum of (i) 100% of the unpaid principal balance of each mortgage loan (other than mortgage loans related to any REO property) plus accrued and unpaid interest on those mortgage loans at the applicable interest rate, (ii) the lesser of (x) the appraised value of any REO property, as determined by the higher of two appraisals completed by two independent appraisers selected by the party exercising the right to purchase the mortgage loans and at its expense, plus accrued and unpaid interest on those mortgage loans at the applicable interest rate and (y) the unpaid principal balance of each mortgage loan related to any REO property plus accrued and unpaid interest on those mortgage loans at the applicable interest rate, and (iii) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider. Any such purchase of the mortgage loans would result in the final distribution on the certificates on such Distribution Date.

      The trust also is required to terminate upon the later of: (i) the distribution to certificateholders of the final payment or collection with respect to the last mortgage loan (or P&I Advances of same by the servicer), or
(ii) the disposition of all funds with respect to the last mortgage loan and the remittance of all funds due under the pooling and servicing agreement. However, in no event will the trust established by the pooling and servicing agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the pooling and servicing agreement.

Amendment

      The pooling and servicing agreement may be amended from time to time by the depositor, the servicer and the trustee by written agreement, without notice to, or consent of, the holders of the certificates, to cure any ambiguity or mistake, to correct any defective provision or supplement any provision in the pooling and servicing agreement that may be inconsistent with any other provision in the pooling and servicing agreement, or to add to the duties of the depositor, the servicer or the trustee, to comply with any requirements in the Code. The pooling and servicing agreement may also be amended to add or modify any other provisions with respect to matters or questions arising under the pooling and servicing agreement or to modify, alter, amend, add to or rescind any of the terms or provisions contained in the pooling and servicing agreement; provided, that such amendment will not adversely affect in any material respect the interest of any certificateholder, as evidenced by (i) an opinion of counsel delivered to, but not obtained at the expense of, the trustee, confirming that the amendment will not adversely affect in any material respect the interests of any holder of the certificates or (ii) a letter from each rating agency confirming that such amendment will not cause the reduction, qualification or withdrawal of the then-current ratings of the certificates.

      The pooling and servicing agreement may be amended from time to time by the depositor, the servicer and the trustee and holders of certificates evidencing percentage interests aggregating not less than 66-2/3% of each class of certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the holders of the certificates; provided, however, that no such amendment will
(i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of that certificate, (ii) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in clause (i) above without the consent of the holders of certificates of that class evidencing percentage interests aggregating not less than 66-2/3% of that class, or (iii) reduce the percentage of the certificates whose holders are required to consent to any such amendment without the consent of the holders of 100% of the certificates then outstanding.

Certain Matters Regarding the Depositor, the Servicer, the Securities Administrator, the Custodians and the Trustee

      The pooling and servicing agreement provides that none of the depositor, the servicer, the securities administrator, the custodians, the trustee nor any of their directors, officers, employees or agents will be under any liability to the certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the pooling and servicing agreement, or for errors in judgment, provided that none of the depositor, the servicer, the securities administrator, the custodians or the trustee will be protected against liability arising from any breach of representations or warranties made by it or from any liability which may be imposed by reason of the depositor's, the servicer's, the securities administrator's, a custodian's or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of obligations and duties under the pooling and servicing agreement.

      The depositor, the servicer, the securities administrator, the custodians, the trustee and any director, officer, employee, affiliate or agent of the depositor, the servicer or the trustee will be indemnified by the trust fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to the pooling and servicing agreement or the certificates or any unanticipated or extraordinary expense, other than any loss, liability or expense incurred by reason of the depositor's, the servicer's, the securities administrator's, any custodian's or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason its reckless disregard of obligations and duties under the pooling and servicing agreement.

      None of the depositor, the servicer, the securities administrator, each custodian or the trustee is obligated under the pooling and servicing agreement to appear in, prosecute or defend any legal action that is not incidental to its respective duties which in its opinion may involve it in any expense or liability, provided that, in accordance with the provisions of the pooling and servicing agreement, the depositor, the servicer, the securities administrator and the trustee, as applicable, may undertake any action any of them deem necessary or desirable in respect of (i) the rights and duties of the parties to the pooling and servicing agreement and (ii) with respect to actions taken by the depositor, the interests of the trustee and the certificateholders. In the event the depositor, the servicer, the securities administrator or the trustee undertakes any such action, or in the event that a custodian is involved in any such action, the legal expenses and costs of such action and any resulting liability will be expenses, costs and liabilities of the trust fund, and the depositor, the servicer, the securities administrator, the custodians and the trustee will be entitled to be reimbursed for such expenses, costs and liabilities out of the trust fund.

                       PREPAYMENT AND YIELD CONSIDERATIONS


Structuring Assumptions

     The prepayment model used in this prospectus supplement represents an assumed rate of prepayment ("Prepayment Assumption") each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of those mortgage loans. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the related mortgage loans. For the 2/28 Adjustable Rate Mortgage Loans, a 100% Prepayment Assumption as used in this prospectus supplement is the "2/28 Adjustable-Rate Prepayment Curve" or "2/28 ARM PPC," which assumes a constant prepayment rate ("CPR") of 5.00% per annum of the then-outstanding principal balance of a hypothetical pool of 2/28 adjustable-rate mortgage loans in the first month of the life of such mortgage loans and an additional approximate 1/11th of 25% per annum in each month thereafter until 30.0% CPR is reached in the twelfth month and remaining at 30.0% CPR until the twenty-fourth month. From the twenty-fifth month until the twenty-seventh month 2/28 ARM PPC assumes a constant prepayment rate of 60.0% CPR per annum. Beginning in the twenty-eighth month and in each month thereafter during the life of such mortgage loans, 2/28 ARM PPC assumes a constant prepayment rate of 35.0% CPR per annum each month. For the 3/27 Adjustable Rate Mortgage Loans, a 100% Prepayment Assumption as used in this prospectus supplement is the "3/27 Adjustable-Rate Prepayment Curve" or "3/27 ARM PPC," which assumes a constant prepayment rate ("CPR") of 5.00% per annum of the then-outstanding principal balance of a hypothetical pool of 3/27 adjustable-rate mortgage loans in the first month of the life of such mortgage loans and an additional approximate 1/11th of 25% per annum in each month thereafter until 30.0% CPR is reached in the twelfth month and remaining at 30.0% CPR until the thirty-sixth month. From the thirty-seventh month until the thirty-ninth month 3/27 ARM PPC assumes a constant prepayment rate of 60.0% CPR per annum. Beginning in the thirty-eighth month and in each month thereafter during the life of such mortgage loans, 3/27 ARM PPC assumes a constant prepayment rate of 35.0% CPR per annum each month. For the fixed-rate mortgage loans, the 100% Prepayment Assumption assumes a constant prepayment rate of approximately 5.00% per annum of the then outstanding principal balance of each fixed-rate mortgage loan in the first month each fixed-rate mortgage loan is outstanding and an additional approximately 19/11th (1.727%) per annum in each month thereafter until the 12th month such fixed-rate mortgage loan is outstanding. In each month thereafter, 100% Prepayment Assumption with respect to each fixed-rate mortgage loan assumes a CPR of 24.00% per annum each month.

      Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual mortgage loans and the characteristics of the mortgage loans assumed in preparing the tables. Any discrepancy may have an effect upon the percentages of the Class Certificate Balances outstanding and weighted average lives of the Offered LIBOR Certificates set forth in the tables. In addition, since the actual mortgage loans in the trust fund have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered LIBOR Certificates may be made earlier or later than as indicated in the tables.

      Unless otherwise specified, the information in the tables in this prospectus supplement has been prepared on the basis of the following assumed characteristics of the mortgage loans and the following additional assumptions which collectively are the structuring assumptions ("Structuring Assumptions"):

      o     the closing date for the certificates occurs on December 29, 2005;

      o distributions on the certificates are made on the 25th day of each month, commencing in January 2006, regardless if such day is a business day, in accordance with the priorities described in this prospectus supplement;

      o the mortgage loans prepayment rates with respect to the assumed mortgage loans are a multiple of the applicable Prepayment Assumption as stated in the table under the heading "Prepayment Scenarios" under "--Decrement Tables" below;

      o     prepayments include 30 days' interest on the related mortgage loan;

      o the Optional Clean-up Call is not exercised (except with respect to the weighted average life to call where the Optional Clean-up Call is assumed to be exercised when it is first exercisable);

      o the Specified Overcollateralized Amount is initially as specified in this prospectus supplement and thereafter decreases in accordance with the provisions in this prospectus supplement;

      o all adjustable-rate mortgage loans are indexed to the Six-Month LIBOR Loan Index;

      o with respect to each adjustable-rate mortgage loan, (a) the interest rate for each mortgage loan is adjusted on its next rate Adjustment Date (and on subsequent Adjustment Dates, if necessary) to a rate equal to the Gross Margin plus the Index (subject to the applicable initial and periodic rate caps and maximum and minimum interest rate), (b) the Six-Month LIBOR Loan Index remains constant at [___]%, and (c) the scheduled monthly payment on the mortgage loans is adjusted to equal a fully amortizing payment, except in the case of the interest-only mortgage loans during the interest-only period;

      o     the Expense Fee Rate is 0.5115%;

      o     One-Month LIBOR remains constant at [___]%;

      o     no Swap Termination Payments are paid or received by the trust;

      o no delinquencies or defaults in the payment by mortgagors of principal of and interest on the mortgage loans are experienced;

      o scheduled payments on the mortgage loans are received on the first day of each month commencing in the calendar month following the closing date and are computed prior to giving effect to prepayments received on the last day of the prior month;

      o prepayments represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in the calendar month in which the closing date occurs;

      o the initial Class Certificate Balance of each class of certificates is as set forth in this prospectus supplement, except that the Residual Certificates are assumed to be zero;

      o interest accrues on each class of certificates at the applicable Pass-Through Rate set forth or described in this prospectus supplement; and

      o the assumed mortgage loans have the approximate characteristics described below:


                                     Remaining     Remaining                       First
                                    Amortization    Term to      Loan               Rate
                       Principal        Term       Maturity      Age               Reset
Group   Description   Balance ($)   (Months)(1)    (Months)    (Months)   Index   (Months)
-----   -----------   -----------   ------------   ---------   --------   -----   --------

                                                                                Original
         Cut-off                                         Gross                  Interest
        Date Gross                Initial               Lifetime                  Only
         Interest      Gross      Periodic   Periodic   Maximum     Floor        Period
Group    Rate (%)    Margin (%)   Cap (%)    Cap (%)    Rate (%)   Rate (%)   (Months) (1)
-----   ----------   ----------   --------   --------   --------   --------   ------------

----------

TO BE UPDATED

(1) With respect to the replines with an interest only period, the remaining amortization period will not commence until the interest only period has ended.

      While it is assumed that each of the mortgage loans prepays at the specified constant percentages of the Prepayment Assumption, this is not likely to be the case.

Defaults

      The yield to maturity of the LIBOR Certificates, and particularly the Subordinated Certificates, will be sensitive to defaults on the mortgage loans. If a purchaser of a LIBOR Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Except to the extent of any Subsequent Recoveries, holders of the LIBOR Certificates will not receive reimbursement for Applied Realized Loss Amounts applied to their certificates. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the mortgage loans. Because the mortgage loans were underwritten in accordance with standards less stringent than those generally acceptable to Fannie Mae and Freddie Mac with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the mortgage loans will be greater than that of mortgage loans underwritten in accordance with Fannie Mae and Freddie Mac standards.

Prepayment Considerations and Risks

      The rate of principal payments on the LIBOR Certificates, the aggregate amount of distributions on the LIBOR Certificates and the yields to maturity of the LIBOR Certificates will be related to the rate and timing of payments of principal on the mortgage loans in the related loan group. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by a selling party or purchases pursuant to the Optional Clean-up Call, as described in this prospectus supplement). Because certain of the mortgage loans contain Prepayment Premiums, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have Prepayment Premiums. The mortgage loans are subject to the "due-on-sale" provisions included in the mortgage loans. See "The Mortgage Loan Pool" in this prospectus supplement.

      Prepayments, liquidations and purchases of the mortgage loans (including any optional repurchase of the remaining mortgage loans in the trust fund in connection with the termination of the trust fund, in each case as described in this prospectus supplement) will result in distributions on the LIBOR Certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Since the rate of payment of principal on the mortgage loans will depend on future events and a variety of other factors, no assurance can be given as to that rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of LIBOR Certificates may vary from the anticipated yield will depend upon the degree to which that LIBOR Certificate is purchased at a discount or premium, and the degree to which the timing of payments on that LIBOR Certificate is sensitive to prepayments, liquidations and purchases of the mortgage loans. Further, an investor should consider the risk that, in the case of any LIBOR Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield and, in the case of any LIBOR Certificate purchased at a premium, a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield.

      The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the interest rates on the fixed-rate mortgage loans, the mortgage loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the interest rates on the mortgage loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the fixed-rate mortgage loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the mortgage loans in stable or changing interest rate environments.

      As is the case with fixed-rate mortgage loans, the adjustable-rate mortgage loans, or ARMs, may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, mortgagors with ARMs may be inclined to refinance their ARMs with a fixed-rate loan to "lock in" a lower interest rate. The existence of the applicable Periodic Cap and Maximum Rate also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience of the ARMs may differ from that on the fixed-rate mortgage loans because the amount of the monthly payments on the ARMs are subject to adjustment on each Adjustment Date. ARMs may be subject to greater rates of prepayments as they approach their initial Adjustment Dates as borrowers seek to avoid changes in their monthly payments. In addition, all of the ARMs will not have their initial Adjustment Date until two to five years after their origination. The prepayment experience of these adjustable-rate mortgage loans may differ from that of the other ARMs. These adjustable-rate mortgage loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the interest rates on the adjustable-rate mortgage loans with their initial Adjustment Date two to five years after their origination (as the case may be) as borrowers seek to avoid changes in their monthly payments.

      The timing of changes in the rate of prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the mortgage loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

      When a mortgagor prepays a mortgage loan in whole or in part prior to the due date in the related Prepayment Period for the mortgage loan, the mortgagor pays interest on the amount prepaid only to the date of prepayment instead of for the entire month. Absent sufficient Compensating Interest (to the extent available as described in this prospectus supplement to cover prepayment interest shortfalls resulting from principal prepayments), a shortfall will occur in the amount due to certificateholders since the certificateholders are generally entitled to receive a full month of interest. Also, when a mortgagor prepays a mortgage loan in part together with the scheduled payment for a month on or after the related due date, the principal balance of the mortgage loan is reduced by the amount in excess of the scheduled payment as of that due date, but the principal is not distributed to certificateholders until the Distribution Date in the next month; therefore, up to one month of interest shortfall accrues on the amount of such excess.

      To the extent that the amount of Compensating Interest is insufficient to cover the deficiency in interest payable as a result of the timing of a prepayment, the remaining deficiency will be allocated to the LIBOR Certificates, pro rata, according to the amount of interest to which each class of LIBOR Certificates would otherwise be entitled in reduction of that amount.

      The Pass-Through Rate for each class of LIBOR Certificates may be calculated by reference to the Loan Group I Cap, Loan Group II Cap or the WAC Cap. If the mortgage loans bearing higher interest rates, either through higher fixed-rates, or in the case of the adjustable-rate mortgage loans, higher margins or an increase in the Index (and consequently, higher net mortgage interest rates), were to prepay, the weighted average net mortgage interest rate would be lower than otherwise would be the case. In addition, changes in One-Month LIBOR (on which the Pass-Through Rates of the LIBOR Certificates are based) may not correlate with changes in the Six-Month LIBOR Loan Index. It is possible that a decrease in the Six-Month LIBOR Loan Index, which would be expected to result in faster prepayments, could occur simultaneously with an increased level of One-Month LIBOR. If the Pass-Through Rates on any class of LIBOR Certificates, calculated without reference to any applicable

Loan Group I Cap, Loan Group II Cap, or the WAC Cap, were to be higher than those applicable caps, the Pass-Through Rate on those classes of certificates would be lower than otherwise would be the case. Although holders of those classes of certificates are entitled to receive any Basis Risk Carry Forward Amount from and to the extent of funds available in the Excess Reserve Fund Account and to the extent available for payment from the Supplemental Interest Trust, there is no assurance that those funds will be available or sufficient for those purposes. The ratings of the LIBOR Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Overcollateralization Provisions

      The operation of the overcollateralization provisions of the pooling and servicing agreement will affect the weighted average lives of the Offered Certificates and consequently the yields to maturity of those certificates. If at any time the Overcollateralized Amount is less than the Specified Overcollateralized Amount, Total Monthly Excess Spread and certain amounts available in the Supplemental Interest Trust will be applied as distributions of principal to the class or classes of certificates then entitled to distributions of principal until the Overcollateralized Amount equals the Specified Overcollateralized Amount. This would have the effect of reducing the weighted average lives of those certificates. The actual Overcollateralized Amount may change from Distribution Date to Distribution Date producing uneven distributions of Total Monthly Excess Spread. There can be no assurance that the Overcollateralized Amount will never be less than the Specified Overcollateralized Amount.

      Total Monthly Excess Spread generally is a function of the excess of interest collected or advanced on the mortgage loans over the interest required to pay interest on the LIBOR Certificates and expenses at the Expense Fee Rate, as well as Net Swap Payments and Net Swap Receipts. Mortgage loans with higher net interest rates will contribute more interest to the Total Monthly Excess Spread. Mortgage loans with higher net interest rates may prepay faster than mortgage loans with relatively lower net interest rates in response to a given change in market interest rates. Any disproportionate prepayments of mortgage loans with higher net interest rates may adversely affect the amount of Total Monthly Excess Spread available to make accelerated payments of principal of the LIBOR Certificates.

      As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the LIBOR Certificates may vary significantly over time and from class to class.

Subordinated Certificates

      The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates provide credit enhancement for the certificates that have a higher payment priority, and Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates may absorb losses on the mortgage loans. The weighted average lives of, and the yields to maturity on, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates, in that order, will be progressively more sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans are higher than those assumed by a holder of a related Subordinated Certificate, the actual yield to maturity on such holder's certificate may be lower than the yield expected by such holder based on that assumption. Realized losses on the mortgage loans will reduce the Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates then outstanding with the lowest relative payment priority if and to the extent that the aggregate Class Certificate Balances of all classes of certificates, following all distributions on a Distribution Date, exceed the aggregate Stated Principal Balances of the related mortgage loans. As a result of such a reduction of the Class Certificate Balance of a class of Subordinated Certificates, less interest will accrue on those classes of certificates than would otherwise be the case.

      The Principal Distribution Amount to be made to the holders of the LIBOR Certificates includes the net proceeds in respect of principal received upon the liquidation of a related mortgage loan. If such net proceeds are less than the unpaid principal balance of the liquidated mortgage loan, the aggregate Stated Principal Balances of the mortgage loans will decline more than the aggregate Class Certificate Balances of the Offered Certificates, thus reducing the amount of the overcollateralization. If such difference is not covered by the amount of the overcollateralization or excess interest, the class of Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates then outstanding with the lowest relative payment priority will bear such loss. In addition, the Subordinated Certificates will not be entitled to any principal distributions prior to the related Stepdown Date or during the continuation of a Trigger Event (unless all of the certificates with a higher relative payment priority have been paid in full). Because a Trigger Event may be based on the delinquency, as opposed to the loss, experience on the mortgage loans, a holder of a Subordinated Certificate may not receive distributions of principal for an extended period of time, even if the rate, timing and severity of realized losses on the applicable mortgage loans is consistent with such holder's expectations. Because of the disproportionate distribution of principal to the senior certificates, depending on the timing of realized losses, the Subordinated Certificates may bear a disproportionate percentage of the realized losses on the mortgage loans.

      For all purposes, the Class B-2 certificates will have the lowest payment priority of any class of Subordinated Certificates.

Effect on Yields Due to Rapid Prepayments

      Any net payment payable to the Swap Provider under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders, and may reduce the Pass-Through Rates on the LIBOR Certificates. This could adversely affect the yield to maturity on your certificates.

Weighted Average Lives of the LIBOR Certificates

      The weighted average life of a LIBOR Certificate is determined by (a) multiplying the amount of the reduction, if any, of the Class Certificate Balance of the certificate on each Distribution Date by the number of years from the date of issuance to that Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Certificate Balance of the certificate referred to in clause (a).

      For a discussion of the factors which may influence the rate of payments (including prepayments) of the mortgage loans, see "--Prepayment Considerations and Risks" above and "Yield and Prepayment Considerations" in the prospectus.

      In general, the weighted average lives of the LIBOR Certificates will be shortened if the level of prepayments of principal of the mortgage loans increases. However, the weighted average lives of the LIBOR Certificates will depend upon a variety of other factors, including the timing of changes in the rate of principal payments and the priority sequence of distributions of principal of the classes of certificates. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      The interaction of the foregoing factors may have different effects on various classes of LIBOR Certificates and the effects on any class may vary at different times during the life of that class. Accordingly, no assurance can be given as to the weighted average life of any class of LIBOR Certificates. Further, to the extent the prices of the LIBOR Certificates represent discounts or premiums to their respective original Class Certificate Balances, variability in the weighted average lives of those classes of LIBOR Certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of Offered LIBOR Certificates may be affected at various constant percentages of the Prepayment Assumption, see "--Decrement Tables" below.

Decrement Tables

      The following tables indicate the percentages of the initial Class Certificate Balances of the classes of Offered LIBOR Certificates that would be outstanding after each of the Distribution Dates shown at various constant percentages of the applicable Prepayment Assumption and the corresponding weighted average lives of those classes. The tables have been prepared on the basis of the Structuring Assumptions. It is not likely that (i) all of the mortgage loans will have the characteristics assumed, (ii) all of the mortgage loans will prepay at the constant percentages of the applicable Prepayment Assumption specified in the tables or at any other constant rate or
(iii) all of the mortgage loans will prepay at the same rate. Moreover, the diverse remaining terms to maturity and interest rates of the mortgage loans could produce slower or faster principal distributions than indicated in the tables at the specified constant percentages of the applicable Prepayment Assumption, even if the weighted average remaining term to maturity and weighted average interest rates of the mortgage loans are consistent with the remaining terms to maturity and interest rates of the mortgage loans specified in the Structuring Assumptions.

                              Prepayment Scenarios

                                             SCENARIO I    SCENARIO II    SCENARIO III    SCENARIO IV    SCENARIO V
------------------------------------------   ----------    -----------    ------------    -----------    ----------
Fixed-rate mortgage loans (% of Prepayment            0%            75%            100%           125%          150%
  Assumption)
Adjustable-rate mortgage loans (% of                  0%            75%            100%           125%          150%
  Prepayment Assumption)

           Percent of Initial Class Certificate Balance Outstanding(1)

                                              Class A-1                     Class A-2A
                                         PREPAYMENT SCENARIO           PREPAYMENT SCENARIO
                                    ---------------------------   ---------------------------
DISTRIBUTION DATE                    I    II    III   IV     V     I    II    III   IV     V
---------------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage...............   100   100   100   100   100   100   100   100   100   100
December 2006....................
December 2007....................
December 2008....................
December 2009....................
December 2010....................
December 2011....................
December 2012....................
December 2013....................
December 2014....................
December 2015....................
December 2016....................
December 2017....................
December 2018....................
December 2019....................
December 2020....................
December 2021....................
December 2022....................
December 2023....................
December 2024....................
December 2025....................
December 2026....................
December 2027....................
December 2028....................
December 2029....................
December 2030....................
December 2031....................
December 2032....................
December 2033....................
December 2034....................
December 2035....................
Weighted Average Life to Maturity
  (years)(2).....................
Weighted Average Life to Call
  (years)(2)(3)..................

----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding Class Certificate Balance greater than 0% and less than 0.5% of the original Class Certificate Balance.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                             Class A-2B                     Class A-2C
                                         PREPAYMENT SCENARIO           PREPAYMENT SCENARIO
                                    ---------------------------   ---------------------------
DISTRIBUTION DATE                    I    II    III   IV     V     I    II    III   IV     V
---------------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage...............   100   100   100   100   100   100   100   100   100   100
December 2006....................
December 2007....................
December 2008....................
December 2009....................
December 2010....................
December 2011....................
December 2012....................
December 2013....................
December 2014....................
December 2015....................
December 2016....................
December 2017....................
December 2018....................
December 2019....................
December 2020....................
December 2021....................
December 2022....................
December 2023....................
December 2024....................
December 2025....................
December 2026....................
December 2027....................
December 2028....................
December 2029....................
December 2030....................
December 2031....................
December 2032....................
December 2033....................
December 2034....................
December 2035....................
Weighted Average Life to Maturity
  (years)(2).....................
Weighted Average Life to Call
  (years)(2)(3)..................

----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                             Class M-1                      Class M-2
                                         PREPAYMENT SCENARIO           PREPAYMENT SCENARIO
                                    ---------------------------   ---------------------------
DISTRIBUTION DATE                    I    II    III   IV     V     I    II    III   IV     V
---------------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage...............   100   100   100   100   100   100   100   100   100   100
December 2006....................
December 2007....................
December 2008....................
December 2009....................
December 2010....................
December 2011....................
December 2012....................
December 2013....................
December 2014....................
December 2015....................
December 2016....................
December 2017....................
December 2018....................
December 2019....................
December 2020....................
December 2021....................
December 2022....................
December 2023....................
December 2024....................
December 2025....................
December 2026....................
December 2027....................
December 2028....................
December 2029....................
December 2030....................
December 2031....................
December 2032....................
December 2033....................
December 2034....................
December 2035....................
Weighted Average Life to Maturity
  (years)(2).....................
Weighted Average Life to Call
  (years)(2)(3)..................

----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding Class Certificate Balance greater than 0% and less than 0.5% of the original Class Certificate Balance.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                              Class M-3                     Class M-4
                                         PREPAYMENT SCENARIO           PREPAYMENT SCENARIO
                                    ---------------------------   ---------------------------
DISTRIBUTION DATE                    I    II    III   IV     V     I    II    III   IV     V
---------------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage...............   100   100   100   100   100   100   100   100   100   100
December 2006....................
December 2007....................
December 2008....................
December 2009....................
December 2010....................
December 2011....................
December 2012....................
December 2013....................
December 2014....................
December 2015....................
December 2016....................
December 2017....................
December 2018....................
December 2019....................
December 2020....................
December 2021....................
December 2022....................
December 2023....................
December 2024....................
December 2025....................
December 2026....................
December 2027....................
December 2028....................
December 2029....................
December 2030....................
December 2031....................
December 2032....................
December 2033....................
December 2034....................
December 2035....................
Weighted Average Life to Maturity
  (years)(2).....................
Weighted Average Life to Call
  (years)(2)(3)..................

----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding Class Certificate Balance greater than 0% and less than 0.5% of the original Class Certificate Balance.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                              Class M-5                     Class M-6
                                         PREPAYMENT SCENARIO           PREPAYMENT SCENARIO
                                    ---------------------------   ---------------------------
DISTRIBUTION DATE                    I    II    III   IV     V     I    II    III   IV     V
---------------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage...............   100   100   100   100   100   100   100   100   100   100
December 2006....................
December 2007....................
December 2008....................
December 2009....................
December 2010....................
December 2011....................
December 2012....................
December 2013....................
December 2014....................
December 2015....................
December 2016....................
December 2017....................
December 2018....................
December 2019....................
December 2020....................
December 2021....................
December 2022....................
December 2023....................
December 2024....................
December 2025....................
December 2026....................
December 2027....................
December 2028....................
December 2029....................
December 2030....................
December 2031....................
December 2032....................
December 2033....................
December 2034....................
December 2035....................
Weighted Average Life to Maturity
  (years)(2).....................
Weighted Average Life to Call
  (years)(2)(3)..................

----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                              Class M-7                     Class M-8
                                         PREPAYMENT SCENARIO           PREPAYMENT SCENARIO
                                    ---------------------------   ---------------------------
DISTRIBUTION DATE                    I    II    III   IV     V     I    II    III   IV     V
---------------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage...............   100   100   100   100   100   100   100   100   100   100
December 2006....................
December 2007....................
December 2008....................
December 2009....................
December 2010....................
December 2011....................
December 2012....................
December 2013....................
December 2014....................
December 2015....................
December 2016....................
December 2017....................
December 2018....................
December 2019....................
December 2020....................
December 2021....................
December 2022....................
December 2023....................
December 2024....................
December 2025....................
December 2026....................
December 2027....................
December 2028....................
December 2029....................
December 2030....................
December 2031....................
December 2032....................
December 2033....................
December 2034....................
December 2035....................
Weighted Average Life to Maturity
  (years)(2).....................
Weighted Average Life to Call
  (years)(2)(3)..................

----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                              Class B-1                     Class B-2
                                         PREPAYMENT SCENARIO           PREPAYMENT SCENARIO
                                    ---------------------------   ---------------------------
DISTRIBUTION DATE                    I    II    III   IV     V     I    II    III   IV     V
---------------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage...............   100   100   100   100   100   100   100   100   100   100
December 2006....................
December 2007....................
December 2008....................
December 2009....................
December 2010....................
December 2011....................
December 2012....................
December 2013....................
December 2014....................
December 2015....................
December 2016....................
December 2017....................
December 2018....................
December 2019....................
December 2020....................
December 2021....................
December 2022....................
December 2023....................
December 2024....................
December 2025....................
December 2026....................
December 2027....................
December 2028....................
December 2029....................
December 2030....................
December 2031....................
December 2032....................
December 2033....................
December 2034....................
December 2035....................
Weighted Average Life to Maturity
  (years)(2).....................
Weighted Average Life to Call
  (years)(2)(3)..................

----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

Available Funds Caps

      The information in the following table has been prepared in accordance with the Structuring Assumptions except for the following:

      o One-Month LIBOR and the Six-Month LIBOR Loan Index remain constant at 20.00%;

      o prepayments on the mortgage loans occur at 100% of the Prepayment Assumption (i.e., Scenario III); and

      o the available funds caps ("Available Funds Caps") indicated in the table below equals the quotient, expressed as a percentage of (i) the total interest assumed to be distributed to the Offered LIBOR Certificates, including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts and (ii) the current Class Certificate Balance multiplied by the quotient of 360 divided by the actual number of days in the related Interest Accrual Period.

      It is highly unlikely, however, that prepayments on the mortgage loans will occur at a constant rate of 100% of the Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual interest rates on the mortgage loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

                     A-2A, Class
                      A-2B, and
           Class A-1 Class A-2C  Class M-1 Class M-2 Class M-3 Class M-4 Class M-5 Class M-6 Class M-7 Class M-8 Class B-1 Class B-2
Distri-    Available  Available  Available Available Available Available Available Available Available Available Available Available
bution       Funds      Funds      Funds     Funds     Funds     Funds     Funds     Funds     Funds     Funds     Funds     Funds
Date        Cap (%)    Cap (%)    Cap (%)   Cap (%)   Cap (%)   Cap (%)   Cap (%)   Cap (%)   Cap (%)   Cap (%)   Cap (%)   Cap (%)
---------- --------- ----------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
25-Jan-06
25-Feb-06
25-Mar-06
25-Apr-06
25-May-06
25-Jun-06
25-Jul-06
25-Aug-06
25-Sep-06
25-Oct-06
25-Nov-06
25-Dec-06
25-Jan-07
25-Feb-07
25-Mar-07
25-Apr-07
25-May-07
25-Jun-07
25-Jul-07
25-Aug-07
25-Sep-07
25-Oct-07
25-Nov-07
25-Dec-07
25-Jan-08
25-Feb-08
25-Mar-08
25-Apr-08
25-May-08
25-Jun-08
25-Jul-08
25-Aug-08
25-Sep-08
25-Oct-08
25-Nov-08
25-Dec-08
25-Jan-09
25-Feb-09
25-Mar-09
25-Apr-09
25-May-09
25-Jun-09
25-Jul-09
25-Aug-09
25-Sep-09
25-Oct-09

                     A-2A, Class
                      A-2B, and
           Class A-1 Class A-2C  Class M-1 Class M-2 Class M-3 Class M-4 Class M-5 Class M-6 Class M-7 Class M-8 Class B-1 Class B-2
Distri-    Available  Available  Available Available Available Available Available Available Available Available Available Available
bution       Funds      Funds      Funds     Funds     Funds     Funds     Funds     Funds     Funds     Funds     Funds     Funds
Date        Cap (%)    Cap (%)    Cap (%)   Cap (%)   Cap (%)   Cap (%)   Cap (%)   Cap (%)   Cap (%)   Cap (%)   Cap (%)   Cap (%)
---------- --------- ----------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
25-Nov-09
25-Dec-09
25-Jan-10
25-Feb-10
25-Mar-10
25-Apr-10
25-May-10
25-Jun-10
25-Jul-10
25-Aug-10
25-Sep-10
25-Oct-10
25-Nov-10
25-Dec-10
25-Jan-11
25-Feb-11
25-Mar-11
25-Apr-11
25-May-11
25-Jun-11
25-Jul-11
25-Aug-11
25-Sep-11
25-Oct-11
25-Nov-11
25-Dec-11
25-Jan-12
25-Feb-12
25-Mar-12
25-Apr-12
25-May-12
25-Jun-12
25-Jul-12
25-Aug-12
25-Sep-12
25-Oct-12
25-Nov-12
25-Dec-12
25-Jan-13
25-Feb-13
25-Mar-13
25-Apr-13
25-May-13
25-Jun-13
25-Jul-13
25-Aug-13
25-Sep-13
25-Oct-13
25-Nov-13
25-Dec-13
25-Jan-14
25-Feb-14
25-Mar-14
25-Apr-14
25-May-14
25-Jun-14
25-Jul-14
25-Aug-14
25-Sep-14
25-Oct-14
25-Nov-14
25-Dec-14
25-Jan-15
25-Feb-15
25-Mar-15
25-Apr-15
25-May-15
25-Jun-15
25-Jul-15
25-Aug-15
25-Sep-15
25-Oct-15
25-Nov-15
25-Dec-15

WAC Cap, Loan Group I Cap and Loan Group II Cap

      The information in the following table has been prepared in accordance with the Structuring Assumptions except for the following:

      o One-Month LIBOR and the Six-Month LIBOR Loan Index remain constant at 20.00%; and

      o prepayments on the mortgage loans occur at 100% of the Prepayment Assumption (i.e., Scenario III).

It is highly unlikely, however, that prepayments on the mortgage loans will occur at a constant rate of 100% of the Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual interest rates on the mortgage loans or the WAC Cap on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

Distribution                                         Loan                  Loan
    Date              WAC Cap (%)                 Group I Cap          Group II Cap
------------   -------------------------   -------------------------   ------------
   01/06
   02/06
   03/06
   04/06
   05/06
   06/06
   07/06
   08/06
   09/06
   10/06
   11/06
   12/06
   01/07
   02/07
   03/07
   04/07
   05/07
   06/07
   07/07
   08/07
   09/07
   10/07
   11/07
   12/07
   01/08
   02/08
   03/08
   04/08
   05/08
   06/08
   07/08
   08/08
   09/08
   10/08
   11/08
   12/08
   01/09
   02/09
   03/09
   04/09
   05/09
   06/09
   07/09
   08/09
   09/09
   10/09
   11/09
   12/09
   01/10
   02/10
   03/10
   04/10
   05/10
   06/10
   07/10
   08/10
   09/10
   10/10
   11/10
   12/10
   01/11
   02/11
   03/11
   04/11
   05/11
   06/11
   07/11
   08/11
   09/11
   10/11
   11/11
   12/11
   01/12
   02/12
   03/12
   04/12
   05/12
   06/12
   07/12
   08/12
   09/12
   10/12
   11/12
   12/12
   01/13
   02/13
   03/13
   04/13
   05/13
   06/13
   07/13
   08/13
   09/13
   10/13
   11/13
   12/13
   01/14
   02/14
   03/14
   04/14
   05/14
   06/14
   07/14
   08/14
   09/14
   10/14
   11/14
   12/14
   01/15
   02/15
   03/15
   04/15
   05/15
   06/15
   07/15
   08/15
   09/15
   10/15
   11/15
   12/15

Last Scheduled Distribution Date

      The last scheduled Distribution Date for the certificates is the Distribution Date occurring in November 2035. The last scheduled Distribution Dates for all classes have been calculated as the Distribution Date in the month following the month in which the latest maturity date of any mortgage loan occurs.

      Since the rate of distributions in reduction of the Class Certificate Balance of each class of LIBOR Certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the Class Certificate Balance of each class could be reduced to zero significantly earlier or later than the last scheduled Distribution Date. The rate of payments on the mortgage loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the mortgage loans. See "--Prepayment Considerations and Risks" and "--Weighted Average Lives of the LIBOR Certificates" above and "Yield and Prepayment Considerations" in the prospectus.

                        FEDERAL INCOME TAX CONSEQUENCES

      The discussion in this section and in the section "Federal Income Tax Consequences" in the prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors may wish to consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Offered Certificates. References in this section and in the "ERISA Considerations" section of this prospectus supplement to the "Code" and "Sections" are to the Internal Revenue Code of 1986, as amended.

General

      The pooling and servicing agreement provides that certain segregated asset pools within the trust (exclusive, among other things, of the assets held in the Excess Reserve Fund Account, the Supplemental Interest Trust and certain other accounts specified in the pooling and servicing agreement and the right of each class of LIBOR Certificates to receive Basis Risk Carry Forward Amounts) will comprise multiple REMICs (the "Trust REMICs") organized in a tiered REMIC structure. Each class of LIBOR Certificates represents (exclusive of the right to receive Basis Risk Carry Forward Amounts) a regular interest (a "Regular Interest") in a Trust REMIC. The Class R-2 certificates will represent ownership of the sole class of residual interest in the Trust REMIC that holds the mortgage loans, the Class R-1 certificates will represent ownership of the sole class of residual interest in certain other Trust REMICs, and the Class R-3 certificates will represent ownership of the sole class of residual interest in a separate Trust REMIC. In addition, each class of the LIBOR Certificates will represent a beneficial interest in the right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust. Elections will be made to treat each of the Trust REMICs as a REMIC for federal income tax purposes.

      Upon the issuance of the Offered Certificates, Cadwalader, Wickersham & Taft LLP will deliver its opinion to the effect that, assuming compliance with the pooling and servicing agreement, for federal income tax purposes, the Trust REMICs will each qualify as a REMIC within the meaning of Section 860D of the Code.

Taxation of Regular Interests

      A holder of a class of LIBOR Certificates will be treated for federal income tax purposes as owning an interest in the corresponding class of Regular Interests in the related Trust REMIC. In addition, the pooling and servicing agreement provides that each holder of a LIBOR Certificate will be treated as owning an interest in a limited recourse interest rate cap contract (each, a "Basis Risk Contract") representing the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund

Account and the Supplemental Interest Trust. The Regular Interest component of a LIBOR Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the LIBOR Certificate to which it corresponds, except that (i) the maximum interest rate of that Regular Interest component will equal the lesser of the Loan Group I Cap or Loan Group II Cap, as applicable, or the WAC Cap, in each case computed for this purpose without regard to any Net Swap Receipts, (ii) Basis Risk Carry Forward Amounts will be deemed to include the excess, if any, of the Loan Group I Cap or Loan Group II Cap, as applicable, or the WAC Cap over the maximum interest rate specified in clause (i), and (iii) any Swap Termination Payment will be treated as being payable first from Net Monthly Excess Cashflow and second from amounts distributed on the Regular Interests. As a result of the foregoing, the amount of distributions on the Regular Interest component of a LIBOR Certificate may exceed the actual amount of distributions on the LIBOR Certificate.

      A holder of a LIBOR Certificate must allocate its purchase price for the LIBOR Certificate between its components--the Regular Interest component and, to the extent it has measurable value, the Basis Risk Contract component. To the extent the Basis Risk Contract component of a LIBOR Certificate has value, the Regular Interest component will be viewed as having been issued at a lesser premium or with an additional amount of original issue discount ("OID") (which could cause the total amount of OID to exceed a statutorily defined de minimis amount). See "Federal Income Tax Consequences--Treatment by the REMIC of OID, Market Discount, and Amortizable Premium" in the prospectus.

      Upon the sale, exchange, or other disposition of a LIBOR Certificate, the holder must allocate the amount realized between the components of the LIBOR Certificate based on the relative fair market values of those components at the time of sale. Assuming that a LIBOR Certificate is held as a "capital asset" within the meaning of Section 1221 of the Code, gain or loss on the disposition of an interest in the Basis Risk Contract component should be capital gain or loss, and gain or loss on the Regular Interest component will be treated as described in the prospectus under "Federal Income Tax Consequences--Gain or Loss on Disposition."

      Interest on the Regular Interest component of a LIBOR Certificate must be included in income by a holder under the accrual method of accounting, regardless of the holder's regular method of accounting. In addition, the Regular Interest components of the LIBOR Certificates could be considered to have been issued with OID. See "Federal Income Tax Consequences--Treatment by the REMIC of OID, Market Discount, and Amortizable Premium" in the prospectus. The prepayment assumption that will be used in determining the accrual of any OID and market discount, or the amortization of bond premium, if any, will be a rate equal to 100% of the related Prepayment Assumption, as set forth under "Prepayment and Yield Considerations--Structuring Assumptions" in this prospectus supplement. No representation is made that the mortgage loans will prepay at such a rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the holder receives currently the cash attributable to such OID.

Residual Certificates

      The holders of the Residual Certificates must include the taxable income of the related REMIC in their federal taxable income. The Residual Certificates will remain outstanding for federal income tax purposes until there are no certificates of any other class outstanding. Prospective investors are cautioned that the Residual Certificates' REMIC taxable income and the tax liability on the Residual Certificates may exceed, and may substantially exceed, cash distributions to the holders of the Residual Certificates during certain periods, in which event, the holder's of the Residual Certificates must have sufficient alternative sources of funds to pay such tax liability. Furthermore, it is anticipated that all or a substantial portion of the taxable income of the related REMIC includible by the holders of the Residual Certificates will be treated as "excess inclusion" income, resulting in (i) the inability of such holder to use net operating losses to offset such income from the related REMIC,
(ii) the treatment of such income as "unrelated business taxable income" to certain holders who are otherwise tax exempt and (iii) the treatment of such income as subject to 30% withholding tax to certain non-U.S. investors, with no exemption or treaty reduction.

      The Residual Certificates will be considered to represent "noneconomic residual interests," with the result that transfers would be disregarded for federal income tax purposes if any significant purpose of the transferor was to impede the assessment or collection of tax. Accordingly, the Residual Certificates are subject to certain restrictions on transfer and any prospective transferee will be required to furnish the trustee with an affidavit as described in this prospectus supplement under "Description of the Certificates--Restrictions on Transfer of the Residual Certificates." See "Federal Income Tax Consequences--Tax Treatment of REMIC Regular Interests and Other Debt Instruments," and "-Tax Treatment of REMIC Residual Interests" in the prospectus.

      An individual, trust or estate that holds a Residual Certificate (whether such certificate is held directly or indirectly through certain pass through entities) also may have additional gross income with respect to, but may be subject to limitations on the deductibility of, servicing fees on the mortgage loans and other administrative expenses of the related REMIC in computing such holder's regular tax liability, and may not be able to deduct such fees or expenses to any extent in computing such holder's alternative minimum tax liability. Unless required otherwise by applicable authority, it is anticipated that such expenses will be allocated to the holder of the Class R-2 certificates. In addition, some portion of a purchaser's basis, if any, in a Residual Certificate may not be recovered until termination of the related REMIC. Furthermore, regulations have been issued concerning the federal income tax consequences of any consideration paid to a transferee on a transfer of the Residual Certificates, including any "safe harbor" payment described in the prospectus. See "Description of the Certificates--Restrictions on Transfer of the Residual Certificates" in this prospectus supplement and "Federal Income Tax Consequences--Tax Treatment of REMIC Residual Interests--Non-Recognition of Certain Transfers for Federal Income Tax Purposes," and "-Tax Treatment of REMIC Residual Interests" in the prospectus. Any transferee receiving consideration with respect to a Residual Certificate should consult its tax advisors.

      Due to the special tax treatment of residual interests, the effective after tax return of the Residual Certificates may be significantly lower than would be the case if the Residual Certificates were taxed as debt instruments, or may be negative.

      Prospective purchasers of the Residual Certificates should consider carefully the tax consequences of an investment in Residual Certificates discussed in the prospectus and should consult their own tax advisors with respect to those consequences. See "Federal Income Tax Consequences-Tax Treatment of REMIC Residual Interests" in the prospectus.

Status of the Offered Certificates

      The Residual Certificates and the Regular Interest components of the LIBOR Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code for a "domestic building and loan association", and as "real estate assets" under Section 856(c)(5)(B) of the Code for a "real estate investment trust" ("REIT"), generally, in the same proportion that the assets of the trust, exclusive of the Excess Reserve Fund Account and the Supplemental Interest Trust, would be so treated. In addition, to the extent the Regular Interest component of an Offered Certificate represents real estate assets under Section 856(c)(5)(B) of the Code, the interest derived from that component and the Residual Certificates would be interest on obligations secured by interests in real property for purposes of Section 856(c)(3)(B) of the Code for a REIT. The Basis Risk Contract components of the LIBOR Certificates will not, however, qualify as assets described in Section 7701(a)(19)(C) of the Code or as real estate assets under Section 856(c)(5)(B) of the Code.

The Basis Risk Contract Component

      Each holder of a LIBOR Certificate will be treated for federal income tax purposes as having entered into a notional principal contract pursuant to its rights to receive payment with respect to the Basis Risk Contract component on the date it purchases its certificate. The Basis Risk Contract components are beneficially owned by the holders of the LIBOR Certificates in the portion of the trust fund, exclusive of the REMICs, which is treated as a grantor trust for federal income tax purposes. The Internal Revenue

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Service (the "IRS") has issued final regulations under Section 446 of the Code relating to notional principal contracts (the "Notional Principal Contract Regulations").

      As indicated above, holders of the LIBOR Certificates must allocate the price they pay for such certificates between the Regular Interest component and the Basis Risk Contract component based on their relative fair market values. To the extent the Basis Risk Contract component is determined to have a value on the closing date that is greater than zero, a portion of such purchase price will be allocable to such rights, and such portion will be treated as a cap premium (the "Cap Premium") paid by holders of the LIBOR Certificates. A holder of a LIBOR Certificate will be required to amortize the Cap Premium under a level payment method as if the Cap Premium represented the present value of a series of equal payments made over the life of the Basis Risk Contract (adjusted to take into account decreases in notional principal amount), discounted at a rate equal to the rate used to determine the amount of the Cap Premium (or some other reasonable rate). Holders are urged to consult their tax advisors concerning the appropriate method of amortizing any Cap Premium. The Notional Principal Contract Regulations treat a nonperiodic payment made under a cap contract as a loan for federal income tax purposes if the payment is "significant." It is not known whether any Cap Premium would be treated in part as a loan under the Notional Principal Contract Regulations.

      Under the Notional Principal Contract Regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the applicable Basis Risk Contract must be netted against payments, if any, deemed made as a result of the Cap Premiums over the recipient's taxable year, rather than accounted for on a gross basis. Net income or deduction with respect to net payments under a Basis Risk Contract for a taxable year should constitute ordinary income or ordinary deduction. The IRS could contend the amount is capital gain or loss, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain or loss treatment presumably would apply only prospectively.

      In addition, any amounts payable on a Regular Interest component in excess of the amount of payments on the LIBOR Certificates to which it relates as a result of certain Swap Termination Payments will be treated as having been received by the beneficial owners of such LIBOR Certificates and then paid by such owners to the Supplemental Interest Trust pursuant to the Basis Risk Contract, and such excess may be treated as a payment on a notional principal contract that is made by the beneficial owner during the applicable taxable year and that is taken into account in determining the beneficial owner's net income or net deduction with respect to the Basis Risk Contract for such taxable year. Although not clear, net income or a net deduction with respect to the Basis Risk Contract should be treated as ordinary income or as an ordinary deduction. Alternatively, such payments by beneficial owners of the LIBOR Certificates may be treated as a guarantee of the obligation of the holder of the Class X certificates to make payments under the interest rate swap agreement.

      Any amount of proceeds from the sale, redemption or retirement of a LIBOR Certificate that is considered to be allocated to the holder's rights under the applicable Basis Risk Contract would be considered a "termination payment" under the Notional Principal Contract Regulations allocable to that LIBOR Certificate. A holder of such LIBOR Certificate will have gain or loss from such a termination of a Basis Risk Contract equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Cap Premium paid (or deemed paid) by the beneficial owner upon entering into or acquiring its interest in a Basis Risk Contract.

      Gain or loss realized upon the termination of a Basis Risk Contract will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section 582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

      A beneficial owner's ability to recognize a net deduction with respect to the Basis Risk Contract component of a LIBOR Certificate or any such guarantee payment may be limited under Sections 67 and/or 68 of the Code in the case of
(1) estates and trusts and (2) individuals owning an interest in such component directly or through a "pass-through entity" (other than in connection with such individual's trade or business). Pass-through entities include partnerships, S corporations, grantor trusts and non-publicly offered regulated investment companies, but do not include estates, nongrantor trusts, cooperatives, real estate investment trusts and publicly offered regulated investment companies. Further, such a beneficial owner will not be able to recognize a net deduction with respect to the Basis Risk Contract component or any such guarantee payment in computing the beneficial owner's alternative minimum tax liability. Because a beneficial owner of a LIBOR Certificate will be required to include in income the amount deemed to have been paid by such owner pursuant to the Basis Risk Contract or such guarantee but may not be able to deduct that amount from income, a beneficial owner of a LIBOR Certificate may have income that exceeds cash distributions on the LIBOR Certificate, in any period and over the term of the LIBOR Certificate. As a result, the LIBOR Certificates may not be a suitable investment for any taxpayer whose net deduction with respect to the Basis Risk Contract or guarantee would be subject to the limitations described above. Subject to the foregoing, if for any year the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess is allowable as an ordinary deduction.

Other Matters

      For a discussion of information reporting, backup withholding and taxation of foreign investors in the certificates, see "Federal Income Tax
Consequences--Backup Withholding" and "--Taxation of Certain Foreign Holders of Debt Instruments" in the prospectus.

                              STATE AND LOCAL TAXES

      The depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the LIBOR Certificates and the Residual Certificates under the tax laws of any state, local or other jurisdiction. Investors considering an investment in the LIBOR Certificates and the Residual Certificates may wish to consult their own tax advisors regarding these tax consequences.

                              ERISA CONSIDERATIONS

      The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code, impose requirements on employee benefit plans subject to Title I of ERISA, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities and Keogh plans, as well as on collective investment funds, separate accounts and other entities in which such plans, accounts or arrangements are invested (collectively, the "Plans") and on persons who bear certain relationships to such Plans. See "ERISA Considerations" in the prospectus.

      The U.S. Department of Labor (the "DOL") has granted to Goldman, Sachs & Co., the underwriter, an administrative exemption (Prohibited Transaction Exemption ("PTE") 89-88, Exemption Application No. D-7573, 54 Fed. Reg. 42582
(1989)) (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include secured residential, commercial, and home equity loans such as the mortgage loans in the trust fund. The Exemption was amended by PTE 2000-58, Exemption Application No. D-10829, 65 Fed. Reg. 67765 (2000) and PTE 2002-41, Exemption Application No. D-11077, 67 Fed. Reg. 54487 (2002) to extend exemptive relief to certificates, including Subordinated Certificates, rated in the four highest generic rating categories in certain designated transactions, provided the conditions of the Exemption are met. The Exemption will apply to the acquisition, holding and resale of the Offered LIBOR Certificates (the "ERISA Eligible Certificates") by a Plan (subject to the discussion below concerning the interest rate swap agreement), provided that specific conditions (certain of which are described below) are met.

      Among the conditions which must be satisfied for the Exemption, as amended, to apply to the ERISA Eligible Certificates are the following:

            (1) The acquisition of the ERISA Eligible Certificates by a Plan is on terms (including the price for the ERISA Eligible Certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

            (2) The ERISA Eligible Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the four highest generic rating categories from S&P, Moody's or Fitch, Inc.;

            (3) The trustee is not an affiliate of any other member of the Restricted Group (as defined below) other than an underwriter;

            (4) The sum of all payments made to and retained by the underwriter in connection with the distribution of the ERISA Eligible Certificates represents not more than reasonable compensation for underwriting the ERISA Eligible Certificates. The sum of all payments made to and retained by the depositor pursuant to the sale of the ERISA Eligible Certificates to the trust fund represents not more than the fair market value of such mortgage loans. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services under the pooling and servicing agreement and reimbursement of the servicer's reasonable expenses in connection with its services; and

            (5) The Plan investing in the ERISA Eligible Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

      Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest prohibited transactions that may arise when a Plan fiduciary causes a Plan to acquire certificates in a trust containing receivables on which the fiduciary (or its affiliate) is an obligor only if, among other requirements, (i) in the case of the acquisition of ERISA Eligible Certificates in connection with the initial issuance, at least 50% of each class of ERISA Eligible Certificates and at least 50% of the aggregate interests in the trust fund are acquired by persons independent of the Restricted Group (as defined below), (ii) the Plan's investment in ERISA Eligible Certificates does not exceed 25% of each class of ERISA Eligible Certificates outstanding at the time of the acquisition, (iii) immediately after the acquisition, no more than 25% of the assets of any Plan for which the fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity, and (iv) the fiduciary or its affiliate is an obligor with respect to obligations representing no more than 5% of the fair market value of the obligations in the trust. This relief is not available to Plans sponsored by the depositor, the underwriter, the trustee, the servicer, the Swap Provider, any obligor with respect to mortgage loans included in the trust fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any affiliate of such parties (the "Restricted Group").

      Except as provided below with respect to the interest rate swap agreement, the depositor believes that the Exemption will apply to the acquisition and holding by Plans of the ERISA Eligible Certificates sold by the underwriter and that all conditions of the Exemption other than those within the control of the investors have been met. In addition, as of the date of this prospectus supplement, there is no obligor with respect to mortgage loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets of the trust fund.

      Each purchaser that is a Plan or that is investing on behalf of or with plan assets of a Plan in reliance on the Exemption will be deemed to represent that it qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act.

      The rating of a certificate may change. If a class of certificates no longer has a rating of at least BBB- or its equivalent, then certificates of that class will no longer be eligible for relief under the Exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the certificates when it had a permitted rating would not be required by the Exemption to dispose of it).

      The interest rate swap agreement does not meet all of the requirements for an "eligible swap" under the Exemption, and consequently is not eligible for the exemptive relief available under the Exemption. For ERISA purposes, an interest in a class of LIBOR Certificates should represent beneficial interest in two assets, (i) the right to receive payments with respect to the applicable class without taking into account payments made or received with respect to the interest rate swap agreement and (ii) the rights and obligations under the interest rate swap agreement. A Plan's purchase and holding of an ERISA Eligible Certificate could constitute or otherwise result in a prohibited transaction under ERISA and Section 4975 of the Code between the Plan and the Swap Provider unless an exemption is available.

      Accordingly, as long as the interest rate swap agreement is in effect, no Plan or other person using Plan assets may acquire or hold any interest in an ERISA Eligible Certificate unless such acquisition or holding is eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (for transactions by independent "qualified professional asset managers"), PTCE 91-38 (for transactions by bank collective investment funds), PTCE 90-1 (for transactions by insurance company pooled separate accounts), PTCE 95-60 (for transactions by insurance company general accounts) or PTCE 96-23 (for transactions effected by "in-house asset managers") or similar exemption under similar law (collectively, the "Investor-Based Exemptions"). It should be noted, however, that even if the conditions specified in one or more of the Investor-Based Exemptions are met, the scope of relief provided by the Investor-Based Exemptions may not necessarily cover all acts that might be construed as prohibited transactions. Plan fiduciaries should consult their legal counsel concerning these issues. As long as the interest rate swap agreement is in effect, each beneficial owner of an ERISA Eligible Certificate, or any interest in an ERISA Eligible Certificate, shall be deemed to have represented that either (i) it is not a Plan or person using Plan assets or (ii) its acquisition and holding of the offered certificate are eligible for the exemptive relief available under at least one of the Investor-Based Exemptions.

      Employee benefit plans that are governmental plans (as defined in section 3(32) of ERISA) and certain church plans (as defined in section 3(33) of ERISA) are not subject to ERISA requirements. However, such plans may be subject to applicable provisions of other federal and state laws materially similar to the provisions of ERISA or the Code (any such applicable law, "Similar Law").

      Any Plan fiduciary who proposes to cause a Plan to purchase ERISA Eligible Certificates should consult with its own counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of ERISA Eligible Certificates. Assets of a Plan or individual retirement account should not be invested in the ERISA Eligible Certificates unless it is clear that the assets of the trust fund will not be plan assets or unless it is clear that the Exemption and, as long as the interest rate swap agreement is in effect, one or more of the Investor-Based Exemptions will apply and exempt all potential prohibited transactions.

      The Residual Certificates may not be purchased by or transferred to a Plan or any other person investing "plan assets" of any Plan (or any plan subject to Similar Law). Accordingly, the preceding discussion does not purport to discuss any considerations under ERISA, the Code or Similar Law with respect to the purchase, acquisition or resale of the Residual Certificates.

                                LEGAL INVESTMENT

      The Offered Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, and as a result, the appropriate characterization of the Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Offered Certificates, is subject to significant interpretive uncertainties.

      No representations are made as to the proper characterization of the Offered Certificates for legal investment, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. The uncertainties described above and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the Offered Certificates may adversely affect the liquidity of the Offered Certificates.

      Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult their own legal advisors in determining whether, and to what extent, the Offered Certificates will constitute legal investments for them or are subject to investment, capital or other restrictions.

      See "Legal Investment" in the prospectus.

                                  LEGAL MATTERS

      The validity of the certificates and certain federal income tax matters will be passed upon for the depositor and the underwriter by Cadwalader, Wickersham & Taft LLP, New York, New York.

                                     RATINGS

      In order to be issued, the Offered Certificates must be assigned ratings not lower than the following by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's"):


Class ..........        S&P            Moody's
-----------------------------------------------
A-1 ............        AAA              Aaa
A-2A ...........        AAA              Aaa
A-2B ...........        AAA              Aaa
A-2C ...........        AAA              Aaa
M-1 ............        AA+              Aa1
M-2 ............        AA+              Aa2
M-3 ............         AA              Aa3
M-4 ............         AA               A1
M-5 ............        AA-               A2
M-6 ............         A+               A3
M-7 ............         A               Baa1
M-8 ............         A-              Baa2
B-1 ............        BBB+             Baa3
B-2 ............        BBB+             Ba1
R-1 ............        AAA              N/A
R-2 ............        AAA              N/A
R-3 ............        AAA              N/A

      A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the certificates. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of the Basis Risk Carry Forward Amount or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield. Explanations of the significance of such ratings may be obtained from Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041 and Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to any of the Offered Certificates by S&P or Moody's are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.

                                GLOSSARY OF TERMS

      The following terms have the meanings given below when used in this prospectus supplement.

      "Accrued Certificate Interest" means, for each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statute, as described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Acoustic" means Acoustic Home Loans, LLC, a Delaware limited liability company.

      "Acoustic mortgage loans" means the mortgage loans in the trust that were acquired from Acoustic.

      "Adjustment Date" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Applied Realized Loss Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "ARM" means an adjustable-rate mortgage loan.

      "Available Funds" means, with respect to any Distribution Date, the sum of the following amounts, to the extent received by the master servicer, with respect to the mortgage loans, net of amounts payable or reimbursable to the depositor, the master servicer, the servicer, the securities administrator, the custodians and the trustee, if any, payable with respect to that Distribution Date:: (1) the aggregate amount of monthly payments on the mortgage loans due on the due date in the related Due Period and received by the servicer on or prior to the related Determination Date, after deduction of the related servicing fee, the master servicing fee and the trustee fee for that Distribution Date, together with any related P&I Advance for that Distribution Date, (2) certain unscheduled payments in respect of the mortgage loans received by the servicer during the related Prepayment Period, including prepayments, Insurance Proceeds, Condemnation Proceeds and net Liquidation Proceeds, excluding Prepayment Premiums, (3) Compensating Interest payments in respect of prepayment interest shortfalls for that Distribution Date, (4) the proceeds from repurchases of mortgage loans and any Substitution Adjustment Amounts received in connection with the substitution of mortgage loans with respect to that Distribution Date,
(5) any Net Swap Receipts for such Distribution Date and (6) all proceeds received with respect to any Optional Clean-up Call. The holders of the Class P certificates will be entitled to all Prepayment Premiums received on the mortgage loans and such amounts will not be part of Available Funds or available for distribution to the holders of the Offered Certificates.

      "Basic Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount for that Distribution Date over (ii) the Excess Overcollateralized Amount, if any, for that Distribution Date.

      "Basis Risk Carry Forward Amount" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

      "Basis Risk Contracts" has the meaning set forth in "Federal Income Tax Consequences--Taxation of Regular Interests" in this prospectus supplement.

      "Basis Risk Payment" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

       "Class A" means the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates, collectively.

      "Class A Certificate Group" means the Class A-1 Certificate Group or the Class A-2 Certificate Group, as applicable.

            "Class A Principal Allocation Percentage" for any Distribution Date is the percentage equivalent of a fraction, determined as follows:

                  (i) with respect to the Class A-1 Certificate Group, a
            fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the group I mortgage loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and

                  (ii) with respect to the Class A-2 Certificate Group, a
            fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the group II mortgage loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.

      "Class A Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (a) the aggregate Class Certificate Balance of the Class A certificates immediately prior to that Distribution Date over (b) the lesser of (x) 46.90% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class A-1 Certificate Group" means the Class A-1 certificates.

      "Class A-2 Certificate Group" means the Class A-2A, Class A-2B and Class A-2C certificates, collectively.

      "Class B-1 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (h) the Class Certificate Balance of the Class M-7 certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount for that Distribution Date), (i) the Class Certificate Balance of the Class M-8 certificates (after taking into account the distribution of the Class M-8 Principal Distribution Amount for that Distribution Date) and (j) the Class Certificate Balance of the Class B-1 certificates immediately prior to that Distribution Date, over the lesser of (a) 87.50% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class B-2 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that

Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (h) the Class Certificate Balance of the Class M-7 certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount for that Distribution Date), (i) the Class Certificate Balance of the Class M-8 certificates (after taking into account the distribution of the Class M-8 Principal Distribution Amount for that Distribution Date), (j) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that Distribution Date) and (k) the Class Certificate Balance of the Class B-2 certificates immediately prior to that Distribution Date, over the lesser of (a) 90.10% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

     "Class B-3 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (h) the Class Certificate Balance of the Class M-7 certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount for that Distribution Date), (i) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that Distribution Date), (j) the Class Certificate Balance of the Class B-2 certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount for that Distribution Date) and (k) the Class Certificate Balance of the Class B-3 certificates immediately prior to that Distribution Date, over the lesser of (a) 90.10% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class Certificate Balance" means, with respect to any class of LIBOR Certificates as of any Distribution Date, the initial Class Certificate Balance of that class reduced by the sum of:

      o all amounts previously distributed to holders of certificates of that class as payments of principal, and

      o the amount of any Applied Realized Loss Amounts previously allocated to that class of certificates;

provided, however, that immediately following the Distribution Date on which a Subsequent Recovery is distributed, the Class Certificate Balances of any class or classes of certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recovery distributed on such Distribution Date (up to the amount of Applied Realized Loss Amounts allocated to such class or classes).

      "Class M-1 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date) and (b) the Class Certificate Balance of the Class M-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) 55.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class M-2 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date) and (c) the Class Certificate Balance of the Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) 62.50% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class M-3 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date) and (d) the Class Certificate Balance of the Class M-3 certificates immediately prior to that Distribution Date, over the lesser of (a) 7.80% of the aggregate Stated Principal

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Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

     "Class M-4 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date) and (e) the Class Certificate Balance of the Class M-4 certificates immediately prior to that Distribution Date, over the lesser of (a) 71.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

     "Class M-5 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date) and (f) the Class Certificate Balance of the Class M-5 certificates immediately prior to that Distribution Date, over the lesser of (a) 75.60% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.


     "Class M-6 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date) and (g) the Class Certificate Balance of the Class M-6 certificates immediately prior to that Distribution Date, over the lesser of (a) 79.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

     "Class M-7 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates

(after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date) and (h) the Class Certificate Balance of the Class M-7 certificates immediately prior to that Distribution Date, over the lesser of (a) 82.30% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class M-8 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (h) the Class Certificate Balance of the Class M-7 certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount for that Distribution Date) and (i) the Class Certificate Balance of the Class M-8 certificates immediately prior to that Distribution Date, over the lesser of (a) 84.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Code" has the meaning set forth in "Federal Income Tax Consequences" in this prospectus supplement.

      "Combined original loan-to-value ratio" or "CLTV" has the meaning set forth in "The Mortgage Loan Pool--General" in this prospectus supplement.

      "Compensating Interest" has the meaning set forth in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement.

      "Condemnation Proceeds" means all awards or settlements in respect of a mortgaged property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

      "Conduit mortgage loans" means the mortgage loans in the trust that were acquired by GSMC through the Goldman Sachs Mortgage Company mortgage conduit program.

       "Credit Scores" has the meaning set forth in "The Mortgage Loan Pool--Credit Scores" in this prospectus supplement.

      "Defaulted Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Determination Date" means, for each Distribution Date, the 18th of the month in which such Distribution Date occurs, or, if that day is not a business day, the immediately preceding business day.

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      "Distribution Date" has the meaning set forth in "Description of the
Certificates--Distributions" in this prospectus supplement.

      "DOL" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Downgrade Terminating Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Due Period" means, with respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which that Distribution Date occurs and ending on the first day in the calendar month in which that Distribution Date occurs.

      "ERISA" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "ERISA Eligible Certificates" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Excess Overcollateralized Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Excess Reserve Fund Account" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

      "Exemption" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Expense Fee Rate" means, with respect to any mortgage loan, a per annum rate equal to the sum of the servicing fee rate and the master servicing fee rate. The Expense Fee Rate is not expected to exceed 0.5115%. See "The Pooling and Servicing Agreement--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" in this prospectus supplement.

      "Extra Principal Distribution Amount" means, as of any Distribution Date, the lesser of (x) the related Total Monthly Excess Spread for that Distribution Date and (y) the related Overcollateralization Deficiency for that Distribution Date.

      "First NLC" means First NLC Financial Services, LLC, a Florida limited liability company.

      "First NLC Agreements" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

      "First NLC Assignment Agreement" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

      "First NLC mortgage loans" means the mortgage loans in the trust that were acquired from First NLC.

      "Fitch" means Fitch, Inc.

      "Fremont" means Fremont Investment & Loan, a California state chartered industrial bank.

      "Fremont Agreements" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

      "Fremont Assignment Agreement" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

      "Fremont mortgage loans" means the mortgage loans in the trust that were acquired from Fremont.

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      "Gross Margin" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "GSMC" means Goldman Sachs Mortgage Company, a New York limited partnership.

      "Index" shall mean the Six-Month LIBOR Loan Index.

      "Initial Cap" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Insurance Proceeds" means, with respect to each mortgage loan, proceeds of insurance policies insuring the mortgage loan or the related mortgaged property.

      "Interest Accrual Period" means, for any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, for the initial Distribution Date, the closing date) and ending on the day immediately preceding the current Distribution Date.

      "Interest Remittance Amount" means, with respect to any Distribution Date and the mortgage loans in a loan group, that portion of Available Funds attributable to interest (calculated net of the Expense Fee Rate) relating to the mortgage loans in that mortgage loan group and any Net Swap Receipts attributable to that loan group for that Distribution Date, net of any Net Swap Payments made from that loan group with respect to that Distribution Date.

      "Investor-Based Exemptions" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "LIBOR Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

      "LIBOR Determination Date" means, with respect to any Interest Accrual Period and the LIBOR Certificates, the second London business day preceding the commencement of that Interest Accrual Period. For purposes of determining One-Month LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

      "Liquidation Proceeds" means any cash received in connection with the liquidation of a defaulted mortgage loan, whether through a trustee's sale, foreclosure sale or otherwise, including any Subsequent Recoveries.

      "Loan Group I Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Loan Group II Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Loan-to-value ratio" or "LTV" has the meaning set forth in "The Mortgage Loan Pool--General" in this prospectus supplement.

      "Maximum Rate" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Meritage" means Meritage Mortgage Corporation, an Oregon corporation.

      "Meritage mortgage loans" means the mortgage loans in the trust that were acquired from Meritage.

      "MERS Designated Mortgage Loan" means any mortgage loan for which (1) Mortgage Electronic Registration Systems, Inc., its successors and assigns has been designated the mortgagee of record and (2) the trustee is designated the investor pursuant to the procedures manual of MERSCORP, Inc.

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

      "Minimum Rate" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Moody's" has the meaning set forth in "Ratings" in this prospectus supplement.

      "Net Monthly Excess Cash Flow" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Net Swap Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Net Swap Receipt" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Ocwen" means Ocwen Loan Servicing, LLC, a Delaware limited liability company.

      "Offered Certificates" has the meaning set forth in "Description of the Certificates-General" in this prospectus supplement.

      "Offered LIBOR Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

      "One-Month LIBOR" means, with respect to any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on that date. If the rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time), on that day to prime banks in the London interbank market. The securities administrator will be required to request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the securities administrator (after consultation with the depositor), at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

      "Optional Clean-up Call" has the meaning set forth in "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement.

      "Original Sale Date" means, with regard to each mortgage loan, the date on which GSMC acquired such mortgage loan from the applicable original loan seller.

      "Overcollateralization Deficiency" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Overcollateralization Floor" means 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date.

      "Overcollateralization Reduction Amount" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Overcollateralized Amount" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "P&I Advances" means advances made by the servicer or the master servicer (including the trustee as successor master servicer and any other successor master servicer) acting as back-up servicer on each Distribution Date with respect to delinquent payments of interest and principal on the mortgage loans, less the servicing fee.

      "Pass-Through Rate" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Periodic Cap" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Plan" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Prepayment Assumption" has the meaning set forth in "Prepayment and Yield Considerations--Structuring Assumptions" in this prospectus supplement.

      "Prepayment Period" means, with respect to any Distribution Date, the calendar month preceding the month in which that Distribution Date occurs.

      "Prepayment Premium" has the meaning set forth in "The Mortgage Loan Pool--Prepayment Premiums" in this prospectus supplement.

      "Principal Distribution Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Principal Remittance Amount" means, with respect to any Distribution Date, to the extent of funds available for distribution as described in this prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date, (ii) all full and partial principal prepayments received on the mortgage loans during the related Prepayment Period, (iii) all net Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds on the mortgage loans allocable to principal and received during the related Prepayment Period, (iv) the portion of the repurchase price allocable to principal with respect to each mortgage loan that was repurchased with respect to that Distribution Date, (v) the portion of Substitution Adjustment Amounts allocable to principal received in connection with the substitution of any mortgage loan as of that Distribution Date, and
(vi) the portion of the proceeds received with respect to any Optional Clean-up Call (to the extent they relate to principal).

      "PTCE" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "PTE" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each rating agency shall have been given ten days (or such shorter period as is acceptable to each rating agency) prior notice of that action and that each of the rating agencies shall have notified the trustee, the servicer, the depositor and the trust in writing that such action will not result in a reduction, qualification or withdrawal of the then current rating of the certificates that it maintains.

      "Record Date" means, (a) with respect to any Distribution Date and the LIBOR Certificates, the last business day of the related Interest Accrual Period, unless the LIBOR Certificates are issued in definitive form, in which case the Record Date will be the last business day of the month immediately preceding the month in which that Distribution Date occurs, and (b) with respect to the Residual Certificates, the last business day of the month preceding the month in which the related Distribution Date occurs.

      "Reference Banks" means leading banks selected by the securities administrator (after consultation with the depositor) and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

      "Regular Interest" has the meaning set forth in "Federal Income Tax Consequences--General" in this prospectus supplement.

      "REIT" has the meaning set forth in "Federal Income Tax Consequences" in this prospectus supplement.

      "Representations Agreement" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

      "Required Swap Counterparty Rating" means, with respect to a counterparty or entity guaranteeing the obligations of such counterparty, (x) either (i) if such counterparty or entity has only a long-term rating by Moody's, a long-term senior, unsecured debt obligation rating, credit rating or other similar rating (as the case may be, the "Long-Term Rating") of at least "Aa3" by Moody's and if rated "Aa3" by Moody's is not on negative credit watch by Moody's or (ii) if such counterparty or entity has a Long-Term Rating and a short-term rating by Moody's, a Long-Term Rating of at least "A1" by Moody's and a short-term rating of "P-1" by Moody's and, in each case, such rating is not on negative credit watch by Moody's and (y) (i) a short-term rating of at least "A-1" by S&P or
(ii) if such counterparty or entity does not have a short-term rating by S&P, a Long-Term Rating of at least "A+" by S&P.

      "Residual Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

      "Restricted Group" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "S&P" has the meaning set forth in "Ratings" in this prospectus supplement.

      "Senior Enhancement Percentage" means with respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Subordinated Certificates and (ii) the Overcollateralized Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution
Date) by (y) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date.

      "Senior Specified Enhancement Percentage" on any date of determination is approximately 53.10%.

      "Servicer Remittance Date" means, with respect to any Distribution Date, the business day immediately preceding that Distribution Date.

      "Six-Month LIBOR Loan Index" has the meaning set forth in "The Mortgage Loan Pool--The Index" in this prospectus supplement.

      "Specified Overcollateralized Amount" means, prior to the Stepdown Date, an amount equal to 4.95% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date; on and after the Stepdown Date, an amount equal to 9.90% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, subject, until the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, to a minimum amount equal to the Overcollateralization Floor; provided, however, that if, on any Distribution Date, a Trigger Event has occurred, the Specified Overcollateralized Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead will remain the same as the prior period's Specified Overcollateralized Amount until the Distribution Date on which a Trigger Event is no longer occurring. When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Overcollateralized Amount will thereafter equal zero.

      "Stated Principal Balance" means, as to any mortgage loan and as of any date of determination, (i) the principal balance of the mortgage loan at the cut-off date after giving effect to payments of principal due on or before such date, minus (ii) all amounts previously remitted to the securities administrator with respect to the related mortgage loan representing payments or recoveries of principal, including advances in respect of scheduled payments of principal. For purposes of any Distribution Date, the Stated Principal Balance of any mortgage loan will give effect to any scheduled payments of principal received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Prepayment Period, and the Stated Principal Balance of any mortgage loan that has prepaid in full or has been liquidated during the related Prepayment Period will be zero.

      "Stepdown Date" means the earlier to occur of (a) the date on which the aggregate Class Certificate Balances of the Class A certificates have been reduced to zero and (b) the later to occur of (i) the Distribution Date in January 2009 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

      "Structuring Assumptions" has the meaning set forth in "Prepayment and Yield Considerations--Structuring Assumptions" in this prospectus supplement.

      "Subordinated Certificates" means any of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 or Class B-2 certificates.

      "Subsequent Recovery" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Substitute Mortgage Loan" means a mortgage loan substituted by First NLC or Fremont within 120 days of the applicable Original Sale date for a mortgage loan that is in breach of First NLC or Fremont's representations and warranties regarding the applicable mortgage loans or a mortgage loan substituted by GSMC for a mortgage loan that is in breach of GSMC's representations and warranties regarding the applicable mortgage loans, which must, on the date of such substitution, (i) have a principal balance, after deduction of the principal portion of the scheduled payment due in the month of substitution, not in excess of the principal balance of the mortgage loan in breach; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the mortgage loan in breach; (iii) have a remaining term to maturity no greater than (and not more than one year less than that of) the mortgage loan in breach; (iv) be of the same type as the mortgage loan in breach (i.e., fixed-rate or adjustable-rate with same Periodic Cap and Index) and (v) comply with each representation and warranty made by GSMC, First NLC or Fremont, as applicable.

      "Substitution Adjustment Amount" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

      "Substitution Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Supplemental Interest Trust" has the meaning set forth in "Description of the Certificates--Supplemental Interest Trust" in this prospectus supplement.

      "Swap Administrator" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Swap Provider" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Service (or any other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

      "Total Monthly Excess Spread" means, with respect to any Distribution Date, the excess, if any, of (x) the interest collected on the mortgage loans by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date, net of the servicing fee and the trustee fee and plus Net Swap Receipts and less Net Swap Payments for such Distribution Date, over (y) the amounts paid to the classes of certificates pursuant to clause (i) under the sixth full paragraph of "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Trigger Event," with respect to any Distribution Date, means the circumstances in which (i) the quotient (expressed as a percentage) of (x) the rolling three month average of the aggregate unpaid principal balance of the mortgage loans that are 60 days delinquent or more, including mortgage loans in foreclosure, all REO properties and all mortgage loans where the mortgagor has filed for bankruptcy, and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds 30.00% of the Senior Enhancement Percentage as of the last day of the prior Due Period or (ii) the aggregate amount of realized losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date Occurring In   Cumulative Realized Loss Percentage
------------------------------   ---------------------------------------------------------------------------------------
January 2008 - December 2009     1.80% for the first month, plus an additional 1/12th of 2.20% for each month thereafter
January 2009 - December 2010     4.00% for the first month, plus an additional 1/12th of 1.75% for each month thereafter
January 2010 - December 2011     5.75% for the first month, plus an additional 1/12th of 1.75% for each month thereafter
January 2011 - December 2012     7.50% for the first month, plus an additional 1/12th of 0.75% for each month thereafter
January 2012 and thereafter      8.25%

      "Trust REMICs" has the meaning set forth in "Federal Income Tax Consequences--General" in this prospectus supplement.

      "Unpaid Interest Amount" for any class of certificates and any Distribution Date will equal the sum of (a) the portion of Accrued Certificate Interest from Distribution Dates prior to the current Distribution Date remaining unpaid immediately prior to the current Distribution Date, and (b) interest on the amount in clause (a) at the applicable Pass-Through Rate (to the extent permitted by applicable law).

      "U.S. Bank" means U.S. Bank National Association, a national banking association.

      "WAC Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Wells Fargo" means Wells Fargo Bank, N.A., a national banking association.

                                     ANNEX I

           CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

      A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Code (a "non-U.S. holder") holding a book-entry certificate through Clearstream, societe anonyme, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a "U.S. withholding agent") establishing an exemption from withholding. A non-U.S. holder may be subject to withholding unless each U.S. withholding agent receives:

      1. from a non-U.S. holder that is classified as a corporation for U.S. federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS Form W-8BEN (or any successor form);

      2. from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the LIBOR Certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

      3. from a non-U.S. holder that is classified as a partnership for U.S. federal income tax purposes, a duly completed and executed IRS Form W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

      4. from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of an Offered Certificate):

            (a) if the intermediary is a "qualified intermediary" within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury Regulations (a "qualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

                  (i) stating the name, permanent residence address and
            qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the qualified intermediary is created, incorporated or governed,

                  (ii) certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations,

                  (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is not acting for its own account but is acting as a qualified intermediary, and

                  (iv) providing any other information, certifications, or
            statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information and certifications described in section 1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the U.S. Treasury
            Regulations; or

            (b) if the intermediary is not a qualified intermediary (a "nonqualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

                  (i) stating the name and permanent residence address of the nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed,

                  (ii) certifying that the nonqualified intermediary is not
            acting for its own account,

                  (iii) certifying that the nonqualified intermediary has
            provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners, and

                  (iv) providing any other information, certifications or
            statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury Regulations; or

      5. from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the Offered Certificate, either an IRS Form W-8BEN or W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

      All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S. Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

      In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, societe anonyme, Euroclear or DTC may be subject to backup withholding unless the holder--

                  (i) provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S. holder;

                  (ii) provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

                  (iii) can be treated as a "exempt recipient" within the
            meaning of section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a corporation or a financial institution such as a bank).

      This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                    ANNEX II

            INTEREST RATE SWAP NOTIONAL AMOUNT AMORTIZATION SCHEDULE

                         Interest Rate Swap
  Distribution Date      Notional Amount ($)
---------------------- -----------------------
        01/06              $733,727,034
        02/06              $714,813,723
        03/06              $693,103,628
        04/06              $668,689,029
        05/06              $641,695,232
        06/06              $612,306,048
        07/06              $580,708,104
        08/06              $547,173,135
        09/06              $512,949,530
        10/06              $480,242,854
        11/06              $449,460,917
        12/06              $420,490,931
        01/07              $393,225,590
        02/07              $367,563,977
        03/07              $343,400,065
        04/07              $320,657,987
        05/07              $299,241,669
        06/07              $278,966,579
        07/07              $259,895,232
        08/07              $241,793,302
        09/07              $79,772,004
        10/07              $75,633,861
        11/07              $71,714,763
        12/07              $68,002,880
        01/08              $64,487,030
        02/08              $61,156,650
        03/08              $58,001,754
        04/08              $55,012,906
        05/08              $52,181,187
        06/08              $49,474,188
        07/08              $46,901,682
        08/08              $44,406,690
        09/08              $26,632,647
        10/08              $25,379,831
        11/08              $24,173,061
        12/08              $23,035,886
        01/09              $21,970,155
        02/09              $20,964,134
        03/09              $20,004,425
        04/09              $19,088,873
        05/09              $18,215,425
        06/09              $17,382,124
        07/09              $16,587,107
        08/09              $15,828,599
        09/09              $15,104,908
        10/09              $14,414,422
        11/09              $13,755,605
        12/09              $13,126,993
        01/10              $12,527,190
        02/10              $11,954,821
        03/10              $11,408,668
        04/10              $10,887,522
        05/10              $10,390,230
        06/10              $9,915,694
        07/10              $9,462,867
        08/10              $9,030,639
        09/10              $8,539,552
        10/10              $8,151,903
        11/10              $7,780,836
        12/10              $6,948,132
     1/11 onwards          $             0

      You should rely only on the information contained in or incorporated by reference into this prospectus supplement or the prospectus. We have not authorized anyone to give you different information. We do not claim the accuracy of the information in this prospectus supplement or the prospectus as of any date other than the date stated on the cover page. We are not offering the securities in any states where it is not permitted.


                          ----------------------------


                          GS Mortgage Securities Corp.

                                    Depositor


                             Wells Fargo Bank, N.A.
                                 Master Servicer


                            Ocwen Loan Servicing, LLC
                                    Servicer


                          ----------------------------

                                   SCHEDULE A

                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2005-HE6 TERM SHEET

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://sec.gov/Archives/edgar/data/807641/000091412105002050/
0000914121-05-002050.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $741,802,000
                                  (Approximate)
                                 GSAMP 2005-HE6
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates


Overview of the Offered Certificates
------------------------------------

                Approximate      Primary     Expected    Initial Pass-    Estimated     Principal      Expected
                 Principal      Collateral    Credit        Through       Avg. Life      Payment      S&P/ Moodys
Certificates   Balance(1)(4)      Group      Support        Rate(5)       (yrs)(2)    Window(2)(3)    Ratings(6)
------------   --------------   ----------   --------    --------------   ---------   -------------   -----------
A-1              $343,226,000    Group I        26.55%   LIBOR + [ - ]%        1.73   01/06 - 10/11     AAA/Aaa
A-2A             $139,779,000    Group II       26.55%   LIBOR + [ - ]%        0.95   01/06 - 09/07     AAA/Aaa
A-2B              $72,080,000    Group II       26.55%   LIBOR + [ - ]%        2.25   09/07 - 11/08     AAA/Aaa
A-2C              $18,143,000    Group II       26.55%   LIBOR + [ - ]%        5.06   11/08 - 10/11    AAA /Aaa
M-1               $31,608,000   Group I & II    22.50%   LIBOR + [ - ]%        5.33   08/10 - 10/11    AA+ /Aa1
M-2               $29,266,000   Group I & II    18.75%   LIBOR + [ - ]%        4.78   02/10 - 10/11    AA+ /Aa2
M-3               $20,682,000   Group I & II    16.10%   LIBOR + [ - ]%        4.54   10/09 - 10/11     AA/Aa3
M-4               $15,218,000   Group I & II    14.15%   LIBOR + [ - ]%        4.42   08/09 - 10/11      AA/A1
M-5               $15,219,000   Group I & II    12.20%   LIBOR + [ - ]%        4.34   07/09 - 10/11     AA- /A2
M-6               $13,267,000   Group I & II    10.50%   LIBOR + [ - ]%        4.29   06/09 - 10/11     A+ /A3
M-7               $12,877,000   Group I & II     8.85%   LIBOR + [ - ]%        4.24   05/09 - 10/11     A/Baa1
M-8                $9,365,000   Group I & II     7.65%   LIBOR + [ - ]%        4.20   04/09 - 10/11    A- /Baa2
B-1               $10,926,000   Group I & II     6.25%   LIBOR + [ - ]%        4.18   03/09 - 10/11   BBB +/Baa3
B-2               $10,146,000   Group I & II     4.95%   LIBOR + [ - ]%        4.16   02/09 - 10/11    BBB+ /Ba1
Total            $741,802,000


(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 10% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all certificates.

(3) The last scheduled distribution date for the Certificates is the Distribution Date in November 2035.

(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.

(6) The ratings on the Offered Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Offered Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield.


Selected Mortgage Pool Data(7)
------------------------------

                                                                 Group I                                 Group II
`                                                Adjustable Rate        Fixed Rate        Adjustable Rate         Fixed Rate
                                                 ----------------    ----------------    ------------------    ----------------
Average Scheduled Principal Balance:                 $397,942,133         $73,734,071          $286,543,764         $29,498,316
Number of Mortgage Loans                                    2,691                 720                 1,027                 174
Average Scheduled Principal Balance                      $147,879            $102,408              $279,010            $169,531
Weighted Average Gross Coupon:                              7.574%              7.529%                7.154%              7.442%
Weighted Average Net Coupon(8):                             7.063%              7.017%                6.642%              6.930%
Weighted Average Current FICO Score:                          620                 629                   647                 658
Weighted Average Original LTV Ratio:                        83.06%              72.24%                81.85%              68.36%
Weighted Average Combined Original LTV Ratio:               83.66%              81.23%                83.08%              84.84%
Weighted Average Std. Remaining Term (months):                355                 335                   354                 337
Weighted Average Seasoning (months):                            3                   3                     3                   3
Weighted Average Months to Roll(9):                            23                   0                    22                   0
Weighted Average Gross Margin(9):                            6.40%               0.00%                 6.12%               0.00%
Weighted Average Initial Rate Cap(9):                        3.27%               0.00%                 2.92%               0.00%
Weighted Average Periodic Rate Cap(9):                       1.33%               0.00%                 1.33%               0.00%
Weighted Average Gross Max. Lifetime Rate(9):               14.04%               0.00%                13.61%               0.00%
Silent Seconds:                                             24.34%               6.80%                46.29%              17.04%


                                                     Aggregate
                                                 ----------------
Average Scheduled Principal Balance:                 $787,718,285
Number of Mortgage Loans                                    4,612
Average Scheduled Principal Balance                      $170,798
Weighted Average Gross Coupon:                              7.412%
Weighted Average Net Coupon(8):                             6.901%
Weighted Average Current FICO Score:                          632
Weighted Average Original LTV Ratio:                        81.06%
Weighted Average Combined Original LTV Ratio:               83.26%
Weighted Average Std. Remaining Term (months):                352
Weighted Average Seasoning (months):                            3
Weighted Average Months to Roll(9):                            23
Weighted Average Gross Margin(9):                            6.28%
Weighted Average Initial Rate Cap(9):                        3.12%
Weighted Average Periodic Rate Cap(9):                       1.33%
Weighted Average Gross Max. Lifetime Rate(9):               13.86%
Silent Seconds:                                             30.41%


(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated or acquired from Meritage Mortgage Corporation ("Meritage") (27.48%), First NLC Financial Services, LLC ("First NLC") (20.87%), Acoustic Home Loans, LLC ("Acoustic") (18.38%), Fremont Investment & Loan ("Fremont) (17.49%) and various mortgage loan sellers (15.77%) through Goldman Sachs Mortgage Company's mortgage conduit program.

o Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 4.95%, and excess spread.

o The Mortgage Loans will be serviced by Ocwen Loan Servicing, LLC ("Ocwen"). Wells Fargo Bank, N.A. ("Wells Fargo") will act as master servicer and will be required to monitor the performance of the servicer.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05HE6" and on Bloomberg as "GSAMP 05-HE6". |X| This transaction will contain a swap agreement with an initial swap notional amount of approximately $733,727,034. For the purposes of calculating the WAC Cap, the swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of [4.9465]% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the Swap Provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:     December 29, 2005

Cut-off Date:              December 1, 2005

Statistical                November 1, 2005
Calculation Date:

Expected Pricing Date:     On or before December 12, 2005

First Distribution         January 25, 2006
Date:


Key Terms
---------

Offered Certificates:      Class A, Class M, and Class B Certificates

Class A Certificates:      Class A-1, Class A-2A, Class A-2B and Class A-2C
                           Certificates

Class A-2 Certificates:    Class A-2A, Class A-2B and Class A-2C Certificates

Class M Certificates:      Class M-1, Class M-2, Class M-3, Class M-4, Class
                           M-5, Class M-6, Class M-7 and Class M-8 Certificates

Class B Certificates:      Class B-1, Class B-2 and Class B-3 Certificates

Class R Certificates:      Class B-1 and Class B-2 Certificates

LIBOR Certificates:        Offered Certificates

Depositor:                 GS Mortgage Securities Corp.

Lead Manager:              Goldman, Sachs & Co.

Servicer:                  Ocwen Loan Servicing, LLC


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trustee:                   LaSalle Bank National Association

Master Servicer:           Wells Fargo Bank, N.A.

Swap Provider:             [Goldman Sachs Mitsui Marine Derivatives Products
                           Corp.]

Servicing Fee Rate:        50 bps

Master Servicing and       Approximately 1.150 bps
Trustee Fee Rate:

Expense Fee Rate:          The Servicing Fee Rate and the Master Servicing and
                           Trustee Fee Rate

Distribution Date:         25th day of the month or the following business day

Record Date:               For any Distribution Date, the last business day of
                           the Interest Accrual Period

Delay Days:                0 day delay on all Certificates

Prepayment Period:         The calendar month prior to the Distribution Date

Due Period:                The period commencing on the second day of the
                           calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                 Actual/360 basis

Interest Accrual           The prior Distribution Date to the day prior to the
Period:                    current Distribution Date except for the initial
                           accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment         2/28 adjustable rate mortgage loans: CPR starting at
Assumption:                5% CPR in the first month of the mortgage loan (i.e.
                           loan age) and increasing to 30% CPR in month 12 (an approximate 2.273% increase per month), remaining at 30% CPR for 12 months, then moving to 60 CPR for 3 months, and then remaining at 35% CPR thereafter.

                           3/27 adjustable rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30% CPR in month 12 (an approximate 2.273% increase per month), remaining at 30% CPR for 24 months, then moving to 60 CPR for 3 months, and then remaining at 35% CPR thereafter.

                           Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:            The trust will consist of sub-prime, first and second
                           lien, fixed rate and adjustable rate residential mortgage loans.

Group I Mortgage Loans:    Approximately $471,676,204 of Mortgage Loans with
                           original principal balances as of the Statistical
                           Calculation Date that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie
                           Mae or Freddie Mac.

Group II Mortgage          Approximately $316,042,081 of Mortgage Loans with
Loans:                     original principal balances as of the Statistical
                           Calculation Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set
                           Fannie Mae or Freddie Mac.

Excess Spread:             The initial weighted average net coupon of the
                           mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical
                           Calculation Date rolled one month at 10% CPR:

                           Initial Gross WAC(1):                         7.4120%
                             Less Fees & Expenses(2):                    0.5115%
                                                                     -----------
                           Net WAC(1):                                   6.9005%
                             Less Initial LIBOR Certificate Coupon       4.5483%
                             (Approx.)(3):
                             Less Initial Swap Outflow(3):               0.4959%
                                                                     -----------
                           Initial Excess Spread(1):                     1.8562%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           (1) This amount will vary on each Distribution Date based on changes to the weighted average of the interest rates on the Mortgage Loans as well as any changes in day count.

                           (2)   Assumes a fee of 51.150 bps.

                           (3)   Assumes 1-month LIBOR equal to 4.4190%,
                                 initial marketing spreads and a 30-day month. This amount will vary on each Distribution Date based on changes to the weighted average of the pass-through rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:        Yes as to principal and interest, subject to
                           recoverability

Compensating Interest:     The Servicer shall provide Compensating Interest
                           equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary Principal Prepayments on the Mortgage Loans during the related Prepayment Period and (B) its aggregate Servicing Fee received for the related
                           Distribution Date.

Optional Clean-up Call:    The transaction has a 10% optional clean-up call.

Rating Agencies:           Standard & Poor's Ratings Services, a division of The
                           McGraw-Hill Companies, Inc. and Moody's Investors
                           Service, Inc. will rate all of the Offered
                           Certificates.

Minimum Denomination:      $25,000 with regard to each of the Offered
                           Certificates

Legal Investment:          It is anticipated that the Offered Certificates will
                           not be SMMEA eligible.

ERISA Eligible:            Underwriter's exemption is expected to apply to the
                           Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:             Portions of the trust will be treated as multiple
                           real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                           The Offered Certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

Registration Statement     This term sheet does not contain all information that
and Prospectus:            is required to be included in a registration
                           statement, or in a base prospectus and prospectus supplement.

                           The Depositor has filed a registration statement (including the prospectus with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

                           The registration statement referred to above
                           (including the prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:

                           http://sec.gov/Archives/edgar/data/807641/00009141210
                           5002050/0000914121-05-002050.txt

Risk Factors:              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                           INCLUDED IN THE REGISTRATION STATEMENT FOR A
                           DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED
                           IN CONNECTION WITH AN INVESTMENT IN THE OFFERED
                           CERTIFICATES.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Step-down Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Step-down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 4.95% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 9.90% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in January 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 53.10%.


----------------------------------------------------------------------------------------------------------------------
       Class             Initial Credit Enhancement Percentage(1)                 Step-Down Date Percentage
----------------------------------------------------------------------------------------------------------------------
         A                                26.55%                                            53.10%
----------------------------------------------------------------------------------------------------------------------
        M-1                               22.50%                                            45.00%
----------------------------------------------------------------------------------------------------------------------
        M-2                               18.75%                                            37.50%
----------------------------------------------------------------------------------------------------------------------
        M-3                               16.10%                                            32.20%
----------------------------------------------------------------------------------------------------------------------
        M-4                               14.15%                                            28.30%
----------------------------------------------------------------------------------------------------------------------
        M-5                               12.20%                                            24.40%
----------------------------------------------------------------------------------------------------------------------
        M-6                               10.50%                                            21.00%
----------------------------------------------------------------------------------------------------------------------
        M-7                               8.85%                                             17.70%
----------------------------------------------------------------------------------------------------------------------
        M-8                               7.65%                                             15.30%
----------------------------------------------------------------------------------------------------------------------
        B-1                               6.25%                                             12.50%
----------------------------------------------------------------------------------------------------------------------
        B-2                               4.95%                                             9.90%
----------------------------------------------------------------------------------------------------------------------

(1) Includes initial overcollateralization percentage.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 30.00% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


--------------------------------------------------------------------------------------------------------------
         Distribution Dates                              Cumulative Realized Loss Percentage
--------------------------------------------------------------------------------------------------------------
    January 2008 - December 2008       1.80% for the first month, plus an additional 1/12th of 2.20% for each month thereafter
--------------------------------------------------------------------------------------------------------------
                                       4.00% for the first month, plus an additional 1/12th of 1.75% for each
    January 2009 - December 2009                                  month thereafter
--------------------------------------------------------------------------------------------------------------
                                       5.75% for the first month, plus an additional 1/12th of 1.75% for each
    January 2010 - December 2010                                  month thereafter
--------------------------------------------------------------------------------------------------------------
                                       7.50% for the first month, plus an additional 1/12th of 0.75% for each
    January 2011 - December 2011                                  month thereafter
--------------------------------------------------------------------------------------------------------------
     January 2012 and thereafter                                        8.25%
--------------------------------------------------------------------------------------------------------------


Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class R Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or the from Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, net swap payments and certain swap termination payments owed to the Swap Provider.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 46.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 55.00% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 62.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 67.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 71.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 75.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 79.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 82.30% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), and (J) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),and (K) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.10% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, and Class A-2C Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Class R Certificates, pro-rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs
                  (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, allocated between the Class A-1 Certificates in accordance with the Class A-1 Principal Distribution Allocation described above, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B and Class A-2C Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            provided, that if after making distributions pursuant to paragraphs
            (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B and Class A-2C Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

      (iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

      (v) certain swap termination payments to the Supplemental Interest Trust, and


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (vi)  to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the Offered Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
-------------------------------------------------

                                          0-12
                          No Penalty     Months     13-24 Months  25-36 Months  37-48 Months  49-60 Months     Total
----------------------    -----------  -----------  ------------  ------------  ------------  ------------  ------------
2 YR ARM                  $73,398,179  $30,311,015  $233,170,149    $5,366,388            $0      $212,740  $342,458,470
2 YR ARM BALLOON 30/15        937,397      315,154     5,957,146             0             0             0     7,209,697
2 YR ARM BALLOON 40/30      8,733,623    5,659,812    46,239,160       157,017             0             0    60,789,612
2 YR ARM IO                21,751,663   14,428,445   133,410,169       961,800             0             0   170,552,078
3 YR ARM                   37,482,645    2,170,252     3,967,457    17,948,519             0             0    61,568,873
3 YR ARM BALLOON 40/30        967,286            0             0     2,494,256             0             0     3,461,542
3 YR ARM IO                14,707,542      430,951     1,692,720    17,362,376             0             0    34,193,590
5 YR ARM                      914,034            0             0     1,539,556             0             0     2,453,590
5 YR ARM IO                   498,200            0       163,200     1,137,047             0             0     1,798,447
FIXED                      19,348,445    2,291,998     7,711,402    47,988,517             0             0    77,340,362
FIXED BALLOON 30/15         1,879,697      391,206     4,140,506       533,825             0             0     6,945,235
FIXED BALLOON 30/20           133,691            0             0             0             0             0       133,691
FIXED BALLOON 40/30         1,589,498            0       270,181     5,677,714             0             0     7,537,393
FIXED IO                    1,217,245            0     2,237,440     7,664,529             0       156,493    11,275,707
----------------------   ------------  -----------  ------------  ------------   -----------   -----------  ------------
Total:                   $183,559,146  $55,998,834  $438,959,530  $108,831,543            $0      $369,232  $787,718,285
======================   ============  ===========  ============  ============   ===========   ===========  ============


                         No Penalty    0-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
                         ----------    -----------    ------------    ------------    ------------    ------------
2 YR ARM                       9.32%          3.85%          29.60%           0.68%           0.00%           0.03%
2 YR ARM BALLOON 30/15         0.12           0.04            0.76            0.00            0.00            0.00
2 YR ARM BALLOON 40/30         1.11           0.72            5.87            0.02            0.00            0.00
2 YR ARM IO                    2.76           1.83           16.94            0.12            0.00            0.00
3 YR ARM                       4.76           0.28            0.50            2.28            0.00            0.00
3 YR ARM BALLOON 40/30         0.12           0.00            0.00            0.32            0.00            0.00
3 YR ARM IO                    1.87           0.05            0.21            2.20            0.00            0.00
5 YR ARM                       0.12           0.00            0.00            0.20            0.00            0.00
5 YR ARM IO                    0.06           0.00            0.02            0.14            0.00            0.00
FIXED                          2.46           0.29            0.98            6.09            0.00            0.00
FIXED BALLOON 30/15            0.24           0.05            0.53            0.07            0.00            0.00
FIXED BALLOON 30/20            0.02           0.00            0.00            0.00            0.00            0.00
FIXED BALLOON 40/30            0.20           0.00            0.03            0.72            0.00            0.00
FIXED IO                       0.15           0.00            0.28            0.97            0.00            0.02
----------------------  -----------     ----------       ---------     -----------    ------------    ------------
Total:                        23.30%          7.11%          55.73%          13.82%           0.00%           0.05%
======================  ===========     ==========       =========     ===========    ============    ============


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class Certificates
------------------------------------------------

     The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on December 2, 2005) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par, except B-1 and B-2 priced at 97.31628 and
      86.67714 respectively

o     Assumes bonds pay on 25th of month

o     Assumes total expense fee of 51.150 bps


-------------------------------------------------------------------------------------------------------------
                                     First Dollar of Loss                LIBOR Flat                 0% Return
-------------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                 49.23                     48.79                     50.57
            Yield (%)                              5.2551                    4.8068                    0.0406
            WAL                                      2.49                      2.57                      2.48
            Modified Duration                        2.31                      2.39                      2.36
            Principal Window                Jun08 - Jun08             Jul08 - Jul08             Jun08 - Jun08
            Principal Writedown         15,506.02 (0.05%)        401,696.37 (1.27%)     4,123,864.67 (13.05%)
            Total Collat Loss     188,478,313.78 (24.15%)   189,225,388.42 (24.25%)   192,329,944.66 (24.64%)
-------------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                 37.74                     37.86                     39.34
            Yield (%)                              5.2791                    4.8213                    0.0430
            WAL                                      2.99                      2.99                      2.89
            Modified Duration                        2.74                      2.74                      2.73
            Principal Window                Dec08 - Dec08             Dec08 - Dec08             Nov08 - Nov08
            Principal Writedown         22,986.85 (0.08%)        450,360.93 (1.54%)     4,470,748.79 (15.28%)
            Total Collat Loss     163,594,804.33 (20.96%)   163,989,712.13 (21.01%)   167,324,893.10 (21.44%)
-------------------------------------------------------------------------------------------------------------
Class M-3   CDR (%)                                 31.40                     31.49                     32.30
            Yield (%)                              5.3100                    4.8173                    0.0444
            WAL                                      3.24                      3.24                      3.22
            Modified Duration                        2.94                      2.95                      3.01
            Principal Window                Mar09 - Mar09             Mar09 - Mar09             Mar09 - Mar09
            Principal Writedown         30,059.95 (0.15%)        383,946.22 (1.86%)     3,547,259.61 (17.15%)
            Total Collat Loss     145,679,769.39 (18.67%)   146,005,257.39 (18.71%)   148,913,209.47 (19.08%)
-------------------------------------------------------------------------------------------------------------
Class M-4   CDR (%)                                 27.09                     27.18                     27.77
            Yield (%)                              5.4805                    4.8130                    0.0567
            WAL                                      3.49                      3.49                      3.47
            Modified Duration                        3.14                      3.15                      3.21
            Principal Window                Jun09 - Jun09             Jun09 - Jun09             Jun09 - Jun09
            Principal Writedown            841.98 (0.01%)        383,629.74 (2.52%)     2,873,909.52 (18.88%)
            Total Collat Loss     132,789,879.76 (17.01%)   133,139,528.25 (17.06%)   135,418,162.77 (17.35%)
-------------------------------------------------------------------------------------------------------------
Class M-5   CDR (%)                                 23.23                     23.32                     24.02
            Yield (%)                              5.5044                    4.8394                    0.0229
            WAL                                      3.74                      3.74                      3.62
            Modified Duration                        3.34                      3.35                      3.34
            Principal Window                Sep09 - Sep09             Sep09 - Sep09             Aug09 - Aug09
            Principal Writedown         22,923.80 (0.15%)        434,321.58 (2.85%)     3,052,388.28 (20.06%)
            Total Collat Loss     119,937,968.28 (15.37%)   120,313,336.61 (15.42%)   122,369,202.94 (15.68%)
-------------------------------------------------------------------------------------------------------------
Class M-6   CDR (%)                                 20.20                     20.29                     20.79
            Yield (%)                              5.5815                    4.8158                    0.0810
            WAL                                      3.91                      3.91                      3.86
            Modified Duration                        3.47                      3.48                      3.54
            Principal Window                Nov09 - Nov09             Nov09 - Nov09             Nov09 - Nov09
            Principal Writedown          9,001.22 (0.07%)        442,127.83 (3.33%)     2,840,372.83 (21.41%)
            Total Collat Loss     108,436,700.20 (13.89%)   108,835,091.59 (13.95%)   111,036,005.04 (14.23%)
-------------------------------------------------------------------------------------------------------------
Class M-7   CDR (%)                                 17.38                     17.64                     18.11
            Yield (%)                              6.5602                    4.8330                    0.0284
            WAL                                      4.16                      4.07                      3.99
            Modified Duration                        3.59                      3.54                      3.59
            Principal Window                Feb10 - Feb10             Jan10 - Jan10             Jan10 - Jan10
            Principal Writedown         11,021.63 (0.09%)        995,488.68 (7.73%)     3,372,982.37 (26.19%)
            Total Collat Loss      97,501,710.27 (12.49%)    98,118,955.00 (12.57%)   100,305,790.36 (12.85%)
-------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class B Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on December 2, 2005) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par, except B-1 and B-2 priced at 97.31628 and
      86.67714 respectively

o     Assumes bonds pay on 25th of month

o     Assumes total servicing and master servicing fee of 51.150 bps


-------------------------------------------------------------------------------------------------------------
                                     First Dollar of Loss                LIBOR Flat                 0% Return
-------------------------------------------------------------------------------------------------------------
Class M-8   CDR (%)                                 15.54                     15.71                     16.05
            Yield (%)                              7.0028                    4.9054                    0.0192
            WAL                                      4.24                      4.23                      4.15
            Modified Duration                         3.6                      3.63                      3.67
            Principal Window                Mar10 - Mar10             Mar10 - Mar10             Mar10 - Mar10
            Principal Writedown         32,684.13 (0.35%)       940,164.51 (10.04%)     2,742,248.16 (29.28%)
            Total Collat Loss      89,226,037.05 (11.43%)    90,057,407.68 (11.54%)    91,711,567.81 (11.75%)
-------------------------------------------------------------------------------------------------------------
Class B-1   CDR (%)                                 13.48                     13.76                     14.11
            Yield (%)                              7.9498                    4.8120                    0.0969
            WAL                                      4.41                      4.37                      4.24
            Modified Duration                        3.68                      3.71                      3.76
            Principal Window                May10 - May10             May10 - May10             May10 - May10
            Principal Writedown         53,103.25 (0.49%)     1,657,245.66 (15.17%)     3,637,315.94 (33.29%)
            Total Collat Loss      79,886,881.28 (10.24%)    81,321,903.86 (10.42%)    83,103,889.63 (10.65%)
-------------------------------------------------------------------------------------------------------------
Class B-2   CDR (%)                                 11.77                     12.19                     12.47
            Yield (%)                             11.0892                    4.8964                    0.1165
            WAL                                      4.57                      4.43                      4.17
            Modified Duration                         3.7                      3.75                      3.73
            Principal Window                Jul10 - Jul10             Jul10 - Jul10             Jun10 - Jun10
            Principal Writedown         16,523.55 (0.16%)     2,825,349.94 (27.85%)     4,407,128.21 (43.44%)
            Total Collat Loss       71,764,143.14 (9.20%)     74,006,433.07 (9.48%)     75,074,683.67 (9.62%)
-------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Class M Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is not exercised

                            ---------------------------------------------------------
                              50 PPA   75 PPA   100 PPA   125 PPA   150 PPA   175 PPA
-------------------------------------------------------------------------------------
Class A-1    WAL                4.20     2.83      1.91      1.25      1.06      0.93
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       299      218       163        32        25        23
-------------------------------------------------------------------------------------

Class A-2A   WAL                1.67     1.19      0.95      0.78      0.66      0.57
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay        40       27        21        18        15        13
-------------------------------------------------------------------------------------

Class A-2B   WAL                5.91     3.80      2.25      1.83      1.59      1.39
             First Prin Pay       40       27        21        18        15        13
             Last Prin Pay       131       86        35        27        22        21
-------------------------------------------------------------------------------------

Class A-2C   WAL               15.09    10.05      6.47      2.41      1.95      1.79
             First Prin Pay      131       86        35        27        22        21
             Last Prin Pay       288      202       145        31        25        22
-------------------------------------------------------------------------------------

Class M-1    WAL                8.92     6.06      5.80      6.82      5.39      4.47
             First Prin Pay       47       42        56        61        48        40
             Last Prin Pay       274      193       143       126       100        82
-------------------------------------------------------------------------------------

Class M-2    WAL                8.91     6.01      5.23      4.81      3.80      3.20
             First Prin Pay       47       40        50        48        38        33
             Last Prin Pay       266      186       138       106        84        69
-------------------------------------------------------------------------------------

Class M-3    WAL                8.89     5.98      4.98      4.30      3.40      2.90
             First Prin Pay       47       39        46        44        35        30
             Last Prin Pay       258      179       132       101        80        66
-------------------------------------------------------------------------------------

Class M-4    WAL                8.87     5.95      4.85      4.08      3.25      2.76
             First Prin Pay       47       39        44        41        33        28
             Last Prin Pay       250      174       127        98        77        64
-------------------------------------------------------------------------------------

Class M-5    WAL                8.85     5.93      4.76      3.94      3.15      2.67
             First Prin Pay       47       38        43        39        31        27
             Last Prin Pay       244      169       123        94        75        62
-------------------------------------------------------------------------------------

Class M-6    WAL                8.82     5.90      4.69      3.84      3.07      2.60
             First Prin Pay       47       38        42        37        30        26
             Last Prin Pay       236      163       119        91        72        59
-------------------------------------------------------------------------------------

Class M-7    WAL                8.79     5.88      4.62      3.75      3.00      2.55
             First Prin Pay       47       38        41        36        29        25
             Last Prin Pay       228      156       114        87        69        57
-------------------------------------------------------------------------------------

Class M-8    WAL                8.75     5.85      4.56      3.69      2.95      2.51
             First Prin Pay       47       38        40        35        29        25
             Last Prin Pay       219      149       109        83        66        54
-------------------------------------------------------------------------------------

Class B-1    WAL                8.70     5.80      4.51      3.63      2.89      2.46
             First Prin Pay       47       37        39        35        28        24
             Last Prin Pay       211      143       104        80        63        52
-------------------------------------------------------------------------------------

Class B-2    WAL                8.61     5.73      4.45      3.56      2.84      2.43
             First Prin Pay       47       37        38        34        27        24
             Last Prin Pay       200      135        98        75        59        49
-------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Class M Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is exercised


                            ---------------------------------------------------------
                              50 PPA   75 PPA   100 PPA   125 PPA   150 PPA   175 PPA
-------------------------------------------------------------------------------------
Class A-1    WAL                3.90     2.60      1.73      1.25      1.06      0.93
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       147       97        70        32        25        23
-------------------------------------------------------------------------------------

Class A-2A   WAL                1.67     1.19      0.95      0.78      0.66      0.57
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay        40       27        21        18        15        13
-------------------------------------------------------------------------------------

Class A-2B   WAL                5.91     3.80      2.25      1.83      1.59      1.39
             First Prin Pay       40       27        21        18        15        13
             Last Prin Pay       131       86        35        27        22        21
-------------------------------------------------------------------------------------

Class A-2C   WAL               12.07     7.95      5.06      2.41      1.95      1.79
             First Prin Pay      131       86        35        27        22        21
             Last Prin Pay       147       97        70        31        25        22
-------------------------------------------------------------------------------------

Class M-1    WAL                8.08     5.44      5.33      4.49      3.49      2.99
             First Prin Pay       47       42        56        54        42        36
             Last Prin Pay       147       97        70        54        42        36
-------------------------------------------------------------------------------------

Class M-2    WAL                8.08     5.40      4.78      4.38      3.43      2.93
             First Prin Pay       47       40        50        48        38        33
             Last Prin Pay       147       97        70        54        42        36
-------------------------------------------------------------------------------------

Class M-3    WAL                8.08     5.39      4.54      3.97      3.13      2.69
             First Prin Pay       47       39        46        44        35        30
             Last Prin Pay       147       97        70        54        42        36
-------------------------------------------------------------------------------------

Class M-4    WAL                8.08     5.38      4.42      3.76      2.98      2.56
             First Prin Pay       47       39        44        41        33        28
             Last Prin Pay       147       97        70        54        42        36
-------------------------------------------------------------------------------------

Class M-5    WAL                8.08     5.37      4.34      3.64      2.90      2.48
             First Prin Pay       47       38        43        39        31        27
             Last Prin Pay       147       97        70        54        42        36
-------------------------------------------------------------------------------------

Class M-6    WAL                8.08     5.36      4.29      3.55      2.82      2.42
             First Prin Pay       47       38        42        37        30        26
             Last Prin Pay       147       97        70        54        42        36
-------------------------------------------------------------------------------------

Class M-7    WAL                8.08     5.36      4.24      3.47      2.77      2.37
             First Prin Pay       47       38        41        36        29        25
             Last Prin Pay       147       97        70        54        42        36
-------------------------------------------------------------------------------------

Class M-8    WAL                8.08     5.36      4.20      3.43      2.73      2.35
             First Prin Pay       47       38        40        35        29        25
             Last Prin Pay       147       97        70        54        42        36
-------------------------------------------------------------------------------------

Class B-1    WAL                8.08     5.35      4.18      3.39      2.69      2.31
             First Prin Pay       47       37        39        35        28        24
             Last Prin Pay       147       97        70        54        42        36
-------------------------------------------------------------------------------------

Class B-2    WAL                8.08     5.35      4.16      3.36      2.67      2.30
             First Prin Pay       47       37        38        34        27        24
             Last Prin Pay       147       97        70        54        42        36
-------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. (1) The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close on December 2, 2005,
(ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


         Distribution   Excess Spread            Distribution   Excess Spread            Distribution   Excess Spread
Period       Date            (%)        Period       Date            (%)        Period       Date            (%)
------   ------------   -------------   ------   ------------   -------------   ------   ------------   -------------
     1      Jan-06             2.5157       49      Jan-10             4.7297       97      Jan-14             4.1455
     2      Feb-06             1.8662       50      Feb-10             4.7457       98      Feb-14             4.1818
     3      Mar-06             1.9085       51      Mar-10             5.2150       99      Mar-14             4.7432
     4      Apr-06             1.8647       52      Apr-10             4.7369      100      Apr-14             4.2425
     5      May-06             1.8820       53      May-10             4.8838      101      May-14             4.4408
     6      Jun-06             1.8610       54      Jun-10             4.7172      102      Jun-14             4.2938
     7      Jul-06             1.8835       55      Jul-10             4.8653      103      Jul-14             4.4933
     8      Aug-06             1.8560       56      Aug-10             4.7091      104      Aug-14             4.3552
     9      Sep-06             1.8578       57      Sep-10             4.7100      105      Sep-14             4.3981
    10      Oct-06             1.8977       58      Oct-10             4.8693      106      Oct-14             4.5972
    11      Nov-06             1.8621       59      Nov-10             4.7048      107      Nov-14             4.4614
    12      Dec-06             1.9149       60      Dec-10             4.8554      108      Dec-14             4.6579
    13      Jan-07             1.8706       61      Jan-11             4.6543      109      Jan-15             4.5187
    14      Feb-07             1.8844       62      Feb-11             4.6697      110      Feb-15             4.5661
    15      Mar-07             2.0581       63      Mar-11             5.1703      111      Mar-15             5.0883
    16      Apr-07             1.8982       64      Apr-11             4.6585      112      Apr-15             4.6445
    17      May-07             1.9777       65      May-11             4.8195      113      May-15             4.8375
    18      Jun-07             1.9248       66      Jun-11             4.6405      114      Jun-15             4.7177
    19      Jul-07             2.0533       67      Jul-11             4.8016      115      Jul-15             4.9068
    20      Aug-07             2.5367       68      Aug-11             4.6265      116      Aug-15             4.7879
    21      Sep-07             3.6677       69      Sep-11             4.6271      117      Sep-15             4.8317
    22      Oct-07             4.0403       70      Oct-11             4.7892      118      Oct-15             5.0177
    23      Nov-07             3.8876       71      Nov-11             4.2650      119      Nov-15             4.9015
    24      Dec-07             4.0074       72      Dec-11             4.4316      120      Dec-15             5.0827
    25      Jan-08             3.8606       73      Jan-12             4.2178
    26      Feb-08             3.9187       74      Feb-12             4.2316
    27      Mar-08             4.6713       75      Mar-12             4.5876
    28      Apr-08             4.4615       76      Apr-12             4.2169
    29      May-08             4.6175       77      May-12             4.3855
    30      Jun-08             4.4934       78      Jun-12             4.1922
    31      Jul-08             4.6336       79      Jul-12             4.3601
    32      Aug-08             4.5249       80      Aug-12             4.1691
    33      Sep-08             4.7897       81      Sep-12             4.1686
    34      Oct-08             5.0578       82      Oct-12             4.3396
    35      Nov-08             4.9147       83      Nov-12             4.1436
    36      Dec-08             5.0590       84      Dec-12             4.3100
    37      Jan-09             4.9041       85      Jan-13             4.1036
    38      Feb-09             4.7399       86      Feb-13             4.1052
    39      Mar-09             5.0973       87      Mar-13             4.6486
    40      Apr-09             4.7092       88      Apr-13             4.0917
    41      May-09             4.9026       89      May-13             4.2585
    42     June-09             4.7671       90      Jun-13             4.0630
    43      Jul-09             4.9184       91      Jul-13             4.2320
    44      Aug-09             4.7649       92      Aug-13             4.0501
    45      Sep-09             4.7780       93      Sep-13             4.0793
    46      Oct-09             4.9313       94      Oct-13             4.2807
    47      Nov-09             4.7710       95      Nov-13             4.1176
    48      Dec-09             4.9182       96      Dec-13             4.3153

Notes: (1) Assumes servicing fee and master servicing fee to be 51.150 bps.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap(1). The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (iii) daycount convention of actual/360 is applied, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.



                                  Loan Group   Loan Group                                     Loan Group   Loan Group
         Distribution   WAC Cap   I WAC Cap    II WAC Cap            Distribution   WAC Cap   I WAC Cap    II WAC Cap
Period       Date         (%)        (%)          (%)       Period       Date         (%)        (%)          (%)
------   ------------   -------   ----------   ----------   ------   ------------   -------   ----------   ----------
     1      Jan-06      21.9920      22.1642      21.7350       49      Jan-10      12.6571      12.5626      12.8040
     2      Feb-06      20.7984      20.9484      20.5746       50      Feb-10      12.6324      12.5351      12.7839
     3      Mar-06      20.8295      20.9956      20.5818       51      Mar-10      13.8605      13.7692      14.0027
     4      Apr-06      20.3325      20.4825      20.1088       52      Apr-10      12.6714      12.5844      12.8070
     5      May-06      20.1279      20.2829      19.8968       53      May-10      13.0180      12.9256      13.1623
     6      Jun-06      19.7208      19.8708      19.4972       54      Jun-10      12.6176      12.5263      12.7602
     7      Jul-06      19.4461      19.6011      19.2151       55      Jul-10      12.9626      12.8665      13.1131
     8      Aug-06      18.9518      19.1017      18.7284       56      Aug-10      12.5749      12.4780      12.7268
     9      Sep-06      18.5230      18.6735      18.2986       57      Sep-10      12.5402      12.4428      12.6930
    10      Oct-06      18.2006      18.3560      17.9689       58      Oct-10      12.8922      12.7873      13.0571
    11      Nov-06      17.6841      17.8343      17.4599       59      Nov-10      12.4932      12.3899      12.6557
    12      Dec-06      17.3936      17.5495      17.1611       60      Dec-10      12.7747      12.6662      12.9457
    13      Jan-07      16.8899      17.0406      16.6650       61      Jan-11      11.4539      11.3471      11.6223
    14      Feb-07      16.5097      16.6615      16.2830       62      Feb-11      11.4404      11.3318      11.6119
    15      Mar-07      16.5338      16.7016      16.2831       63      Mar-11      12.6523      12.5309      12.8443
    16      Apr-07      15.7753      15.9249      15.5519       64      Apr-11      11.4174      11.3048      11.5957
    17      May-07      15.5642      15.7270      15.3210       65      May-11      11.7838      11.6656      11.9711
    18      Jun-07      15.0941      15.2480      14.8641       66      Jun-11      11.3899      11.2738      11.5741
    19      Jul-07      14.9874      15.1341      14.7680       67      Jul-11      11.7552      11.6335      11.9487
    20      Aug-07      15.1921      15.4686      14.7785       68      Aug-11      11.3621      11.2425      11.5523
    21      Sep-07      11.2129      11.3524      11.0046       69      Sep-11      11.3490      11.2284      11.5412
    22      Oct-07      11.7149      11.8275      11.5457       70      Oct-11      11.7159      11.5883      11.9195
    23      Nov-07      11.4473      11.5511      11.2907       71      Nov-11      11.3238      11.1986      11.5238
    24      Dec-07      11.6965      11.8007      11.5380       72      Dec-11      11.6865      11.5554      11.8962
    25      Jan-08      11.3866      11.4814      11.2419       73      Jan-12      11.2952      11.1666      11.5011
    26      Feb-08      11.5120      11.6115      11.3602       74      Feb-12      11.2807      11.1505      11.4896
    27      Mar-08      12.5878      12.6201      12.5384       75      Mar-12      12.0439      11.9033      12.2697
    28      Apr-08      12.0455      12.0634      12.0180       76      Apr-12      11.2543      11.1203      11.4697
    29      May-08      12.3230      12.3594      12.2674       77      May-12      11.6143      11.4742      11.8399
    30      Jun-08      11.9911      12.0369      11.9210       78      Jun-12      11.2249      11.0876      11.4462
    31      Jul-08      12.2398      12.2828      12.1738       79      Jul-12      11.5838      11.4402      11.8155
    32      Aug-08      12.0699      12.0999      12.0240       80      Aug-12      11.1952      11.0547      11.4224
    33      Sep-08      11.9524      11.9688      11.9273       81      Sep-12      11.1803      11.0381      11.4103
    34      Oct-08      12.5043      12.5021      12.5077       82      Oct-12      11.5374      11.3889      11.7782
    35      Nov-08      12.1514      12.1452      12.1610       83      Nov-12      11.1501      11.0048      11.3860
    36      Dec-08      12.4837      12.4778      12.4928       84      Dec-12      11.5061      11.3543      11.7529
    37      Jan-09      12.1203      12.1120      12.1331       85      Jan-13      11.1197      10.9712      11.3614
    38      Feb-09      12.1481      12.1291      12.1773       86      Feb-13      11.1044      10.9544      11.3490
    39      Mar-09      13.8100      13.7214      13.9464       87      Mar-13      12.2772      12.1093      12.5511
    40      Apr-09      12.7432      12.6496      12.8874       88      Apr-13      11.0736      10.9205      11.3239
    41      May-09      13.0846      12.9848      13.2385       89      May-13      11.4267      11.2669      11.6883
    42      Jun-09      12.6894      12.5912      12.8410       90      Jun-13      11.0425      10.8864      11.2985
    43      Jul-09      13.0303      12.9271      13.1898       91      Jul-13      11.3944      11.2315      11.6619
    44      Aug-09      12.6394      12.5364      12.7987       92      Aug-13      11.0112      10.8520      11.2728
    45      Sep-09      12.7151      12.6319      12.8440       93      Sep-13      10.9954      10.8348      11.2598
    46      Oct-09      13.1099      13.0185      13.2515       94      Oct-13      11.3456      11.1781      11.6216
    47      Nov-09      12.7124      12.6213      12.8538       95      Nov-13      10.9637      10.8002      11.2336
    48      Dec-09      13.0556      12.9597      13.2046       96      Dec-13      11.3127      11.1422      11.5944



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

         Distribution   Aggregate WAC   Loan Group I   Loan Group II
Period       Date          Cap (%)      WAC Cap (%)     WAC Cap (%)
------   ------------   -------------   ------------   -------------
    97      Jan-14            10.9317        10.7654         11.2072
    98      Feb-14            10.9156        10.7479         11.1938
    99      Mar-14            12.0673        11.8801         12.3783
   100      Apr-14            10.8833        10.7128         11.1669
   101      May-14            11.2293        11.0517         11.5251
   102      Jun-14            10.8508        10.6776         11.1396
   103      Jul-14            11.1956        11.0153         11.4968
   104      Aug-14            10.8180        10.6422         11.1121
   105      Sep-14            10.8015        10.6245         11.0982
   106      Oct-14            11.1445        10.9602         11.4538
   107      Nov-14            10.7685        10.5889         11.0703
   108      Dec-14            11.1102        10.9234         11.4247
   109      Jan-15            10.7352        10.5531         11.0421
   110      Feb-15            10.7185        10.5352         11.0278
   111      Mar-15            11.8483        11.6441         12.1936
   112      Apr-15            10.6849        10.4993         10.9992
   113      May-15            11.0236        10.8307         11.3509
   114      Jun-15            10.6512        10.4633         10.9702
   115      Jul-15            10.9887        10.7935         11.3209
   116      Aug-15            10.6172        10.4272         10.9410
   117      Sep-15            10.6002        10.4092         10.9263
   118      Oct-15            10.9360        10.7374         11.2753
   119      Nov-15            10.5661        10.3730         10.8968
   120      Dec-15            10.9006        10.7000         11.2446

Notes: (1) Assumes servicing fee and master servicing fee to be 51.150 bps.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $733,727,034. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [4.9465]% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party.

Swap Schedule



                             Swap Notional                                Swap Notional
Period   Distribution Date    Amount ($)     Period   Distribution Date      Amount
------   -----------------   -------------   ------   -----------------   -------------
     1        Jan-06           733,727,034       38        Feb-09            20,964,134
     2        Feb-06           714,813,723       39        Mar-09            20,004,425
     3        Mar-06           693,103,628       40        Apr-09            19,088,873
     4        Apr-06           668,689,029       41        May-09            18,215,425
     5        May-06           641,695,232       42        Jun-09            17,382,124
     6        Jun-06           612,306,048       43        Jul-09            16,587,107
     7        Jul-06           580,708,104       44        Aug-09            15,828,599
     8        Aug-06           547,173,135       45        Sep-09            15,104,908
     9        Sep-06           512,949,530       46        Oct-09            14,414,422
    10        Oct-06           480,242,854       47        Nov-09            13,755,605
    11        Nov-06           449,460,917       48        Dec-09            13,126,993
    12        Dec-06           420,490,931       49        Jan-10            12,527,190
    13        Jan-07           393,225,590       50        Feb-10            11,954,821
    14        Feb-07           367,563,977       51        Mar-10            11,408,668
    15        Mar-07           343,400,065       52        Apr-10            10,887,522
    16        Apr-07           320,657,987       53        May-10            10,390,230
    17        May-07           299,241,669       54        Jun-10             9,915,694
    18        Jun-07           278,966,579       55        Jul-10             9,462,867
    19        Jul-07           259,895,232       56        Aug-10             9,030,639
    20        Aug-07           241,793,302       57        Sep-10             8,539,552
    21        Sep-07            79,772,004       58        Oot-10             8,151,903
    22        Oct-07            75,633,861       59        Nov-10             7,780,836
    23        Nov-07            71,714,763       60        Dec-10             6,948,132
    24        Dec-07            68,002,880       61    Jan-11 onwards                 0
    25        Jan-08            64,487,030
    26        Feb-08            61,156,650
    27        Mar-08            58,001,754
    28        Apr-08            55,012,906
    29        May-08            52,181,187
    30        Jun-08            49,474,188
    31        Jul-08            46,901,682
    32        Aug-08            44,406,690
    33        Sep-08            26,632,647
    34        Oct-08            25,379,831
    35        Nov-08            24,173,061
    36        Dec-08            23,035,886
    37        Jan-09            21,970,155


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                       $787,718,285
Number of Mortgage Loans:                                                 4,612
Average Scheduled Principal Balance:                                   $170,798
Weighted Average Gross Coupon:                                            7.412%
Weighted Average Net Coupon: (2)                                          6.901%
Weighted Average Current FICO Score:                                        632
Weighted Average Original LTV Ratio:                                      81.06%
Weighted Average Combined Original LTV Ratio:                             83.26%
Weighted Average Stated Remaining Term (months):                            352
Weighted Average Seasoning(months):                                           3
Weighted Average Months to Roll: (3)                                         23
Weighted Average Gross Margin: (3)                                         6.28%
Weighted Average Initial Rate Cap: (3)                                     3.13%
Weighted Average Periodic Rate Cap: (3)                                    1.33%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.86%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                   Distribution by Current Principal Balance

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined                   Pct.
   Current Principal    Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full     Owner
        Balance           Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below              451   $14,700,764       1.87%       9.951%       634    $32,596       95.03%      75.43%       91.83%
 $50,001 - $75,000            474    29,729,713       3.77        8.994        619     62,721       87.02       72.28        89.68
 $75,001 - $100,000           481    42,198,809       5.36        8.224        617     87,731       85.04       71.34        93.76
 $100,001 - $125,000          510    57,383,874       7.28        7.806        618    112,517       83.33       68.41        93.92
 $125,001 - $150,000          504    69,532,381       8.83        7.584        622    137,961       82.77       62.86        93.03
 $150,001 - $200,000          796   138,175,213      17.54        7.336        627    173,587       82.75       61.76        94.96
 $200,001 - $250,000          489   109,265,366      13.87        7.266        631    223,447       82.66       51.87        94.00
 $250,001 - $300,000          317    86,731,724      11.01        7.108        639    273,602       82.60       45.59        94.65
 $300,001 - $350,000          191    61,828,329       7.85        7.170        640    323,709       83.92       38.19        95.39
 $350,001 - $400,000          163    61,199,094       7.77        7.066        639    375,455       83.36       45.50        97.01
 $400,001 - $450,000           95    40,451,778       5.14        6.890        635    425,808       82.28       35.00        98.89
 $450,001 - $500,000           66    31,487,614       4.00        7.074        647    477,085       81.62       38.01        98.43
 $500,001 - $550,000           24    12,594,068       1.60        7.017        648    524,753       83.20       33.96        95.68
 $550,001 - $600,000           23    13,435,949       1.71        6.702        642    584,172       80.55       30.41        95.80
 $600,001 - $650,000           10     6,215,454       0.79        6.595        668    621,545       84.58       69.82       100.00
 $650,001 - $700,000            9     6,012,864       0.76        6.507        684    668,096       83.62       56.06       100.00
 $700,001 & Above               9     6,775,291       0.86        6.307        661    752,810       74.12       89.49       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                          Distribution by Current Rate

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
   Current Rate           Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.00 - 5.49%                  15    $4,257,879       0.54%       5.366%       681   $283,859       76.41%     100.00%      100.00%
 5.50 - 5.99%                 175    45,583,393       5.79        5.807        671    260,477       76.27       75.57        97.66
 6.00 - 6.49%                 403    98,869,086      12.55        6.264        661    245,333       80.23       56.45        97.44
 6.50 - 6.99%                 870   193,324,214      24.54        6.757        647    222,212       81.72       45.85        96.42
 7.00 - 7.49%                 694   133,130,572      16.90        7.228        628    191,831       81.82       52.42        93.39
 7.50 - 7.99%                 742   129,888,326      16.49        7.727        619    175,052       84.99       48.39        91.70
 8.00 - 8.49%                 371    56,947,684       7.23        8.238        613    153,498       87.14       47.45        91.10
 8.50 - 8.99%                 369    47,819,101       6.07        8.735        593    129,591       87.29       59.02        95.36
 9.00% & Above                973    77,898,030       9.89        9.917        595     80,060       89.71       71.74        96.50
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


                          Distribution by Credit Score

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
  Credit Score            Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above                  108   $23,700,116       3.01%       6.813%       762   $219,446       82.15%      33.98%       90.88%
 720 - 739                    134    28,335,722       3.60        6.805        728    211,461       83.38       33.12        93.16
 700 - 719                    187    38,178,224       4.85        6.881        708    204,162       83.10       33.80        92.18
 680 - 699                    348    65,563,914       8.32        7.041        689    188,402       84.63       38.14        87.50
 660 - 679                    466    85,166,527      10.81        6.992        668    182,761       83.37       39.08        93.86
 640 - 659                    620   106,331,610      13.50        7.121        650    171,503       84.04       50.57        93.05
 620 - 639                    609   103,555,327      13.15        7.266        630    170,042       83.81       55.63        95.20
 600 - 619                    735   110,650,144      14.05        7.536        610    150,544       83.72       65.06        96.86
 580 - 599                    522    84,595,033      10.74        7.715        589    162,059       85.12       63.23        97.07
 560 - 579                    405    68,623,293       8.71        8.131        570    169,440       83.93       73.91        99.46
 540 - 559                    238    34,646,594       4.40        8.196        549    145,574       78.62       70.39        98.88
 520 - 539                    174    29,102,892       3.69        8.499        530    167,258       76.37       66.44        99.68
 500 - 519                     65     9,130,666       1.16        8.536        509    140,472       72.63       75.01        95.05
 N/A                            1       138,222       0.02        9.375          0    138,222       71.10      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


                              Distribution by Lien


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
      Lien                Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First                      4,114  $765,832,112      97.22%       7.334%       631   $186,153       82.81%      54.14%       94.86%
 Second                       498    21,886,174       2.78       10.145        656     43,948       99.22       56.21        96.51
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


                     Distribution by Combined Original LTV

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
     Combined           Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
   Original LTV           Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below               147   $21,964,965       2.79%       7.148%       601   $149,422       51.84%      68.57%       91.29%
 60.01 - 70.00%               209    37,698,300       4.79        7.327        597    180,375       66.66       51.06        95.46
 70.01 - 80.00%             1,978   389,806,373      49.49        7.018        645    197,071       79.11       46.38        96.28
 80.01 - 85.00%               350    67,836,798       8.61        7.535        596    193,819       84.40       57.40        95.38
 85.01 - 90.00%               705   135,607,006      17.22        7.611        621    192,350       89.71       55.03        87.30
 90.01 - 95.00%               298    48,388,532       6.14        7.856        625    162,378       94.57       67.14        98.14
 95.01 - 100.00%              925    86,416,312      10.97        8.637        646     93,423       99.89       76.08        99.16
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


                          Distribution by Original LTV

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
   Original LTV           Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below               644   $43,774,170       5.56%       8.635%       628    $67,972       75.55%      62.51%       93.89%
 60.01 - 70.00%               209    37,698,300       4.79        7.327        597    180,375       66.66       51.06        95.46
 70.01 - 80.00%             1,977   389,556,694      49.45        7.017        645    197,044       79.11       46.35        96.28
 80.01 - 85.00%               350    67,836,798       8.61        7.535        596    193,819       84.40       57.40        95.38
 85.01 - 90.00%               699   135,417,658      17.19        7.608        621    193,731       89.71       55.01        87.28
 90.01 - 95.00%               269    47,415,326       6.02        7.820        625    176,265       94.57       67.02        98.26
 95.01 - 100.00%              464    66,019,339       8.38        8.158        643    142,283       99.85       82.61        99.92
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


                         Distribution by Documentation


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
   Documentation          Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full                       2,828  $426,917,636      54.20%       7.454%       619   $150,961       84.30%     100.00%       93.89%
 Stated                     1,669   334,771,539      42.50        7.373        650    200,582       82.12        0.00        96.23
 Limited                      111    25,462,632       3.23        7.225        605    229,393       81.11        0.00        94.36
 No Doc                         4       566,478       0.07        7.662        674    141,620       79.37        0.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


                            Distribution by Purpose


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
     Purpose              Loans      Balance      Balance      Coupon       FICO     Balance   Original LTV    Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Purchase                   2,643  $420,972,016      53.44%       7.486%       648   $159,278       84.81%      48.12%       94.44%
 Cashout Refi               1,744   330,642,860      41.97        7.303        614    189,589       81.57       60.53        95.54
 Rate/term Refi               225    36,103,410       4.58        7.552        610    160,460       80.79       67.11        94.57
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


                           Distribution by Occupancy

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
     Occupancy            Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied             4,324  $747,590,916      94.91%       7.402%       630   $172,893       83.28%      53.62%      100.00%
 Investor                     227    31,364,113       3.98        7.630        657    138,168       83.08       66.52         0.00
 Second Home                   61     8,763,257       1.11        7.526        673    143,660       82.53       59.58         0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


                         Distribution by Property Type

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
 Property Type            Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family              3,652  $600,489,750      76.23%       7.417%       628   $164,428       83.42%      56.30%       95.77%
 PUD                          348    73,319,205       9.31        7.304        633    210,687       81.95       55.68        94.41
 Condo                        322    52,349,109       6.65        7.287        649    162,575       83.02       50.19        92.21
 2-4 Family                   242    52,150,330       6.62        7.683        662    215,497       83.47       34.09        87.99
 Townhouse                     48     9,409,891       1.19        7.124        631    196,039       84.02       42.03        97.21
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


                             Distribution by State

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
     State                Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 CA                           692  $197,077,327      25.02%       6.832%       646   $284,794       79.88%      39.18%       95.21%
 FL                           500    83,659,479      10.62        7.555        631    167,319       82.94       49.87        92.33
 IL                           454    82,042,227      10.42        7.339        629    180,710       84.93       44.21        95.06
 MD                           196    45,215,411       5.74        7.198        623    230,691       81.75       58.61        98.88
 AZ                           171    28,801,003       3.66        7.287        634    168,427       81.91       57.72        94.15
 MN                           201    27,964,227       3.55        7.724        613    139,126       84.96       60.87        92.30
 GA                           194    26,043,537       3.31        7.777        620    134,245       84.40       60.76        92.75
 VA                           101    20,831,176       2.64        7.559        612    206,249       81.98       58.05        93.93
 NY                            62    16,313,007       2.07        7.198        668    263,113       84.81       36.11        97.43
 WA                            94    16,264,701       2.06        7.207        632    173,029       84.34       73.92        98.57
 Other                      1,947   243,506,191      30.91        7.852        626    125,067       85.61       68.06        95.05
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


                              Distribution by Zip

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
      Zip                 Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60629                         17    $2,422,011       0.31%       7.350%       632   $142,471       79.64%      22.23%       95.65%
 94533                          9     2,392,318       0.30        6.688        650    265,813       81.72       22.00       100.00
 92880                          5     2,298,554       0.29        6.923        641    459,711       80.60        0.00       100.00
 92376                          9     2,083,290       0.26        6.837        638    231,477       78.69       45.70       100.00
 91977                          6     2,035,265       0.26        7.308        606    339,211       85.92       13.93       100.00
 92345                          9     2,004,830       0.25        7.058        627    222,759       81.76       21.36       100.00
 94565                          6     1,879,608       0.24        6.613        659    313,268       80.40       48.41        86.81
 95838                          8     1,861,187       0.24        7.156        602    232,648       77.97       66.92        76.55
 92882                          6     1,828,245       0.23        6.993        663    304,708       76.44       28.99       100.00
 34120                          7     1,814,794       0.23        6.965        622    259,256       82.41       33.38       100.00
 Other                      4,530   767,098,183      97.38        7.423        632    169,337       83.34       54.87        94.87
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


                  Distribution by Remaining Months to Maturity


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
   Remaining                                      Pool By     Weighted      Avg.      Avg.      Combined
   Months To            Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
    Maturity              Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                      370   $18,083,238       2.30%       9.783%       653    $48,874       94.30%      55.94%       94.15%
 181 - 240                     27     2,760,512       0.35        7.277        658    102,241       79.97       53.39        98.08
 241 - 360                  4,214   766,514,840      97.31        7.357        631    181,897       83.02       54.14        94.91
 421 - 480                      1       359,695       0.05        6.625        650    359,695       80.00      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                       Distribution by Amortization Type


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
     Amortization Type    Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2 YR ARM                   2,083  $342,458,470      43.47%       7.628%       622   $164,406       84.13%      57.26%       92.44%
 2 YR ARM IO                  663   170,552,078      21.65        6.912        650    257,243       81.93       50.23        97.72
 Fixed                        616    77,340,362       9.82        7.338        634    125,553       81.33       63.03        97.59
 3 YR ARM                     360    61,568,873       7.82        7.341        617    171,025       82.82       42.37        95.83
 2 YR ARM Balloon 40/30       320    60,789,612       7.72        7.691        626    189,968       83.37       62.34        93.28
 3 YR ARM IO                  142    34,193,590       4.34        6.693        656    240,800       82.10       31.55        98.93
 Fixed IO                      47    11,275,707       1.43        6.842        656    239,909       80.33       56.30        94.77
 Fixed Balloon 40/30           38     7,537,393       0.96        6.880        634    198,352       78.96       64.57       100.00
 2 YR ARM Balloon 30/15       117     7,209,697       0.92        9.506        670     61,621       98.96       53.09        98.26
 Fixed Balloon 30/15          192     6,945,235       0.88       11.034        650     36,173       98.97       53.86        91.59
 Other                         34     7,847,270       1.00        7.301        613    230,802       81.26       36.32        97.86
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================



                      Distribution by Initial Periodic Cap

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
    Initial             Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
  Periodic Cap            Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%                   1      $179,357       0.02%       7.750%       627   $179,357       78.26%       0.00%        0.00%
 1.51 - 2.00%                 938   209,925,050      26.65        7.179        647    223,801       83.01       64.87        94.79
 2.51 - 3.00%               2,194   376,206,550      47.76        7.461        626    171,471       83.24       46.71        95.28
 5.51 - 6.00%                 585    98,174,941      12.46        7.625        618    167,820       84.98       52.29        91.64
 N/A                          894   103,232,388      13.11        7.504        638    115,472       82.26       61.71        97.06
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


                          Distribution by Periodic Cap


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
  Periodic Cap            Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%               1,273  $235,154,248      29.85%       7.433%       616   $184,724       82.36%      42.61%       94.40%
 1.01 - 1.50%               2,444   449,069,706      57.01        7.381        639    183,744       83.97       58.57        94.67
 1.51 - 2.00%                   1       261,944       0.03        6.125        595    261,944       85.00        0.00       100.00
 N/A                          894   103,232,388      13.11        7.504        638    115,472       82.26       61.71        97.06
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


                      Distribution by Months to Rate Reset


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
   Months To            Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
   Rate Reset             Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
  1 - 12                       20    $3,818,602       0.48%       7.325%       625   $190,930       84.62%      48.34%       92.02%
 13 - 24                    3,166   577,619,307      73.33        7.449        631    182,445       83.58       55.69        94.17
 25 - 36                      513    98,795,951      12.54        7.132        629    192,585       82.56       38.48        97.03
 49 & Above                    19     4,252,037       0.54        6.723        650    223,791       79.35       39.16        96.05
 N/A                          894   103,232,388      13.11        7.504        638    115,472       82.26       61.71        97.06
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


                       Distribution by Life Maximum Rate


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
 Life Maximum Rate        Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 11.99% & Below                86   $19,765,044       2.51%       5.758%       655   $229,826       75.78%      71.14%       97.23%
 12.00 - 12.49%               130    29,631,517       3.76        6.219        664    227,935       80.07       47.82        95.42
 12.50 - 12.99%               498   117,993,654      14.98        6.607        652    236,935       80.14       51.70        95.23
 13.00 - 13.49%               550   119,463,752      15.17        6.814        640    217,207       81.47       55.63        96.17
 13.50 - 13.99%               702   145,638,069      18.49        7.246        635    207,462       84.51       44.24        93.59
 14.00 - 14.49%               457    85,153,493      10.81        7.619        622    186,331       84.72       46.72        90.50
 14.50 - 14.99%               440    69,530,343       8.83        8.110        609    158,024       86.45       54.79        95.40
 15.00 - 15.49%               232    32,197,873       4.09        8.593        612    138,784       87.49       57.53        93.73
 15.50 - 15.99%               179    20,327,020       2.58        9.001        599    113,559       84.81       55.13        93.33
 16.00% & Above               444    44,785,133       5.69        9.930        588    100,867       88.56       79.24        97.82
 N/A                          894   103,232,388      13.11        7.504        638    115,472       82.26       61.71        97.06
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


                             Distribution by Margin

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
      Margin              Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below                269   $58,038,737       7.37%       6.590%       650   $215,757       80.92%      55.41%       97.03%
 5.00 - 5.49%                 418    96,423,589      12.24        6.595        657    230,678       80.22       44.90        94.91
 5.50 - 5.99%                 571   125,301,677      15.91        6.823        650    219,443       83.34       48.29        93.69
 6.00 - 6.49%                 636   134,472,157      17.07        7.122        629    211,434       82.56       51.96        94.00
 6.50 - 6.99%                 878   154,933,250      19.67        7.800        614    176,462       83.54       55.04        93.09
 7.00% & Above                946   115,316,488      14.64        8.884        604    121,899       88.26       62.53        96.73
 N/A                          894   103,232,388      13.11        7.504        638    115,472       82.26       61.71        97.06
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,612  $787,718,285     100.00%       7.412%       632   $170,798       83.26%      54.20%       94.91%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                       $471,676,204
Number of Mortgage Loans:                                                 3,411
Average Scheduled Principal Balance:                                   $138,281
Weighted Average Gross Coupon:                                            7.567%
Weighted Average Net Coupon: (2)                                          7.056%
Weighted Average Current FICO Score:                                        621
Weighted Average Original LTV Ratio:                                      81.37%
Weighted Average Combined Original LTV Ratio:                             83.28%
Weighted Average Stated Remaining Term (months):                            352
Weighted Average Seasoning(months):                                           3
Weighted Average Months to Roll: (3)                                         23
Weighted Average Gross Margin: (3)                                         6.40%
Weighted Average Initial Rate Cap: (3)                                     3.27%
Weighted Average Periodic Rate Cap: (3)                                    1.33%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.04%


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                   Distribution by Current Principal Balance



                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined                   Pct.
   Current Principal    Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full     Owner
        Balance           Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below              375   $11,978,160       2.54%       9.917%       631    $31,942       94.27%      79.96%       89.98%
 $50,001 - $75,000            412    25,711,034       5.45        8.873        614     62,405       85.77       77.09        88.07
 $75,001 - $100,000           435    38,173,363       8.09        8.116        613     87,755       84.28       74.30        93.10
 $100,001 - $125,000          444    49,884,435      10.58        7.758        614    112,352       82.85       72.30        93.01
 $125,001 - $150,000          425    58,657,623      12.44        7.568        617    138,018       82.42       66.09        91.74
 $150,001 - $200,000          634   109,992,519      23.32        7.324        623    173,490       82.60       66.05        93.67
 $200,001 - $250,000          358    79,693,051      16.90        7.256        622    222,606       82.44       60.45        91.77
 $250,001 - $300,000          194    52,894,640      11.21        7.121        628    272,653       82.81       58.22        91.23
 $300,001 - $350,000          111    35,975,293       7.63        7.116        632    324,102       83.69       43.29        92.09
 $350,001 - $400,000           19     6,861,009       1.45        7.452        611    361,106       82.20       52.05        89.69
 $400,001 - $450,000            2       887,079       0.19        7.555        646    443,539       87.39        0.00        49.38
 $450,001 - $500,000            2       968,000       0.21        7.358        602    484,000       76.69       48.86        48.86
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral


                          Distribution by Current Rate

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
   Current Rate           Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.00 - 5.49%                   9    $2,191,355       0.46%       5.350%       679   $243,484       74.51%     100.00%      100.00%
 5.50 - 5.99%                 111    21,248,072       4.50        5.819        672    191,424       74.81       84.97        94.98
 6.00 - 6.49%                 248    44,505,033       9.44        6.268        656    179,456       79.32       69.43        94.31
 6.50 - 6.99%                 600   107,810,879      22.86        6.761        638    179,685       81.45       58.53        93.57
 7.00 - 7.49%                 498    78,519,158      16.65        7.230        621    157,669       81.74       59.66        90.22
 7.50 - 7.99%                 576    87,219,124      18.49        7.735        611    151,422       85.00       58.01        88.29
 8.00 - 8.49%                 295    39,000,063       8.27        8.233        607    132,204       87.30       59.24        87.00
 8.50 - 8.99%                 306    35,169,000       7.46        8.731        588    114,931       86.40       68.03        95.24
 9.00% & Above                768    56,013,520      11.88        9.917        585     72,934       88.22       80.56        95.13
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================


                          Distribution by Credit Score


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
  Credit Score            Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above                   64    $9,810,250       2.08%       6.908%       763   $153,285       83.14%      47.92%       77.98%
 720 - 739                     70    10,058,469       2.13        6.759        729    143,692       83.65       45.89        80.72
 700 - 719                    107    16,161,734       3.43        6.937        709    151,044       83.63       35.48        84.89
 680 - 699                    217    31,955,644       6.77        6.997        689    147,261       85.32       53.69        76.67
 660 - 679                    296    43,539,897       9.23        7.014        669    147,094       84.24       52.07        89.29
 640 - 659                    442    61,758,033      13.09        7.217        649    139,724       85.45       57.42        88.03
 620 - 639                    441    59,865,508      12.69        7.389        629    135,749       84.94       65.87        91.70
 600 - 619                    570    71,422,356      15.14        7.618        609    125,302       83.50       70.43        95.67
 580 - 599                    433    58,575,561      12.42        7.792        589    135,278       84.33       70.08        95.77
 560 - 579                    334    47,887,206      10.15        8.271        571    143,375       83.25       78.40        99.23
 540 - 559                    216    28,439,598       6.03        8.215        549    131,665       77.52       73.12        98.63
 520 - 539                    159    24,090,937       5.11        8.496        530    151,515       76.10       75.02        99.61
 500 - 519                     61     7,972,791       1.69        8.525        509    130,701       72.49       77.33        94.33
 N/A                            1       138,222       0.03        9.375          0    138,222       71.10      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================


                              Distribution by Lien


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
      Lien                Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First                      3,079  $460,401,516      97.61%       7.502%       621   $149,530       82.88%      64.26%       91.93%
 Second                       332    11,274,689       2.39       10.235        648     33,960       99.57       70.92        93.23
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================


                     Distribution by Combined Original LTV


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
     Combined           Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
   Original LTV           Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below               137   $18,808,348       3.99%       7.235%       594   $137,287       51.19%      67.35%       89.83%
 60.01 - 70.00%               183    27,964,997       5.93        7.483        591    152,814       66.52       54.90        93.88
 70.01 - 80.00%             1,306   196,502,208      41.66        7.168        629    150,461       78.78       62.16        93.10
 80.01 - 85.00%               300    48,089,879      10.20        7.724        593    160,300       84.34       61.63        93.48
 85.01 - 90.00%               556    88,214,212      18.70        7.672        621    158,659       89.69       59.74        81.92
 90.01 - 95.00%               243    34,430,804       7.30        7.911        621    141,691       94.43       69.90        97.38
 95.01 - 100.00%              686    57,665,756      12.23        8.579        641     84,061       99.86       81.97        98.74
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral


                          Distribution by Original LTV


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
   Original LTV           Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below               469   $30,083,037       6.38%       8.360%       614    $64,143       69.32%      68.69%       91.10%
 60.01 - 70.00%               183    27,964,997       5.93        7.483        591    152,814       66.52       54.90        93.88
 70.01 - 80.00%             1,306   196,502,208      41.66        7.168        629    150,461       78.78       62.16        93.10
 80.01 - 85.00%               300    48,089,879      10.20        7.724        593    160,300       84.34       61.63        93.48
 85.01 - 90.00%               551    88,060,518      18.67        7.670        621    159,819       89.69       59.69        81.90
 90.01 - 95.00%               219    33,796,522       7.17        7.879        620    154,322       94.42       69.87        97.56
 95.01 - 100.00%              383    47,179,043      10.00        8.198        640    123,183       99.83       84.49        99.89
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================


                         Distribution by Documentation


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
   Documentation          Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full                       2,353  $303,840,046      64.42%       7.610%       613   $129,129       84.01%     100.00%       91.84%
 Stated                       984   155,278,752      32.92        7.500        638    157,804       82.10        0.00        92.49
 Limited                       74    12,557,407       2.66        7.348        610    169,695       80.13        0.00        88.57
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================


                            Distribution by Purpose


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
     Purpose              Loans      Balance      Balance      Coupon       FICO     Balance   Original LTV    Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Cashout Refi               1,581  $257,562,952      54.61%       7.428%       611   $162,911       81.32%      61.36%       94.41%
 Purchase                   1,611   180,985,440      38.37        7.760        639    112,344       86.44       68.35        88.10
 Rate/term Refi               219    33,127,813       7.02        7.598        609    151,269       81.23       66.67        94.08
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================


                           Distribution by Occupancy


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
     Occupancy            Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied             3,128  $433,780,286      91.97%       7.564%       618   $138,677       83.31%      64.33%      100.00%
 Investor                     223    29,696,316       6.30        7.622        656    133,167       82.93       65.94         0.00
 Second Home                   60     8,199,602       1.74        7.509        674    136,660       82.70       63.67         0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral


                         Distribution by Property Type


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
 Property Type            Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family              2,774  $370,275,839      78.50%       7.601%       617   $133,481       83.29%      65.61%       93.48%
 PUD                          214    36,595,109       7.76        7.461        626    171,005       82.32       71.07        91.40
 Condo                        233    31,434,742       6.66        7.415        641    134,913       82.87       56.99        87.41
 2-4 Family                   145    24,960,550       5.29        7.572        646    172,142       84.55       51.62        74.91
 Townhouse                     44     8,290,630       1.76        7.113        628    188,423       84.56       47.71        96.84
 Condo Hi-rise                  1       119,334       0.03        6.740        625    119,334       90.61      100.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================


                             Distribution by State

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
     State                Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 CA                           310   $65,693,819      13.93%       6.938%       630   $211,916       77.05%      49.34%       87.86%
 IL                           367    59,476,185      12.61        7.358        624    162,060       84.97       46.39        93.82
 FL                           331    49,326,075      10.46        7.584        621    149,021       82.29       59.72        87.00
 MD                           155    29,982,156       6.36        7.321        621    193,433       81.68       57.57        98.31
 MN                           185    24,789,203       5.26        7.708        612    133,996       84.57       66.57        91.31
 GA                           160    18,516,336       3.93        7.772        616    115,727       84.45       68.82        89.80
 AZ                           115    17,207,509       3.65        7.335        624    149,631       81.73       72.19        90.21
 VA                            72    12,458,071       2.64        7.640        592    173,029       79.66       68.00        89.85
 MI                           119    12,417,760       2.63        8.123        610    104,351       87.00       71.17        89.83
 OR                            83    11,818,920       2.51        7.302        634    142,397       85.70       92.64        91.58
 Other                      1,514   169,990,172      36.04        7.874        621    112,279       85.33       74.82        94.08
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================


                              Distribution by Zip

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
      Zip                 Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60629                         16    $2,274,481       0.48%       7.347%       628   $142,155       79.62%      23.67%       95.37%
 60544                          8     1,454,419       0.31        7.010        656    181,802       87.36       59.16       100.00
 60651                          8     1,322,802       0.28        7.245        622    165,350       80.47       25.28       100.00
 92376                          6     1,282,164       0.27        6.465        644    213,694       76.19       74.25       100.00
 60617                         11     1,223,747       0.26        7.993        607    111,250       87.01       63.45        85.42
 22193                          5     1,215,967       0.26        7.086        607    243,193       78.13       54.31        87.71
 20747                          8     1,202,106       0.25        7.740        608    150,263       83.09      100.00        84.65
 95838                          5     1,159,652       0.25        7.819        554    231,930       78.70       82.84        62.36
 60638                          5     1,131,324       0.24        6.509        641    226,265       85.15       69.42       100.00
 60652                          6     1,120,562       0.24        7.083        622    186,760       84.75       49.94       100.00
 Other                      3,333   458,288,982      97.16        7.577        621    137,500       83.32       64.63        91.96
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
   Remaining                                      Pool By     Weighted      Avg.      Avg.      Combined
   Months To            Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
    Maturity              Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                      257   $10,420,344       2.21%       9.549%       644    $40,546       91.56%      68.49%       89.86%
 181 - 240                     24     2,206,110       0.47        7.274        641     91,921       75.96       45.38        97.60
 241 - 360                  3,130   459,049,751      97.32        7.523        621    146,661       83.13       64.42        91.99
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

                       Distribution by Amortization Type


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
     Amortization Type    Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2 YR ARM                   1,603  $221,036,598      46.86%       7.761%       613   $137,889       83.92%      67.84%       88.87%
 2 YR ARM IO                  365    68,311,100      14.48        7.137        640    187,154       82.54       64.54        94.30
 Fixed                        508    57,456,790      12.18        7.394        626    113,104       80.25       62.61        96.76
 3 YR ARM                     302    46,161,532       9.79        7.421        609    152,853       82.61       44.24        94.44
 2 YR ARM Balloon 40/30       239    34,884,443       7.40        7.815        614    145,960       84.60       84.36        90.99
 3 YR ARM IO                   98    20,645,802       4.38        6.755        654    210,671       83.77       40.42        98.23
 Fixed IO                      35     7,157,298       1.52        6.882        652    204,494       80.14       72.47        91.76
 Fixed Balloon 40/30           32     4,951,694       1.05        6.990        625    154,740       78.53       80.91       100.00
 Fixed Balloon 30/15          145     4,168,290       0.88       11.139        647     28,747       99.77       66.37        85.99
 2 YR ARM Balloon 30/15        60     2,877,615       0.61        9.319        667     47,960       99.32       74.88        95.63
 Other                         24     4,025,043       0.85        7.360        611    167,710       80.20       37.58        95.83
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================


                      Distribution by Initial Periodic Cap


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
    Initial             Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
  Periodic Cap            Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%                   1      $179,357       0.04%       7.750%       627   $179,357       78.26%       0.00%        0.00%
 1.51 - 2.00%                 607   106,001,592      22.47        7.358        630    174,632       82.76       77.36        89.67
 2.51 - 3.00%               1,604   220,628,899      46.78        7.647        617    137,549       83.69       58.89        92.79
 5.51 - 6.00%                 479    71,132,286      15.08        7.670        615    148,502       84.94       61.82        89.00
 N/A                          720    73,734,071      15.63        7.529        629    102,408       81.23       65.01        95.88
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================


                          Distribution by Periodic Cap


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
  Periodic Cap            Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%                 917  $137,593,541      29.17%       7.618%       608   $150,047       82.55%      56.64%       90.71%
 1.01 - 1.50%               1,773   260,086,649      55.14        7.552        626    146,693       84.25       68.43        91.51
 1.51 - 2.00%                   1       261,944       0.06        6.125        595    261,944       85.00        0.00       100.00
 N/A                          720    73,734,071      15.63        7.529        629    102,408       81.23       65.01        95.88
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================


                      Distribution by Months to Rate Reset

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
   Months To            Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
   Rate Reset             Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 12                        15    $1,923,625       0.41%       7.948%       607   $128,242       85.44%      68.33%       84.15%
 13 - 24                    2,254   325,513,451      69.01        7.649        619    144,416       83.84       68.92        90.34
 25 - 36                      407    68,289,288      14.48        7.230        621    167,787       82.96       43.04        95.71
 49 & Above                    15     2,215,769       0.47        6.863        650    147,718       77.48       37.93        92.42
 N/A                          720    73,734,071      15.63        7.529        629    102,408       81.23       65.01        95.88
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral


                       Distribution by Life Maximum Rate


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
 Life Maximum Rate        Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 11.99% & Below                59   $11,377,674       2.41%       5.761%       658   $192,842       75.05%      89.49%       95.18%
 12.00 - 12.49%                74    12,669,939       2.69        6.221        663    171,215       79.01       69.82        89.29
 12.50 - 12.99%               300    55,216,503      11.71        6.633        641    184,055       79.93       66.90        89.81
 13.00 - 13.49%               357    58,299,213      12.36        6.871        630    163,303       81.10       65.82        92.81
 13.50 - 13.99%               509    88,271,310      18.71        7.294        626    173,421       84.76       54.61        89.42
 14.00 - 14.49%               333    51,426,780      10.90        7.641        617    154,435       85.03       54.71        85.71
 14.50 - 14.99%               358    49,419,266      10.48        8.138        601    138,043       86.14       62.30        94.67
 15.00 - 15.49%               188    23,045,780       4.89        8.583        601    122,584       87.53       66.22        91.23
 15.50 - 15.99%               150    15,223,700       3.23        9.050        589    101,491       84.02       63.48        94.66
 16.00% & Above               363    32,991,969       6.99        9.951        580     90,887       87.50       89.43        97.04
 N/A                          720    73,734,071      15.63        7.529        629    102,408       81.23       65.01        95.88
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================


                             Distribution by Margin

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
      Margin              Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below                202   $36,861,419       7.81%       6.765%       642   $182,482       81.92%      49.28%       95.32%
 5.00 - 5.49%                 241    41,839,713       8.87        6.632        652    173,609       79.92       61.09        88.27
 5.50 - 5.99%                 386    64,846,859      13.75        6.977        639    167,997       83.88       67.47        88.39
 6.00 - 6.49%                 435    71,001,946      15.05        7.141        622    163,223       82.69       63.05        89.17
 6.50 - 6.99%                 651    98,647,707      20.91        7.856        605    151,533       82.64       64.13        90.08
 7.00% & Above                776    84,744,489      17.97        8.883        595    109,207       88.09       71.26        96.20
 N/A                          720    73,734,071      15.63        7.529        629    102,408       81.23       65.01        95.88
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     3,411  $471,676,204     100.00%       7.567%       621   $138,281       83.28%      64.42%       91.97%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                       $316,042,081
Number of Mortgage Loans:                                                 1,201
Average Scheduled Principal Balance:                                   $263,149
Weighted Average Gross Coupon:                                            7.181%
Weighted Average Net Coupon: (2)                                          6.669%
Weighted Average Current FICO Score:                                        648
Weighted Average Original LTV Ratio:                                      80.59%
Weighted Average Combined Original LTV Ratio:                             83.24%
Weighted Average Stated Remaining Term (months):                            352
Weighted Average Seasoning(months):                                           3
Weighted Average Months to Roll: (3)                                         22
Weighted Average Gross Margin: (3)                                         6.12%
Weighted Average Initial Rate Cap: (3)                                     2.92%
Weighted Average Periodic Rate Cap: (3)                                    1.33%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.61%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                   Distribution by Current Principal Balance



                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined                   Pct.
   Current Principal    Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full     Owner
        Balance           Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below               76    $2,722,605       0.86%      10.097%       650    $35,824       98.33%      55.51%      100.00%
 $50,001 - $75,000             62     4,018,678       1.27        9.773        651     64,817       95.04       41.46       100.00
 $75,001 - $100,000            46     4,025,447       1.27        9.242        651     87,510       92.29       43.28       100.00
 $100,001 - $125,000           66     7,499,439       2.37        8.124        646    113,628       86.53       42.50       100.00
 $125,001 - $150,000           79    10,874,758       3.44        7.671        646    137,655       84.69       45.41       100.00
 $150,001 - $200,000          162    28,182,695       8.92        7.383        643    173,967       83.32       45.01       100.00
 $200,001 - $250,000          131    29,572,315       9.36        7.293        654    225,743       83.26       28.74       100.00
 $250,001 - $300,000          123    33,837,085      10.71        7.088        657    275,098       82.26       25.85       100.00
 $300,001 - $350,000           80    25,853,036       8.18        7.245        650    323,163       84.25       31.09       100.00
 $350,001 - $400,000          144    54,338,085      17.19        7.017        642    377,348       83.51       44.67        97.93
 $400,001 - $450,000           93    39,564,699      12.52        6.876        635    425,427       82.17       35.78       100.00
 $450,001 - $500,000           64    30,519,614       9.66        7.064        648    476,869       81.78       37.67       100.00
 $500,001 - $550,000           24    12,594,068       3.98        7.017        648    524,753       83.20       33.96        95.68
 $550,001 - $600,000           23    13,435,949       4.25        6.702        642    584,172       80.55       30.41        95.80
 $600,001 - $650,000           10     6,215,454       1.97        6.595        668    621,545       84.58       69.82       100.00
 $650,001 - $700,000            9     6,012,864       1.90        6.507        684    668,096       83.62       56.06       100.00
 $700,001 & Above               9     6,775,291       2.14        6.307        661    752,810       74.12       89.49       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

                          Distribution by Current Rate

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
   Current Rate           Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.00 - 5.49%                   6    $2,066,524       0.65%       5.382%       684   $344,421       78.41%     100.00%      100.00%
 5.50 - 5.99%                  64    24,335,321       7.70        5.798        671    380,239       77.54       67.35       100.00
 6.00 - 6.49%                 155    54,364,053      17.20        6.261        666    350,736       80.96       45.82       100.00
 6.50 - 6.99%                 270    85,513,335      27.06        6.753        659    316,716       82.06       29.86       100.00
 7.00 - 7.49%                 196    54,611,414      17.28        7.226        639    278,630       81.94       42.02        97.94
 7.50 - 7.99%                 166    42,669,203      13.50        7.711        636    257,043       84.98       28.73        98.68
 8.00 - 8.49%                  76    17,947,620       5.68        8.250        624    236,153       86.80       21.83       100.00
 8.50 - 8.99%                  63    12,650,101       4.00        8.745        608    200,795       89.76       33.96        95.70
 9.00% & Above                205    21,884,510       6.92        9.916        618    106,754       93.52       49.16       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


                          Distribution by Credit Score


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
  Credit Score            Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above                   44   $13,889,867       4.39%       6.746%       761   $315,679       81.45%      24.13%      100.00%
 720 - 739                     64    18,277,253       5.78        6.831        728    285,582       83.23       26.08       100.00
 700 - 719                     80    22,016,490       6.97        6.839        707    275,206       82.72       32.56        97.53
 680 - 699                    131    33,608,270      10.63        7.082        689    256,552       83.97       23.36        97.80
 660 - 679                    170    41,626,630      13.17        6.968        668    244,863       82.45       25.49        98.65
 640 - 659                    178    44,573,577      14.10        6.987        651    250,413       82.08       41.09       100.00
 620 - 639                    168    43,689,819      13.82        7.097        630    260,058       82.25       41.60       100.00
 600 - 619                    165    39,227,789      12.41        7.385        611    237,744       84.13       55.29        99.02
 580 - 599                     89    26,019,472       8.23        7.542        590    292,354       86.91       47.81       100.00
 560 - 579                     71    20,736,088       6.56        7.806        570    292,058       85.48       63.54       100.00
 540 - 559                     22     6,206,996       1.96        8.106        549    282,136       83.70       57.85       100.00
 520 - 539                     15     5,011,955       1.59        8.512        529    334,130       77.67       25.17       100.00
 500 - 519                      4     1,157,875       0.37        8.611        509    289,469       73.65       59.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================



                              Distribution by Lien

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
      Lien                Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First                      1,035  $305,430,596      96.64%       7.081%       647   $295,102       82.70%      38.89%       99.27%
 Second                       166    10,611,485       3.36       10.049        664     63,925       98.84       40.59       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                     Distribution by Combined Original LTV


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
     Combined           Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
   Original LTV           Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below                10    $3,156,617       1.00%       6.626%       638   $315,662       55.70%      75.85%      100.00%
 60.01 - 70.00%                26     9,733,303       3.08        6.878        612    374,358       67.06       40.04       100.00
 70.01 - 80.00%               672   193,304,164      61.16        6.866        661    287,655       79.45       30.35        99.51
 80.01 - 85.00%                50    19,746,919       6.25        7.073        604    394,938       84.53       47.10       100.00
 85.01 - 90.00%               149    47,392,794      15.00        7.496        620    318,072       89.75       46.26        97.29
 90.01 - 95.00%                55    13,957,728       4.42        7.722        635    253,777       94.93       60.34       100.00
 95.01 - 100.00%              239    28,750,555       9.10        8.754        655    120,295       99.95       64.26       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


                          Distribution by Original LTV

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
   Original LTV           Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below               175   $13,691,133       4.33%       9.240%       658    $78,235       89.23%      48.95%      100.00%
 60.01 - 70.00%                26     9,733,303       3.08        6.878        612    374,358       67.06       40.04       100.00
 70.01 - 80.00%               671   193,054,486      61.09        6.864        661    287,712       79.45       30.26        99.51
 80.01 - 85.00%                50    19,746,919       6.25        7.073        604    394,938       84.53       47.10       100.00
 85.01 - 90.00%               148    47,357,140      14.98        7.494        620    319,981       89.75       46.29        97.29
 90.01 - 95.00%                50    13,618,805       4.31        7.674        635    272,376       94.96       59.94       100.00
 95.01 - 100.00%               81    18,840,296       5.96        8.057        650    232,596       99.92       77.90       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


                         Distribution by Documentation

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
   Documentation          Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Stated                       685  $179,492,787      56.79%       7.263%       660   $262,033       82.14%       0.00%       99.47%
 Full                         475   123,077,590      38.94        7.067        634    259,111       85.00      100.00        98.96
 Limited                       37    12,905,225       4.08        7.105        601    348,790       82.07        0.00       100.00
 No Doc                         4       566,478       0.18        7.662        674    141,620       79.37        0.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


                            Distribution by Purpose

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
     Purpose              Loans      Balance      Balance      Coupon       FICO     Balance   Original LTV    Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Purchase                   1,032  $239,986,576      75.94%       7.280%       655   $232,545       83.57%      32.86%       99.22%
 Cashout Refi                 163    73,079,908      23.12        6.862        625    448,343       82.46       57.59        99.51
 Rate/term Refi                 6     2,975,597       0.94        7.038        626    495,933       75.86       71.95       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                           Distribution by Occupancy

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
     Occupancy            Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied             1,196  $313,810,629      99.29%       7.176%       647   $262,383       83.24%      38.81%      100.00%
 Investor                       4     1,667,797       0.53        7.783        674    416,949       85.86       76.90         0.00
 Second Home                    1       563,655       0.18        7.780        660    563,655       80.00        0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


                         Distribution by Property Type

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
 Property Type            Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family                878  $230,213,911      72.84%       7.122%       644   $262,203       83.62%      41.32%       99.44%
 PUD                          134    36,724,096      11.62        7.149        640    274,060       81.57       40.34        97.42
 2-4 Family                    97    27,189,781       8.60        7.785        677    280,307       82.48       17.99       100.00
 Condo                         88    20,795,032       6.58        7.098        661    236,307       83.21       39.63       100.00
 Townhouse                      4     1,119,261       0.35        7.203        656    279,815       80.00        0.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


                             Distribution by State

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
     State                Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 CA                           382  $131,383,509      41.57%       6.780%       654   $343,936       81.30%      34.11%       98.88%
 FL                           169    34,333,404      10.86        7.514        646    203,156       83.86       35.72       100.00
 IL                            87    22,566,041       7.14        7.289        642    259,380       84.84       38.47        98.33
 MD                            41    15,233,255       4.82        6.954        628    371,543       81.90       60.67       100.00
 NY                            38    11,732,019       3.71        7.190        681    308,737       85.55       25.15       100.00
 AZ                            56    11,593,494       3.67        7.216        649    207,027       82.16       36.26       100.00
 VA                            29     8,373,105       2.65        7.437        640    288,728       85.43       43.24       100.00
 GA                            34     7,527,201       2.38        7.790        630    221,388       84.27       40.93       100.00
 MA                            22     6,411,964       2.03        8.170        681    291,453       82.38        9.16       100.00
 WA                            26     5,836,944       1.85        6.898        639    224,498       83.22       74.40       100.00
 Other                        317    61,051,144      19.32        7.678        636    192,590       86.24       47.98        99.37
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                              Distribution by Zip

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
      Zip                 Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 92880                          5    $2,298,554       0.73%       6.923%       641   $459,711       80.60%       0.00%      100.00%
 94533                          6     1,976,977       0.63        6.625        650    329,496       80.72       18.00       100.00
 91977                          5     1,751,791       0.55        7.458        598    350,358       86.88        0.00       100.00
 92882                          5     1,678,552       0.53        7.093        664    335,710       79.94       22.65       100.00
 94509                          4     1,653,099       0.52        6.799        651    413,275       83.41       22.78       100.00
 95376                          3     1,477,000       0.47        6.672        698    492,333       76.91       26.27       100.00
 94531                          4     1,388,034       0.44        6.649        670    347,009       83.14       67.45       100.00
 92879                          4     1,316,575       0.42        7.458        605    329,144       82.86        0.00       100.00
 92056                          3     1,279,608       0.40        7.209        656    426,536       83.45        0.00       100.00
 02907                          7     1,246,210       0.39        8.010        683    178,030       83.24       19.05       100.00
 Other                      1,155   299,975,680      94.92        7.188        647    259,719       83.31       40.14        99.26
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


                  Distribution by Remaining Months to Maturity


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
   Remaining                                      Pool By     Weighted      Avg.      Avg.      Combined
   Months To            Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
    Maturity              Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                      113    $7,662,894       2.42%      10.102%       665    $67,813       98.02%      38.88%      100.00%
 181 - 240                      3       554,402       0.18        7.285        726    184,801       95.95       85.29       100.00
 241 - 360                  1,084   307,465,090      97.29        7.108        647    283,639       82.86       38.79        99.27
 421 - 480                      1       359,695       0.11        6.625        650    359,695       80.00      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


                       Distribution by Amortization Type

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                         Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
  Amortization Type        Loans     Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2 YR ARM                     480  $121,421,872      38.42%       7.386%       638   $252,962       84.50%      38.00%       98.94%
 2 YR ARM IO                  298   102,240,977      32.35        6.762        657    343,091       81.53       40.67       100.00
 2 YR ARM BALLOON 40/30        81    25,905,168       8.20        7.523        642    319,817       81.72       32.69        96.37
 Fixed                        108    19,883,572       6.29        7.179        658    184,107       84.46       64.24       100.00
 3 YR ARM                      58    15,407,341       4.88        7.102        643    265,644       83.44       36.79       100.00
 3 YR ARM IO                   44    13,547,788       4.29        6.597        659    307,904       79.56       18.05       100.00
 2 YR ARM BALLOON 30/15        57     4,332,082       1.37        9.631        673     76,001       98.71       38.62       100.00
 FIXED IO                      12     4,118,408       1.30        6.772        663    343,201       80.65       28.18       100.00
 Fixed Balloon 30/15           47     2,776,945       0.88       10.877        656     59,084       97.78       35.08       100.00
 Fixed Balloon 40/30            6     2,585,699       0.82        6.668        652    430,950       79.77       33.29       100.00
 Other                         10     3,822,227       1.21        7.238        614    382,223       82.39       35.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                      Distribution by Initial Periodic Cap


                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
    Initial             Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
  Periodic Cap            Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.51 - 2.00%                 331  $103,923,457      32.88%       6.996%       664   $313,968       83.26%      52.13%      100.00%
 2.51 - 3.00%                 590   155,577,652      49.23        7.198        638    263,691       82.60       29.42        98.81
 5.51 - 6.00%                 106    27,042,655       8.56        7.507        626    255,119       85.11       27.21        98.58
 N/A                          174    29,498,316       9.33        7.442        658    169,531       84.84       53.45       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


                          Distribution by Periodic Cap

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
  Periodic Cap            Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%                 356   $97,560,707      30.87%       7.171%       627   $274,047       82.10%      22.83%       99.61%
 1.01 - 1.50%                 671   188,983,057      59.80        7.145        656    281,644       83.58       44.99        99.02
 N/A                          174    29,498,316       9.33        7.442        658    169,531       84.84       53.45       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


                      Distribution by Months to Rate Reset

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
   Months To            Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
   Rate Reset             Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 12                         5    $1,894,977       0.60%       6.693%       643   $378,995       83.80%      28.05%      100.00%
 13 - 24                      912   252,105,856      79.77        7.191        647    276,432       83.26       38.61        99.11
 25 - 36                      106    30,506,663       9.65        6.913        646    287,799       81.66       28.28       100.00
 49 & Above                     4     2,036,267       0.64        6.571        651    509,067       81.37       40.49       100.00
 N/A                          174    29,498,316       9.33        7.442        658    169,531       84.84       53.45       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


                       Distribution by Life Maximum Rate

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
 Life Maximum Rate        Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 11.99% & Below                27    $8,387,370       2.65%       5.752%       651   $310,643       76.77%      46.26%      100.00%
 12.00 - 12.49%                56    16,961,578       5.37        6.217        664    302,885       80.86       31.39       100.00
 12.50 - 12.99%               198    62,777,151      19.86        6.584        661    317,056       80.31       38.33       100.00
 13.00 - 13.49%               193    61,164,539      19.35        6.760        649    316,915       81.82       45.91        99.37
 13.50 - 13.99%               193    57,366,759      18.15        7.171        648    297,237       84.12       28.27       100.00
 14.00 - 14.49%               124    33,726,712      10.67        7.584        629    271,990       84.23       34.55        97.81
 14.50 - 14.99%                82    20,111,077       6.36        8.042        627    245,257       87.21       36.32        97.20
 15.00 - 15.49%                44     9,152,093       2.90        8.620        641    208,002       87.38       35.63       100.00
 15.50 - 15.99%                29     5,103,320       1.61        8.856        631    175,977       87.14       30.22        89.34
 16.00% & Above                81    11,793,164       3.73        9.870        610    145,595       91.51       50.72       100.00
 N/A                          174    29,498,316       9.33        7.442        658    169,531       84.84       53.45       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                             Distribution by Margin

                                                                                                Weighted
                                                  Pct. Of                 Weighted                Avg.
                                                  Pool By     Weighted      Avg.      Avg.      Combined
                        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original    Pct. Full   Pct. Owner
      Margin              Loans      Balance      Balance      Coupon       FICO     Balance      LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below                 67   $21,177,318       6.70%       6.285%       663   $316,079       79.19%      66.08%      100.00%
 5.00 - 5.49%                 177    54,583,876      17.27        6.566        660    308,383       80.45       32.48       100.00
 5.50 - 5.99%                 185    60,454,818      19.13        6.658        662    326,783       82.76       27.71        99.36
 6.00 - 6.49%                 201    63,470,211      20.08        7.101        637    315,772       82.42       39.56        99.40
 6.50 - 6.99%                 227    56,285,543      17.81        7.702        631    247,954       85.10       39.11        98.36
 7.00% & Above                170    30,571,999       9.67        8.885        629    179,835       88.75       38.32        98.22
 N/A                          174    29,498,316       9.33        7.442        658    169,531       84.84       53.45       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,201  $316,042,081     100.00%       7.181%       648   $263,149       83.24%      38.94%       99.29%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with
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